                                                                    EXHIBIT 10.6

                             WATERGATE OFFICE TOWERS
                                    TOWER III
                             EMERYVILLE, CALIFORNIA

                             OFFICE LEASE AGREEMENT

                                     BETWEEN

    EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY
                                  ("LANDLORD")

                                       AND

                    ZIPREALTY, INC., A CALIFORNIA CORPORATION
                                   ("TENANT")

                                TABLE OF CONTENTS

I.      Basic Lease Information...........................................     1
II.     Lease Grant.......................................................     3
III.        Adjustment of Commencement Date; Possession...................     3
IV.         Rent..........................................................     5
V.      Compliance with Laws; Use.........................................    10
VI.         Security Deposit..............................................    11
VII.        Services to be Furnished by Landlord..........................    11
VIII.       Leasehold Improvements........................................    12
IX.         Repairs and Alterations.......................................    13
X.      Use of Electrical Services by Tenant..............................    14
XI.         Entry by Landlord.............................................    15
XII.        Assignment and Subletting.....................................    15
XIII.       Liens.........................................................    17
XIV.        Indemnity and Waiver of Claims................................    18
XV.         Insurance.....................................................    18
XVI.        Subrogation...................................................    19
XVII.          Casualty Damage............................................    19
XVIII.         Condemnation...............................................    20
XIX.        Events of Default.............................................    21
XX.         Remedies......................................................    21
XXI.        Limitation of Liability.......................................    23
XXII.          No Waiver..................................................    23
XXIII.      Quiet Enjoyment...............................................    23
XXIV.       Relocation....................................................    23
XXV.           Holding Over...............................................    23
XXVI.          Subordination to Mortgages; Estoppel Certificate...........    24
XXVII.         Attorneys' Fees............................................    24
XXVIII.     Notice........................................................    25
XXIX.   Excepted Rights...................................................    25
XXX.    Surrender of Premises.............................................    25
XXXI.   Miscellaneous.....................................................    25
XXXII.  Entire Agreement..................................................    27

                             OFFICE LEASE AGREEMENT

      THIS OFFICE LEASE AGREEMENT (the "Lease") is made and entered into as of the 28th day of November, 2001, by and between EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and ZIPREALTY, INC., A CALIFORNIA CORPORATION ("Tenant").

I.    BASIC LEASE INFORMATION.

      A. "Building" shall mean the building located at 2000 Powell Street, Emeryville, California.

      B. "Rentable Square Footage of the Building" is deemed to be 367,793 square feet.

      C. "Premises" shall mean the area shown on EXHIBIT A to this Lease. The Premises are located on the fifteenth (15th) floor of the Building and known as suite number 1555. The "Rentable Square Footage of the Premises" is deemed to be 15,825 square feet. If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered part of the Premises. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct and shall not be remeasured.

      D.    "Base Rent":

                               Annual Rate        Annual        Monthly
           Period             Re Square Foot     Base Rent     Base Rent
-------------------------------------------------------------------------
     Commencement Date          $   20.04      $ 317,133.00   $ 26,427.75
         -4/30/2003
    5/01/2003-4/30/2004         $   34.20      $ 541,215.00   $ 45,101.25
    5/01/2004-4/30/2005         $   35.28      $ 558,306.00   $ 46,525.50
    5/01/2005-4/30/2006         $   36.24      $ 573,498.00   $ 47,791.50
5/01/2006 -Termination Date     $   37.32      $ 590,589.00   $ 49,215.75

      E.    "Tenant's Pro Rata Share": 4.3027%.

      F.    "Base Year" for Taxes: 2002; "Base Year" for Expenses: 2002.

      G. "Term": A period of sixty (60) months and (21) twenty-one days. The Term shall commence on January 11, 2002 (the "Commencement Date") and, unless terminated early or extended in accordance with this Lease, end on January 31, 2007 (the "Termination Date"). However, if Landlord is required to Substantially Complete (defined in Section III.A) any Landlord Work (defined in Section I.O.) prior to the Commencement Date under the terms of a Work Letter (defined in Section I.O): (1) the date set forth in the prior sentence as the "Commencement Date" shall instead be defined as the "Target Commencement Date" by which date Landlord will use commercially reasonable efforts to Substantially Complete the Landlord Work; and
            (2) the actual "Commencement Date" shall be the date on which the Landlord Work is Substantially Complete, as determined by Section III.A. In such circumstances, the Termination Date will instead be the last day of the Term as determined based upon the actual Commencement Date. Landlord's failure to Substantially Complete the Landlord Work by the Target Commencement Date shall not be a default by Landlord or otherwise render Landlord liable for damages in connection therewith. Promptly after the determination of the Commencement Date, Landlord and Tenant shall enter into a commencement letter agreement in the form attached as EXHIBIT C.

      H. Tenant Allowance: As described with particularity in the Work Letter attached hereto as EXHIBIT D.

      I. "Security Deposit": The sum of $180,000.00, which may be in the form of a letter of credit, as more fully described in Article VI.

      J.    "Guarantor(s)": None as of the date of this Lease.

      K.    "Broker": Cornish & Carey Commercial.

      L.    "Permitted Use": General office and administrative.

      M.    "Notice Addresses":

            Tenant:

            On and after the Commencement Date, notices shall be sent to Tenant at the Premises. Prior to the Commencement Date, notices shall be sent to Tenant at the following address:

            zipRealty.com
            1401 Marina Way South
            Richmond, California 94804
            Phone #: (510) 965-2800
            Fax #: (510) 237-2645
            Attn: Mr. Kurt Waag

            Prior to, on or after the Commencement Date, a copy of any notice of Tenant default shall be sent to:

            Miller, Starr & Regalia
            1331 North California Boulevard, 5th Floor
            Walnut Creek, California 94596
            Phone #: (925) 935-9400
            Fax#: (925) 933-4126
            Attn: Michael E. DiGeronimo, Esq.

            If any additional person listed above fails to receive the copy of the notice of Tenant default, the validity of the notice served on Tenant shall not be affected thereby.

            Landlord:                             With a copy to:

            EOP-EMERYVILLE PROPERTIES,            Equity Office Properties Trust
            L.L.C.                                Two North Riverside Plaza
            c/o Equity Office Properties Trust    Suite 2100
            2200 Powell Street                    Chicago, Illinois 60606
            Suite 200                             Attention: Regional Counsel -
            Emeryville, California 94608          San Francisco Region
            Attention: Building Manager

            Rent (defined in Section IV.A) is payable to the order of EQUITY OFFICE PROPERTIES at the following address: EOP-Emeryville Properties, L.L.C., P.O. Box 45587, Dept. 11473, San Francisco, California 94145-0587.

      N. "Business Day(s)" are Monday through Friday of each week, exclusive of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Holidays"). Landlord may designate additional Holidays, provided that the additional Holidays are commonly recognized by other office buildings in the area where the Building is located.

      O. "Landlord Work" means the work, if any, that Landlord is obligated to perform in the Premises pursuant to a separate work letter agreement (the "Work Letter"), if any, attached as EXHIBIT D. If a Work Letter is not attached to this Lease or if an attached Work Letter does not require Landlord to perform any work, the occurrence of the Commencement Date shall not be conditioned upon the performance of work by Landlord and, accordingly, Section III.A. shall not be applicable to the determination of the Commencement Date.

      P. "Law(s)" means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity, including federal, state or local.

      Q. "Normal Business Hours" for the Building are 8 A.M. to 6 P.M. on Business Days.

      R. "Property" means the Building and the parcel(s) of land on which it is located and, at Landlord's discretion, the Building garage and other improvements serving the Building, if any, and the parcel(s) of land on which they are located.

II.   LEASE GRANT.

      Landlord leases the Premises to Tenant for the Term and on the terms and conditions of this Lease, and Tenant leases the Premises from Landlord for the Term and on the terms and conditions of this Lease, together with the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, unreserved parking areas, common corridors, elevator foyers, restrooms, vending areas and lobby areas (the "Common Areas").

III.  ADJUSTMENT OF COMMENCEMENT DATE; POSSESSION.

      A. The Landlord Work shall be deemed to be "Substantially Complete" on the later of (i) the date that all Landlord Work has been performed substantially in accordance with the Work Letter, other than any details of construction, mechanical adjustment or any other similar matter, the noncompletion of which does not materially interfere with Tenant's use of the Premises; and (ii) the date Landlord receives from the appropriate governmental authorities, with respect to the Landlord Work performed by Landlord or its contractors in the Premises, all approvals necessary for the occupancy of the Premises. However, if Landlord is delayed in the performance of the Landlord Work as a result of any Tenant Delay(s) (defined below), the Landlord Work shall be deemed to be Substantially Complete on the date that Landlord could reasonably have been expected to Substantially Complete the Landlord Work absent any Tenant Delay. "Tenant Delay" means any act or omission of Tenant or its agents, employees, vendors or contractors that actually delays the Substantial Completion of the Landlord Work, including, without limitation: (1) Tenant's failure to furnish information or approvals within any time period specified in this Lease, including the failure to prepare or approve preliminary or final plans by any applicable due date; (2) Tenant's selection of equipment or materials that have long lead times after first being informed by Landlord that the selection may result in a delay; (3) changes requested or made by Tenant to previously approved plans and specifications; (4) performance of work in the Premises by Tenant or Tenant's contractor(s) during the performance of the Landlord Work; or (5) if the performance of any portion of the Landlord Work depends on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant's contractor(s) in the completion of such work. Landlord shall use reasonable efforts to notify Tenant, orally or in writing, of any circumstances of which Landlord is aware that have caused or may cause a Tenant Delay, so that Tenant may take whatever action is appropriate to minimize or prevent such Tenant Delay. Notwithstanding the foregoing, if Landlord fails to notify Tenant of any Tenant Delay addressed in Subsections III.A.3., III.A.4. or III.A.5. within 2 days after the date Landlord knew of such Tenant Delay, Tenant shall not be responsible for any such Tenant Delay with respect to the period of time commencing 3 days after the date when Landlord knew that such Tenant Delay existed and ending on the date that Landlord notified Tenant of such Tenant Delay.

      B. Subject to Landlord's obligation, if any, to perform Landlord Work and Landlord's obligations under Section IX.B., the Premises are accepted by Tenant in "as is" condition and configuration. By taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition, and that there are no representations or warranties by Landlord regarding the condition of the Premises or the Building other than as expressly stated in this Lease. Notwithstanding anything contained herein to the contrary, Tenant shall have 11 months from the completion of Landlord Work in which to discover and notify Landlord of any latent defects in Landlord's Work. Landlord shall be responsible for the correction of any latent defects with respect to which it received timely notice from Tenant. Tenant's acceptance of the Premises shall be subject to Landlord's obligation to correct portions of the Landlord Work as set forth on a construction punch list prepared by Landlord and Tenant in accordance with the terms hereof. Within 15 days after Substantial Completion of the Landlord Work, Landlord and Tenant shall together conduct an inspection of the Premises and prepare a "punch list" setting forth any portions of the Landlord Work that are not in conformity with the Landlord Work as required by the terms of this Lease. Notwithstanding the foregoing, at the request of Landlord, such construction punch list shall be mutually prepared by Landlord and Tenant prior to the date on which Tenant first begins to move its furniture, equipment or other personal property into the Premises. Landlord, as part of the Landlord Work, shall use good faith efforts to correct all such items within a commercially reasonable time period following the completion of the preparation of the punch list. If Landlord is delayed delivering possession of the Premises or any other space due to the holdover or unlawful possession of such space by any party, Landlord shall use reasonable efforts to obtain possession of the space. If Landlord is not required to Substantially Complete Landlord Work before the Commencement Date, the Commencement Date shall be postponed until the date Landlord delivers possession of the Premises to Tenant free from occupancy by any party, and the Termination Date, at the option of Landlord, may be postponed by an equal number of days. If Landlord is required to Substantially Complete Landlord Work before the Commencement Date, the Commencement Date and Termination Date shall be determined by Section I.G.

            If has Landlord not delivered possession of the Premises to Tenant on or before January 16, 2002 (the "Outside Delivery Date"), and if such failure is not deemed and event of "Force Majeure" as that term is defined in Section 9 of that certain Asset Purchase and Sale Agreement by and between Tenant and the City of Richmond, a municipal corporation, dated on or about November 21, 2001, which agreement respects Tenant's sale of personal assets to the City of Richmond (the "Asset Purchase Agreement"), and Tenant is required to and does provide to the City of Richmond liquidated damages as described in Section 17 of the Asset Purchase Agreement, Tenant shall be entitled to a rent abatement following the Commencement Date of $750.00 for every day in the period beginning the day following the Outside Delivery Date and ending on the Commencement Date, up to an amount equal to the lesser of the following (the "Penalty"): (x) the damages actually suffered by Tenant pursuant to
            Section 9(c) of the Asset Purchase Agreement, and (y) $10,000.00. Such Penalty shall be evidenced by written documentation reasonably satisfactory to Landlord and delivered to Landlord on or before ten
            (10) days following the Commencement Date. In the event that Tenant fails provide such written evidence to Landlord as described in the foregoing sentence, Tenant shall be deemed to have waived its right to the Penalty and Landlord shall have no obligation to Tenant with respect to the same. Landlord and Tenant acknowledge and agree that:
            (i) Landlord's ability to deliver possession of the Premises to Tenant shall take into consideration the effect of any Tenant Delays (and to the extent any Tenant Delays have caused a delay in delivery of possession of the Premises to Tenant beyond the Outside Delivery Date, the date of Landlord's delivery of possession of the Premises shall be deemed to be the date such delivery would have occurred but for any such Tenant Delay); and (ii) the Outside Delivery Date shall be postponed by the number of days Landlord's delivery of possession of the Premises is delayed due to events of Force Majeure. Tenant shall not be entitled to receive any portion of the Penalty in the event that Tenant terminates this Lease as provided below. Tenant hereby represents and warrants that the Asset Purchase Agreement is fully executed by Tenant and the City of Richmond in the form attached hereto as EXHIBIT H.

            Notwithstanding the foregoing, if the Commencement Date has not occurred on or before the Required Completion Date (defined below), Tenant, as its sole remedy, may terminate this Lease by giving Landlord written notice of termination on or before the earlier to occur of: (i) 5 Business Days after the Required Completion Date; and (ii) the Commencement Date. In such event, this Lease shall be deemed null and void and of no further force and effect and Landlord shall promptly refund any prepaid rent and Security Deposit previously advanced by Tenant under this Lease and, so long as Tenant has not previously defaulted under any of its obligations under the Work Letter, the parties hereto shall have no further responsibilities or obligations to each other with respect to this Lease. The "Required Completion Date" shall mean February 28, 2002. Landlord and Tenant acknowledge and agree that: (i) the determination of the Commencement Date shall take into consideration the effect of any Tenant Delays; and (ii) the Required Completion Date shall be postponed by the number of days the Commencement Date is delayed due to events of Force Majeure. Notwithstanding anything herein to the contrary, if Landlord determines in good faith that it will be unable to cause the Commencement Date to occur by the Required Completion Date, Landlord shall have the right to immediately cease its performance of the Landlord Work and provide Tenant with written notice (the "Completion Date Extension Notice") of such inability, which Completion Date Extension Notice shall set forth the date on which Landlord reasonably believes that the Commencement Date will occur. Upon receipt of the Completion Date Extension Notice, Tenant shall have the right to terminate this Lease by providing written notice of termination to Landlord within 2 Business Days after the date of the Completion Date Extension Notice. If Tenant does not terminate this Lease within such 2 Business Day period, the Required Completion Date automatically shall be amended to be the date set forth in Landlord's Completion Date Extension Notice and Landlord shall promptly recommence performance of the Landlord Work.

      C. If Tenant takes possession of the Premises before the Commencement Date, such possession shall be subject to the terms and conditions of this Lease and Tenant shall pay Rent (defined in Section IV.A.) to Landlord for each day of possession before the Commencement Date. However, except for the cost of services requested by Tenant (e.g. freight elevator usage), Tenant shall not be required to pay Rent for any days of possession before the Commencement Date during which Tenant, with the approval of Landlord, is in possession of the Premises for the sole purpose of performing improvements or installing furniture, equipment or other personal property.

IV.   RENT.

      A. Payments. As consideration for this Lease, Tenant shall pay Landlord, without any setoff or deduction (subject to the Penalty described in Section III.B above), the total amount of Base Rent and Additional Rent when due under the terms of this Lease. "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord under the terms of this Lease. Additional Rent and Base Rent are sometimes collectively referred to as "Rent". Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent under applicable Law. Notwithstanding anything herein to the contrary, the taxes described in the immediately preceding sentence shall not be included in the "Taxes" defined in IV.D. below. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month during the Term without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before 30 days after delivery of billing by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administration fee equal to 5% of the past due Rent, provided that Tenant shall be entitled to a grace period of 5 days for the first 2 late payments of Rent in a given calendar year. If the Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant's Pro Rata Share of any Tax Excess (defined in Section IV.B.) or Expense Excess (defined in Section IV.B.) for the month shall be prorated based on the number of days in such calendar month. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due. No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party's right to recover the balance or pursue other available remedies. Tenant's covenant to pay Rent is independent of every other covenant in this Lease. Tenant is entitled to certain Rent abatement opportunities as expressly provided in, and upon, the terms and conditions of this Lease.

      B. Expense Excess and Tax Excess, Tenant shall pay Tenant's Pro Rata Share of the amount, if any, by which Expenses (defined in Section IV.C.) for each calendar year during the Term after the Base Year exceed Expenses for the Base Year (the "Expense Excess") and also the amount, if any, by which Taxes (defined in Section IV.D.) for each calendar year during the Term after the Base

            Year exceed Taxes for the Base Year (the "Tax Excess"). If Expenses and/or Taxes in any calendar year after the Base Year decrease below the amount of Expenses and/or Taxes for the Base Year, Tenant's Pro Rata Share of Expenses and/or Taxes, as the case may be, for that calendar year shall be $0. Landlord shall provide Tenant with a good faith written estimate of the Expense Excess and of the Tax Excess for each calendar year during the Term. Notwithstanding anything in this Lease to the contrary, in no event shall the component of Expenses for any Lease year consisting of electrical costs be less than the component of Base Year Expenses consisting of electrical costs. On or before January 1, 2003, and on or before the first day of each calendar month thereafter during the Term, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's written estimate of the Expense Excess and one-twelfth of Tenant's Pro Rata Share of Landlord's written estimate of the Tax Excess. If Landlord determines that its good faith written estimate of the Expense Excess or of the Tax Excess was incorrect by a material amount, Landlord may provide Tenant with a revised written estimate. After its receipt of the revised written estimate, Tenant's monthly payments shall be based upon the revised written estimate. If Landlord does not provide Tenant with a written estimate of the Expense Excess or of the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate(s) until Landlord provides Tenant with the new written estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's written estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new written estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent.

            As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year. Landlord shall use reasonable efforts to furnish the statement of actual Expenses on or before June 1 of the calendar year immediately following the calendar year to which the statement applies. Such statement shall contain reasonable detail. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is more than the actual Expense Excess and/or actual Tax Excess, as the case may be, for the prior calendar year, Landlord shall apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term of this Lease expires or sooner terminates before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is less than the actual Expense Excess and/or actual Tax Excess, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

      C. Expenses Defined. "Expenses" means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property, including, but not limited to:

            1. Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans for personnel at or below the level of general manager; provided that if any employee performs services in connection with the Building and other buildings, costs associated with such employee may be proportionately included in Expenses based on the percentage of time such employee spends in connection with the operation, maintenance and management of the Building.

            2. Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services). However, in no event shall the management fees for the Building (expressed as a percentage of gross receipts for the Building) exceed the prevailing market management fees (expressed as a percentage of gross receipts), plus 2% of such fees, for comparable third party management companies offering comparable management services in office buildings similar to the Building in class, size, age and location.

            3. The cost of services provided to the Building and/or Property, including amounts paid by Landlord to service providers and Landlord's rental and purchase cost of parts, supplies, tools and equipment.

            4. Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable office buildings.

            5. Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges for which Landlord is reimbursed by tenants or utility providers. "Electrical Costs" means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law, and if savings in electricity costs are obtained, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows; (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of Building standard electricity to the Premises as a separate charge in addition to Base Rent, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs. Notwithstanding anything in this Lease to the contrary, for purposes of determining Expenses for any calendar year subsequent to the Base Year, Electrical Costs shall be deemed to be the greater of Electrical Costs incurred during the Base Year and Electrical Costs for the applicable calendar year.

            6. The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Property which are: (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Property, provided that Landlord, based on expert third party advice, reasonably believes that such improvements will reduce operating expense costs or improve the operating efficiency of the Building; or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Property, after the date of this Lease. The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or 5 years. The amortized cost of capital improvements may, at Landlord's option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. "Payback Period" means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement.

            If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Property and the other buildings or properties. Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); amortization (except as set forth above); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance (or would have been reimbursed by insurance had Landlord carried the insurance required to be carried by Landlord under this Lease) or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions, brochures and marketing supplies, legal fees in negotiating and preparing lease documents, and construction, improvement and decorating costs in preparing space for initial occupancy by a specific tenant; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building, including brokerage commissions, attorneys' and accountants' fees, closing costs, title insurance premiums, transfer taxes and interest charges; fines, interest and penalties incurred due to the late payment of Taxes (defined in Section IV.D), or Expenses or any other sums required to be paid by Landlord; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases. The following items are also excluded from Expenses:

            (a) Sums (other than management fees, it being agreed that the management fees included in Expenses are as described in
                  Section IV.C.2 above) paid to subsidiaries or other affiliates of Landlord for services on or to the Property, Building and/or Premises, but only to the extent that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience.

            (b) Any fines, costs, penalties or interest resulting from the negligence or willful misconduct of the Landlord or its agents, contractors, or employees.

            (c)   Advertising and promotional expenditures.

            (d)   Landlord's charitable and political contributions.

            (e)   Ground lease rental.

            (f) Attorney's fees and other expenses incurred in connection with negotiations or disputes with prospective tenants or tenants or other occupants of the Building.

            (g) The cost or expense of any services or benefits provided generally to other tenants in the Building and not provided or available to Tenant.

            (h) All costs of purchasing or leasing major sculptures, paintings or other major works or objects of art (as opposed to decorations purchased or leased by Landlord for display in the Common Areas of the Building).

            (i) Any expenses for which Landlord has received actual reimbursement (other than through Expenses).

            (j) Costs incurred by Landlord in connection with the correction of defects in design and original construction of the Building or Property.

            (k) Expenses for the replacement of any item covered under warranty, unless Landlord has not received payment under such warranty and it would not be fiscally prudent to pursue legal action to collect on such warranty.

            (l) Fines or penalties incurred as a result of violation by Landlord of any applicable Laws.

            (m) Any cost or expense related to removal, cleaning, abatement or remediation of hazardous substances, including, without limitation Hazardous Materials (as defined in Rule 12 of the rules and regulations of the Building attached as EXHIBIT B) in or about the Building, Common Area or Property, including, without limitation, hazardous substances in the ground water or soil, except to the extent caused by the release or emission of hazardous materials by Tenant or except to the extent such removal, cleaning, abatement or remediation is related to the general repair and maintenance of the Building, Common Area or Property; provided that with respect to the foregoing, Tenant's Pro Rata Share of any such item included in Expenses and charged to Tenant shall in no event exceed $10,000.00 in any calendar year.

            (n) The Maximum Amount contributed in connection with the performance of Landlord's Work described in Section 1 of the Work Letter attached hereto as EXHIBIT D.

            If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall, at Landlord's option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building during that calendar year. If Tenant pays for its Pro Rata Share of Expenses based on increases over a "Base Year" and Expenses for a calendar year are determined as provided in the prior sentence, Expenses for the Base Year shall also be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building. The extrapolation of Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Expenses that are impacted by changes in the occupancy of the Building.

      D. Taxes Defined. "Taxes" shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property's share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all commercially reasonable costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any such costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during that year. For all other real estate taxes, Taxes for that year shall, at Landlord's election, include either the amount accrued, assessed or otherwise imposed for the year or the amount due and payable for that year, provided that Landlord's election shall be applied consistently throughout the Term. If a change in Taxes is obtained for any year of the Term during which Tenant paid Tenant's Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment. Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed. Tenant shall pay Landlord the amount of Tenant's Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant's receipt of a statement from Landlord. Notwithstanding anything to the contrary contained herein, Taxes shall not include Taxes relating to period prior to the Commencement Date or after the expiration or sooner termination of this Lease.

      E. Audit Rights. Tenant may, within 90 days after receiving Landlord's statement of Expenses, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses for that calendar year. Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. However, notwithstanding the foregoing, if Landlord and Tenant determine that Expenses for the Building for the year in question were less than stated by more than 5%, Landlord, within 30 days after its receipt of paid invoices therefor from Tenant, shall reimburse Tenant for the reasonable amounts paid by Tenant to third parties in connection with such review by Tenant. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, absent fraud by Landlord, Tenant shall be deemed to have approved Landlord's statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant (or if this Lease has terminated, payment of the differential to Tenant). Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

V.    COMPLIANCE WITH LAWS; USE.

            The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord's reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Tenant shall comply with all Laws, including the Americans with Disabilities Act, regarding the operation of Tenant's business and the use, condition, configuration and occupancy of the Premises. Landlord, at its sole cost and expense (except to the extent properly included in Expenses), shall be responsible for correcting any violations of Title III of the Americans with Disabilities Act with respect to the Premises and the Common Areas of the Building, provided that Landlord's obligation with respect to the Premises shall be limited to violations that arise out of the Landlord Work and/or the condition of the Premises prior to the installation of any furniture, equipment and other personal property of Tenant subsequent to the date of this Lease. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by Law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by Law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. Notwithstanding the foregoing, Tenant, not Landlord, shall be responsible for the correction of any violations that arise out of or in connection with any claims brought under any provision of the Americans with Disabilities Act other than Title III, the specific nature of Tenant's business in the Premises (other than general office use), the acts or omissions of Tenant, its agents, employees or contractors, Tenant's arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant (other than the Landlord Work) and any design or configuration of the Premises specifically requested by Tenant after being informed that such design or configuration may not be in strict compliance with the ADA. Tenant, within 10 days after receipt, shall provide Landlord with copies of any notices it receives regarding a violation or alleged violation of any Laws. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord from time to time. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord's enforcement of the rules and regulations. The rules and regulations shall be generally applicable, and generally applied in the same manner, to all tenants of the Building. If there is a conflict between.this Lease and any rules and regulations enacted after the date of this Lease, the terms of this Lease shall control.

VI.   SECURITY DEPOSIT.

      The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant's obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent (after the expiration of any applicable cure period) or to cure any uncured default by Tenant. If Landlord uses the Security Deposit, Tenant shall upon written demand restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 45 days after the later to occur of: (1) the determination of Tenant's Pro Rata Share of any Tax Excess and Expense Excess for the final year of the Term; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Notwithstanding the foregoing, if Tenant is not in default at the termination of this Lease, Landlord shall return any unapplied balance of the Security Deposit to Tenant within 45 days after Tenant surrenders the Premises to Landlord in accordance with this Lease. In addition to any other deductions Landlord is entitled to make pursuant to the terms hereof, Landlord shall have the right to make a reasonable, good faith estimate of any unreconciled Expenses and/or Taxes as of the Termination Date and to deduct any anticipated shortfall from the Security Deposit. Such estimate shall be final and binding upon Tenant. Landlord shall not be required to keep the Security Deposit separate from its other accounts. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor Laws now or hereinafter in effect.

      The Security Deposit may be in the form of an irrevocable letter of credit (the "Letter of Credit"), which Letter of Credit shall: (a) be in the amount of $180,000.00; (b) be issued on the form attached hereto as EXHIBIT G; (c) name Landlord as its beneficiary; and (d) be drawn on an FDIC insured financial institution satisfactory to Landlord. The Letter of Credit (and any renewals or replacements thereof) shall be for a term of not less than 1 year. Tenant agrees that it shall from time to time, as necessary, whether as a result of a draw on the Letter of Credit by Landlord in accordance with the terms hereof or as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder, is in effect until a date which is at least 60 days after the Termination Date of the Lease. If Tenant fails to furnish such renewal or replacement at least 60 days prior to the stated expiration date of the Letter of Credit then held by Landlord, Landlord may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of this Article
VI. Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by an FDIC insured financial institution satisfactory to the Landlord at the time of the issuance thereof.

      If Landlord draws on the Letter of Credit as permitted in this Lease or the Letter of Credit, then, upon demand of Landlord, Tenant shall restore the amount available under the Letter of Credit to its original amount by providing Landlord with an amendment to the Letter of Credit evidencing that the amount available under the Letter of Credit has been restored to its original amount. In the alternative, Tenant may provide Landlord with cash, to be held by Landlord in accordance with this Article, equal to the restoration amount required under the Letter of Credit.

VII.  SERVICES TO BE FURNISHED BY LANDLORD.

      A. Landlord agrees to furnish Tenant with the following services: (1) Water service for use in the lavatories on each floor on which the Premises are located; (2) Heat, ventilating and air conditioning in season during Normal Business Hours, at such temperatures and in such amounts as are standard for comparable buildings or as required by governmental authority. Tenant shall have the right to receive HVAC service during hours other than Normal Business Hours provided that Tenant pay to Landlord the standard charge for the additional service and comply with the procedures for such additional service as established by Landlord. Tenant shall pay Landlord the standard charge for the additional service as reasonably determined by Landlord from time to time; (3) Maintenance and repair of the Property as described in
            Section IX.B.; (4) Janitor service on Business Days. If Tenant's use, floor covering or other improvements require special services in excess of the standard services for the Building, Tenant shall pay the additional cost attributable to the special services; (5) Elevator service, provided that, subject to Force Majeure, at least one (1) passenger elevator servicing the Premises shall be available for the use of Tenant, in common with other occupants of the Building, 24 hours a day, 365/6 days per year; (6) Electricity to the Premises for general office use, in accordance with and subject to the terms and conditions in Article X; (7) Access to the Building for Tenant and its employees 24 hours per day/7 days per week, subject to the terms of this Lease and such security or monitoring systems as Landlord may reasonably impose, including, without limitation, sign-in procedures and/or presentation of identification cards; and (8) such other services as Landlord reasonably determines are necessary or appropriate for the Property. As of the date hereof, Landlord's charge for after hours heating and air conditioning service is $20.00 per hour, subject to change from time to time.

      B. Landlord's failure to furnish, or any interruption or termination of, services due to the application of Laws, the failure of any equipment, the performance of repairs, Improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. However, if the Premises, or a material portion of the Premises, is made untenantable for a period in excess of 4 consecutive Business Days as a result of the Service Failure, then Tenant, as its sole remedy, shall be entitled to receive an abatement of Rent payable hereunder during the period beginning on the 5th consecutive Business Day of the Service Failure and ending on the day the service has been restored. If the entire Premises has not been rendered untenantable by the Service Failure, the amount of abatement that Tenant is entitled to receive shall be prorated based upon the percentage of the Premises rendered untenantable and not used by Tenant. In no event, however, shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's Property (defined in Article XV), arising out of or in connection with the failure of any security services, personnel or equipment. Landlord shall diligently attempt to remedy any Service Failure which is reasonably within the control of Landlord; provided, however, that Landlord shall not be required to diligently attempt to remedy any such Service Failure if such remedy would violate any Law or injunction or other legal prohibition or if such Service Failure is due to any act or omission by Tenant or any Tenant Related Party (as defined in Section XIV.B below). Notwithstanding the foregoing, if a Service Failure is reasonably within the control of Landlord and (a) continues for 180 consecutive days after the Service Failure initially occurs, then Tenant, as its sole remedy, shall have the right to elect to terminate this Lease within 10 days after the expiration of said 180 day period without penalty, by delivering written notice to Landlord of its election thereof. The foregoing termination right shall not apply if the Service Failure is due to fire or other casualty. Instead, in such an event, the terms and provisions of Article XVII shall apply.

VIII. LEASEHOLD IMPROVEMENTS.

      All improvements to the Premises (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant. However, Landlord, by written notice to Tenant within 30 days prior to the Termination Date, may require Tenant to remove, at Tenant's expense: (1) Cable (defined in Section IX.A) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (2) any Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (collectively referred to as "Required Removables"). Without limitation, it is agreed that Required Removables include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications of any type. However, it is agreed that Required Removables shall not include any usual office improvements such as gypsum board, partitions, ceiling grids and tiles, fluorescent lighting panels, Building standard doors, non-glued down carpeting and any of the Landlord Work (as described in Exhibit D attached hereto). The Required Removables

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

designated by Landlord shall be removed by Tenant before the Termination Date, provided that upon prior written notice to Landlord, Tenant may remain in the Premises for up to 5 days after the Termination Date for the sole purpose of removing the Required Removables. Tenant's possession of the Premises shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent on a per diem basis at the rate in effect for the last month of the Term. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables or perform related repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of the Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. Notwithstanding the foregoing, Tenant, at the time it requests approval for a proposed Alteration (defined in Section IX.C), may request in writing that Landlord advise Tenant whether the Alteration or any portion of the Alteration will be designated as a Required Removable. Within 10 days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be Required Removables.

IX.   REPAIRS AND ALTERATIONS.

      A. Tenant's Repair Obligations. Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease, and shall keep the Premises in good condition and repair, reasonable wear and tear and damage by casualty (subject to the terms of Article XVII) excepted. Tenant's repair obligations include, without limitation, repairs to: (1) floor covering; (2) interior partitions; (3) doors; (4) the interior side of demising walls; (5) electronic, phone and data cabling and related equipment (collectively, "Cable") that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (6) supplemental air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; and (7) Alterations performed by contractors retained by Tenant, including related HVAC balancing. All work shall be performed in accordance with the rules and procedures described in Section IX.C. below. If Tenant fails to make any repairs to the Premises for more than 15 days after notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 10% of the cost of the repairs.

      B. Landlord's Repair Obligations. Landlord shall, at its sole cost and expense but subject to reimbursement in accordance with the terms of this Lease, keep and maintain in good repair and working order and make repairs to, replacements of, and perform maintenance upon: (1) structural elements of the Building; (2) mechanical (including
            HVAC), electrical, plumbing and fire/life safety systems within or serving the Building in general; (3) Common Areas; (4) the roof of the Building; (5) exterior windows of the Building; and (6) elevators serving the Building. Landlord shall promptly and diligently make repairs (considering the nature and urgency of the repair) for which Landlord is responsible. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932, and Sections 1941 and 1942 of the California Civil Code, or any similar or successor Laws now or hereinafter in effect.

            During the first twelve (12) months of the Term hereof, following Landlord's receipt of written notice from Tenant during such 12 month period, Landlord shall, at its sole cost and expense, repair electrical outlets located upon the walls within the Premises (but outside the existing server room) which electrical outlets exist as of the date of this Lease. As of the first day of the thirteenth
            (13th) month of the Term, Landlord shall repair any such electrical outlets described above, provided, however, that the cost and expense of such repair shall be deemed an Expense as described in
            Article IV of this Lease.

      C. Alterations. Tenant shall not make alterations, additions or improvements to the Premises or install any Cable in the Premises or other portions of the Building (collectively referred to as "Alterations") without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. However, Landlord's consent shall not be required for any Alteration that satisfies all of the following criteria (a "Cosmetic Alteration"): (1) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (2) is not visible from the exterior of the Premises or Building; (3) will not affect the systems or structure of the Building; and (4) does not require work to be performed inside the walls or above the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section IX.C. Prior to starting work, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems); copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may be performed. Tenant shall reimburse Landlord within 30 days after receipt of an invoice for reasonable sums paid by Landlord for third party examination of Tenant's plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord's oversight and coordination of any non-Cosmetic Alterations equal to 7% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish "as-built" plans (except for Cosmetic Alterations), completion affidavits, full and final waivers of lien in recordable form, and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord's approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant's use.

X.    USE OF ELECTRICAL SERVICES BY TENANT.

      A. Electricity used by Tenant in the Premises shall, at Landlord's option, be paid for by Tenant either: (1) through inclusion in Expenses (except as provided in Section X.B. for excess usage); (2) by a separate charge payable by Tenant to Landlord within 30 days after billing by Landlord; or (3) by separate charge billed by the applicable utility company and payable directly by Tenant. Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Property and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by Law and if electrical cost savings are obtained) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord.

      B. Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, use beyond Normal Business Hours or overall load, that which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant. Landlord shall have the right to separately meter electrical usage for the Premises and to measure electrical usage by survey or other commonly accepted methods. Notwithstanding the foregoing, Tenant's use of amounts of electricity in accordance with the specifications expressly described in the Work Letter attached hereto and within the Building standard electrical supply capability shall not be deemed to create an electrical usage that is in excess of the standards for use for the Building.

XI.   ENTRY BY LANDLORD.

      Landlord, its agents, contractors and representatives may enter the Premises to inspect or show the Premises to prospective purchasers or tenants, mortgagees, encumbrancers or to others (as to prospective tenants, only during the last twelve (12) months of the Term), to clean and make repairs, alterations or additions to the Premises, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, Including other tenants' premises, and to inspect and repair the Equipment (as defined herein) and, as permitted in the Equipment Lease, remove the Equipment from the Premises. Except in emergencies or to provide janitorial and other Building services after Normal Business Hours, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after Normal Business Hours. Entry by Landlord shall not constitute constructive eviction or, except as expressly provided in this Article XI, entitle Tenant to an abatement or reduction of Rent. Notwithstanding the foregoing, except in emergency situations as determined by Landlord, Landlord shall exercise reasonable efforts not to unreasonably interfere with the conduct of the business of Tenant in the Premises. However, the foregoing shall not require Landlord to perform work after Normal Business Hours unless Tenant agrees to reimburse Landlord for the extra cost incurred in connection with such work which exceeds the cost for such work which would have been incurred had it been performed during Normal Business Hours. Notwithstanding the foregoing, if Landlord temporarily closes the Premises as provided above for a period in excess of 4 consecutive days, Tenant, as its sole remedy, shall be entitled to receive a per diem abatement of Base Rent during the period beginning on the 6th consecutive day of closure and ending on the date on which the Premises are returned to Tenant in a tenantable condition. Tenant, however, shall not be entitled to an abatement if the repairs, alterations and/or additions to be performed are required as a result of the acts or omissions of Tenant, its agents, employees or contractors, including, without limitation, a default by Tenant in its maintenance and repair obligations under the Lease.

XII.  ASSIGNMENT AND SUBLETTING.

            A. Except in connection with a Permitted Transfer (defined in Section XII.E. below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed if Landlord does not elect to exercise its termination rights under
            Section XII.B below. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld if:
            (1) the proposed transferee's financial condition does not meet the criteria Landlord uses to select Building tenants having similar leasehold obligations, provided, with respect to a subtenant, Landlord shall apply a standard of whether the proposed subtenant is financially able to meet its sublease obligations, including its obligation to pay rent under the sublease, as they become due; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige, or would result in a violation of another tenant's rights;
            (3) the proposed transferee is a governmental agency or occupant of the Building or Property; (4) Tenant is in default after the expiration of the notice and cure periods in this Lease; or (5) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. Tenant shall not be entitled to receive any consequential, special or indirect damages based upon a claim that Landlord unreasonably withheld its consent to a proposed Transfer. Instead, any such claim of Tenant shall be limited to the foreseeable, direct and actual damages (including, without limitation, costs arising under this Lease to the extent accrued after the date which would have been the effective date of a Transfer for which Landlord unreasonably withheld consent, as such "unreasonableness" is determined by an appropriate court of law with valid jurisdiction over the matter) incurred by Tenant. Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any similar or successor Laws, now or hereinafter in effect, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable Laws, on behalf of the proposed transferee. Any attempted Transfer in violation of this Article shall, at

            Landlord's option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord's rights to approve any subsequent Transfers. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease.

      B. As part of its request for Landlord's consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. Landlord shall, by written notice to Tenant within 20 days of its receipt of the required information and documentation, either: (1) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (2) exercise its right to terminate this Lease with respect to the entire Premises, if Tenant is proposing to assign the Lease, or with respect to the portion of the Premises that Tenant is proposing to sublet if the proposed sublease (if approved) would result in 30% or more of the Tenant's Premises being subject to sublease. Notwithstanding the above, Tenant, within 5 days after receipt of Landlord's notice of intent to terminate, may withdraw its request for consent to the Transfer. In that event, Landlord's election to terminate the Lease shall be null and void and of no force and effect. Any such termination shall be effective on the proposed effective date of the Transfer for which Tenant requested consent. Notwithstanding the above, Landlord shall not have the right to terminate the Lease in the event of a Permitted Transfer, as defined below in this Article XII. Tenant shall pay Landlord a review fee for Landlord's review of any Permitted Transfer or requested Transfer. If Tenant executes Landlord's standard form of consent without any changes to this Lease or material changes to the consent, the review fee shall be $750.00. However, if Tenant or the transferee request, and Landlord agrees to, material changes to Landlord's standard form of consent or if there are material negotiations related thereto or if this Lease needs to be amended as a result thereof, and if Landlord's reasonable costs and expenses (including reasonable attorney's fees and costs attributable to time expended by in house counsel, accountants or other personnel of Landlord) exceed $750.00, Tenant shall reimburse Landlord for such reasonable costs and expenses incurred in connection with its review of the requested Transfer in lieu of a fixed review fee. Landlord shall make reasonable efforts to provide advance notice to Tenant in the event Landlord becomes aware that Landlord's reasonable costs and expenses associated with Landlord's review of the proposed transfer may exceed $750.00.

      C. Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. The phrase "other consideration" used herein shall mean all monies, property and other consideration paid or payable to Tenant for the Transfer and for all property in the Premises included in such Transfer, including, without limitation, fixtures, improvements of Tenant, furniture, equipment and furnishings, but excluding Tenant's Property. For purposes of this
            Section XII.C. only, the term "Tenant's Property" shall be as defined in Article XV of this Lease but shall also be deemed to include goodwill and any other intangible personal property associated with Tenant's business, but in no event shall it be deemed to include Tenant's interest under this Lease. Tenant shall pay Landlord for Landlord's share of any excess within 30 days after Tenant's receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer, including brokerage fees, legal fees and construction costs. If Tenant is in Monetary Default (defined in Section XIX.A. below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord's share of any excess).

      D. Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed. The foregoing also shall not apply to the infusion of additional equity capital in Tenant or an initial public offering of equity securities of Tenant under the Securities Act of 1933, as amended, which results in Tenant's stock being traded on a national securities exchange, including, but not limited to, the NYSE, the NASDAQ Stock Market or the NASDAQ Small Cap Market System.

            In addition, any sale or transfer of the capital stock of Tenant in an aggregate amount not to exceed thirty percent (30%) of the direct or indirect ownership of all of the voting stock of Tenant if Tenant is a corporation over no less than three separate and unrelated financing transactions shall be deemed a Permitted Transfer for purposes of this Lease only if all of the following conditions precedent are satisfied to Landlord's satisfaction (i) such sale or transfer occurs solely in connection with any bona fide financing or capitalization for the benefit of Tenant, and (ii) Tenant provides to Landlord ten (10) days prior written notice of such sale or transfer, and (iii) following such transfer, Tenant's tangible net worth remains reasonably sufficient, taking into account all expected obligations of the Tenant with respect to the transfer and all of its other contingent and noncontingent obligations, to service when due the obligations of Tenant under this Lease.

      E. So long as Tenant is not entering into the Permitted Transfer for the purpose of avoiding or otherwise circumventing the remaining terms of this Article XII, Tenant may assign its entire interest under this Lease, without the consent of Landlord, to (i) an affiliate, subsidiary, or parent of Tenant, or a corporation, partnership or other legal entity wholly owned by Tenant (collectively, an "Affiliated Party"), or (ii) a successor to Tenant by purchase, merger, consolidation or reorganization, provided that all of the following conditions are satisfied (each such Transfer a "Permitted Transfer"): (1) Tenant is not in default under this Lease; (2) the Permitted Use does not allow the Premises to be used for retail purposes; (3) Tenant shall give Landlord written notice at least 30 days prior to the effective date of the proposed Permitted Transfer; (4) with respect to a proposed Permitted Transfer to an Affiliated Party, Tenant continues to have a net worth equal to or greater than Tenant's net worth at the date of this Lease; and (5) with respect to a purchase, merger, consolidation or reorganization or any Permitted Transfer which results in Tenant ceasing to exist as a separate legal entity, (a) Tenant's successor shall own all or substantially all of the assets of Tenant, and (b) Tenant's successor shall have a net worth which is at least equal to the greater of Tenant's net worth at the date of this Lease or Tenant's net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization. Tenant's notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant's successor shall sign a commercially reasonable form of assumption agreement. As used herein, (A) "parent" shall mean a company which owns a majority of Tenant's voting equity; (B) "subsidiary" shall mean an entity wholly owned by Tenant or at least 51% of whose voting equity is owned by Tenant; and (C) "affiliate" shall mean an entity controlled, controlling or under common control with Tenant. Notwithstanding the foregoing, if any parent, affiliate or subsidiary to which this Lease has been assigned or transferred subsequently sells or transfers its voting equity or its interest under this Lease other than to another parent, subsidiary or affiliate of the original Tenant named hereunder, such sale or transfer shall be deemed to be a Transfer requiring the consent of Landlord hereunder.

XIII. LIENS.

      Tenant shall not permit mechanic's or other liens to be placed upon the Property, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 10 days of notice from Landlord of the filing of the lien, fully discharge the lien by settling the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable lien Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord, Landlord may bond or insure over the lien or otherwise discharge the lien, Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys' fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord.

XIV.  INDEMNITY AND WAIVER OF CLAIMS.

      A. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below) and Landlord's contractors, Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) (defined in Article XXVI) and agents ("Landlord Related Parties") and Landlord's contractors harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and Landlord's contractors and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, the Tenant Related Parties (defined below) or any of Tenant's transferees, contractors or licensees.

      B. Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below) and Tenant's contractors, Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Related Parties") and Tenant's contractors harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties or Tenant's contractors and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord, the Landlord Related Parties or any of Landlord's contractors.

      C. Landlord and the Landlord Related Parties or Landlord's contractors shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from: (1) wind or weather; (2) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (3) the backing up of any sewer pipe or downspout; (4) the bursting, leaking or running of any tank, water closet, drain or other pipe; (5) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (6) any act or omission of any party other than Landlord or Landlord Related Parties or Landlord's contractors; and (7) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article XV below. Notwithstanding the foregoing, except as provided in Article XVI to the contrary, Tenant shall not be required to waive any claims against Landlord (other than for loss or damage to Tenant's business) where such loss or damage is due to the negligence or willful misconduct of Landlord, Landlord's contractors or any Landlord Related Parties. Nothing herein shall be construed as to diminish the repair and maintenance obligations of Landlord contained elsewhere in this Lease.

XV.   INSURANCE.

      Tenant shall carry and maintain the following insurance ("Tenant's Insurance"), at its sole cost and expense: (1) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (2) All Risk Property/Business Interruption Insurance, with Broad form water damage coverage including an Earthquake Sprinkler Leakage endorsement, written at replacement cost value and with a replacement cost endorsement covering all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises. ("Tenant's Property"); (3) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required by applicable statute; and (4) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Any company writing any of Tenant's Insurance shall have an A.M. Best rating of not less than A-VIII. All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), Equity Office Properties Trust, a Maryland real estate investment trust, EOP Operating Limited Partnership, a Delaware limited partnership, and their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and

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

other designees of Landlord as the interest of such designees shall appear, as additional insureds. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) shall give Landlord and its designees at least 30 days' advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Landlord shall maintain the following insurance ("Landlord's Insurance"), the premiums of which will be included in Expenses:
(1) Commercial General Liability insurance applicable to the Property, Building and Common Areas providing, on an occurrence basis, a minimum combined single limit of at least $2,000,000.00; (2) All Risk Property Insurance on the Building at replacement cost value; (3) Worker's Compensation insurance as required by the state in which the Building is located and in amounts as may be required by applicable statute; and (4) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Except as specifically provided to the contrary, the limits of either party's' insurance shall not limit such party's liability under this Lease.

XVI.  SUBROGATION.

      Notwithstanding anything in this Lease to the contrary, Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claim, action or causes of action against the other and their respective trustees, principals, beneficiaries, partners, officers, directors, agents, and employees, for any loss or damage that may occur to Landlord or Tenant or any party claiming by, through or under Landlord or Tenant, as the case may be, with respect to Tenant's Property, the Building, the Premises, any additions or improvements to the Building or Premises, or any contents thereof, including all rights of recovery, claims, actions or causes of action arising out of the negligence of Landlord or any Landlord Related Parties or the negligence of Tenant or any Tenant Related Parties, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance.

XVII. CASUALTY DAMAGE.

      A. If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (1) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged); (2) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (3) the Premises have been materially damaged and there is less than 18 months of the Term remaining on the date of the casualty; (4) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (5) a material uninsured loss to the Building occurs. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. In addition to Landlord's right to terminate as provided herein, Tenant shall have the right to terminate this Lease if: (a) a substantial portion of the Premises has been damaged by fire or other casualty and such damage cannot reasonably be repaired within 60 days after receipt of the Completion Estimate (defined in XVII.B. below); (b) there is less than 18 months of the Term remaining on the date of such casualty; (c) the casualty was not caused by the negligence or willful misconduct of Tenant or its agents, employees or contractors; and (d) Tenant provides Landlord with written notice of its intent to terminate within 30 days after the date of the fire or other casualty. If neither Landlord nor Tenant terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. Landlord shall not be liable for any loss or damage to Tenant's Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.

      B. If all or any portion of the Premises shall be made untenantable by fire or other casualty (including any such casualty to the Building that prevents Tenant from having any access to the Premises), Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time reasonably required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 210 days from the date, the repair and restoration is started, then regardless of anything in Section XVII.A above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the negligence or intentional misconduct of Tenant, Tenant Related Parties or any of Tenant's transferees, contractors or licensees. Notwithstanding the foregoing, if Tenant was entitled to but elected not to exercise its right to terminate the Lease and Landlord does not substantially complete the repair and restoration of the Premises within 2 months after the expiration of the estimated period of time set forth in the Completion Estimate, which period shall be extended to the extent of any Reconstruction Delays, then Tenant may terminate this Lease by written notice to Landlord within 15 days after the expiration of such period, as the same may be extended. For purposes of this Lease, the term "Reconstruction Delays" shall mean: (i) any delays caused by the insurance adjustment process; (ii) any delays caused by Tenant; and (iii) any delays caused by events of Force Majeure.

      C. The provisions of this Lease, including this Article XVII, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises or the Property, and any Laws, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other similar Laws now or hereinafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or the Property.

XVIII. CONDEMNATION.

      Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord and Tenant shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking or if such Taking would prevent any access to the Premises by Tenant. In order to exercise its right to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant's Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. If only a part of the Premises is subject to the Taking and this Lease is not terminated as provided in this Article, Landlord, with reasonable diligence and at its expense (to the extent covered by any condemnation award) will restore the remaining portion of the Premises as nearly as practicable to its condition immediately prior to such Taking. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any right to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure, or any similar or successor Laws.

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

XIX.  EVENTS OF DEFAULT.

      Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default:

      A. Tenant's failure to pay when due all or any portion of the Rent, if the failure continues for 3 days after written notice to Tenant ("Monetary Default"). The parties agree that any notice of default required under this Lease may be delivered to Tenant concurrently with any notice of default required by applicable law.

      B. Tenant's failure (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, if the failure is not cured within 20 days after written notice to Tenant. However, if Tenant's failure to comply cannot reasonably be cured within 20 days, Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (1) Tenant commences to cure the failure within 20 days, and (2) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant's failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant's failure to comply with any particular term, provision or covenant of the Lease on 3 occasions during any 12 month period, Tenant's subsequent violation of such term, provision or covenant shall, at Landlord's option, be an incurable event of default by Tenant.

      C. Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts when due.

      D.    The leasehold estate is taken by process or operation of Law.

      E In the case of any ground floor or retail Tenant, Tenant does not take possession of, or abandons or vacates all or any portion of the Premises.

      F. Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord, including, without limitation, that certain Equipment Lease (the "Equipment Lease") by and between Landlord and Tenant dated as of even date herewith and covering certain personal property (the "Equipment") located in the Premises and described with particularity therein, and any lease or agreement for parking.

      G. Landlord shall be in default under this Lease if Landlord or its Mortgagee (as defined in Article XXVI) fails to perform any of Landlord's obligations hereunder and said failure continues for a period of 60 days (or, with respect to the Mortgagee, such longer cure period as may be specified in any written agreement between Tenant and Mortgagee regarding such matter) after written notice from Tenant to Landlord and the Mortgagee of whose identity Tenant has been notified in writing, describing the default in reasonable detail (provided that if such failure cannot reasonably be cured within 60 days, Landlord shall be in default hereunder only if Landlord or its Mortgagee fails to commence to cure such default within 60 days after notice from Tenant, or having commenced the curative action within 60 days, fails to diligently pursue same). In the event of a default by Landlord under the Lease, Tenant shall use reasonable efforts to mitigate its damages and losses arising from any such default and Tenant may pursue any and all remedies available to it at law or in equity, provided, however, in no event shall Tenant claim a constructive or actual eviction or that the Premises have become unsuitable or unhabitable prior to a default and failure to cure by Landlord and its Mortgagee under this Lease and, further provided, in no event shall Tenant be entitled to receive more than its actual direct damages, it being agreed that Tenant hereby waives any claim it otherwise may have for special or consequential damages.

XX.   REMEDIES.

      A. Upon the occurrence of any event or events of default under this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

            1. Terminate this Lease and Tenant's right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

                  (a) The Worth at the Time of Award of the unpaid Rent which had been earned at the time of termination;

                  (b) The Worth at the Time of Award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could have been reasonably avoided;

                  (c) The Worth at the Time of Award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant affirmatively proves could be reasonably avoided;

                  (d) Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  (e) All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

                  The "Worth at the Time of Award" of the amounts referred to in parts (a) and (b) above, shall be computed by allowing interest at the lesser of a per annum rate equal to: (i) the greatest per annum rate of interest permitted from time to time under applicable law, or (ii) the Prime Rate plus 5%. For purposes hereof, the "Prime Rate" shall be the Prime Rate from time to time published in the Money Rates column of The Wall Street Journal; provided, however, if The Wall Street Journal ceases to publish the Prime Rate in its Money Rates column or similar section of The Wall Street Journal, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. The "Worth at the Time of Award" of the amount referred to in part
                  (c), above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%;

            2. Employ the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

            3. Notwithstanding Landlord's exercise of the remedy described in California Civil Code Section 1951.4 in respect of an event or events of default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant's right to possession of the Premises and recover an award of damages as provided above in Paragraph XX.A.1.

      B. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

      C. TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (c) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER LAWS AND RULES OF LAW FROM

            TIME TO TIME IN EFFECT DURING THE LEASE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT'S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

      D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

      E. This Article XX shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

XXI.  LIMITATION OF LIABILITY.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY. TENANT SHALL LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD. NEITHER LANDLORD NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) (DEFINED IN ARTICLE XXVI BELOW) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN ARTICLE XXVI BELOW) ON THE PROPERTY, BUILDING OR PREMISES, NOTICE AND THE TIME PERIOD TO CURE THE ALLEGED DEFAULT AS SUCH TIME PERIOD IS DESCRIBED IN SECTION XIX.G ABOVE.

XXII. NO WAIVER.

      Either party's failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party's failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

XXIII. QUIET ENJOYMENT.

      Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Related Parties.

XXIV. INTENTIONALLY OMITTED.

XXV.  HOLDING OVER.

      Except for any permitted occupancy by Tenant under Article VIII, if Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay an amount equal to 150% of the greater of: (1) the sum of the Base Rent and Additional Rent due for the period immediately preceding the holdover; or (2) the fair market gross rental for the Premises as reasonably determined by Landlord. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within 15 days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover.

XXVI. SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE.

      Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord's interest in the Lease, Tenant shall, without charge, attorn to the successor-in-interest. Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested.

      Notwithstanding the foregoing, upon written request by Tenant, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement from Landlord's then current Mortgagee on such Mortgagee's then current standard form of agreement, which agreement shall not materially reduce any of Tenant's or Landlord's rights or increase Tenant's or Landlord's obligations contained in this Lease. Landlord's then current Mortgagee shall be an express third party beneficiary of the provisions of this Article XXVI and any other provisions of this Lease that are for the benefit of such party. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Mortgagee. Upon request of Landlord, Tenant will execute the Mortgagee's form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by the Mortgagee. Landlord's failure to obtain a non-disturbance, subordination and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder. The parties hereto acknowledge and agree that any non-disturbance, subordination, and .attornment agreement in favor of Tenant shall provide that, so long as Tenant is paying the Rent due under the Lease and is not otherwise in default under the Lease beyond any applicable cure period, its right to possession and the other terms of the Lease shall remain in full force and effect. Such non-disturbance, subordination, and attornment agreement may include other commercially reasonable provisions in favor of the Mortgagee, including, without limitation, additional time on behalf of the Mortgagee to cure defaults of the Landlord and provide that (a) neither Mortgagee nor any successor-in-interest shall be bound by (i) any payment of the Base Rent, Additional Rent, or other sum due under this Lease for more than 1 month in advance or (ii) any amendment or modification of the Lease made without the express written consent of Mortgagee or any successor-in-interest; (b) neither Mortgagee nor any successor-in-interest will be liable for (i) any act or omission or warranties of any prior landlord (including Landlord), (ii) the breach of any warranties or obligations relating to construction of improvements on the Property or any tenant finish work performed or to have been performed by any prior landlord (including Landlord), or (iii) the return of any security deposit, except to the extent such deposits have been received by Mortgagee; and
(c) neither Mortgagee nor any successor-in-interest shall be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord).

XXVII. ATTORNEYS' FEES.

      If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys' fees.

XXVIII. NOTICE.

      If a demand, request, approval, consent or notice (collectively referred to as a "notice") shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective Notice Address(es) set forth in Article I, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article.

XXIX. EXCEPTED RIGHTS.

      This Lease does not grant any rights to light or air over or about the Building; Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights above the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Landlord has the right to change the Building's name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially affect Tenant's ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord's employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent.

XXX.  SURRENDER OF PREMISES.

      At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property (defined in Article XV) from the Premises, and quit and surrender the Premises to Landlord, broom clean, in as good order, condition and repair as received by Tenant (except with respect to any repairs, replacements or Alterations performed by Landlord or Tenant, or on behalf of Tenant, during the Term of this Lease which repairs, replacements or Alterations are in better order, condition or repair as of the date received by Tenant, which repairs, replacements or Alterations shall be surrendered to Landlord in good order, condition and repair), ordinary wear and tear and damage by fire or other casualty for which Landlord is required to make repairs hereunder excepted. Tenant shall also be required to remove the Required Removables in accordance with Article VIII. If Tenant fails to remove any of Tenant's Property within 2 days after the termination of this Lease or of Tenant's right to possession, Landlord, at Tenant's sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant's Property. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant's Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant's Property. In addition, if Tenant fails to remove Tenant's Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant's Property to be abandoned, and title to Tenant's Property shall be deemed to be immediately vested in Landlord.

XXXI. MISCELLANEOUS.

      A. This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the State of California and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and

            Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease.

      B. Tenant shall not record this Lease or any memorandum without Landlord's prior written consent.

      C. Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease.

      D. Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, civil disturbances and other causes beyond the reasonable control of the performing party ("Force Majeure"). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

      E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, provided that, any successor pursuant to a voluntary, third-party transfer (but not as part of an involuntary transfer resulting from a foreclosure or deed in lieu thereof) shall have assumed Landlord's obligations under this Lease either by contractual obligation, assumption agreement or by operation of law.

      F. Tenant represents that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay a brokerage commission to Broker in accordance with the terms of a separate written commission agreement to be entered into between Landlord and Broker, provided that in no event shall Landlord be obligated to pay a commission to Broker in connection with any extension of the Term or in connection with any additional space that is leased by Tenant pursuant to the terms of this Lease except as may be specifically provided otherwise in such written agreement or future written agreement between Landlord and Broker.

      G. Tenant covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (2) this Lease is binding upon Tenant; and (3) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the State of California. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them.

            Landlord covenants, warrants and represents that: (1) each individual executing, attesting and/or delivering this Lease on behalf of Landlord is authorized to do so on behalf of Landlord; (2) this Lease is binding upon Landlord; and (3) Landlord is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located.

      H. Time is of the essence with respect to Tenant's exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns.

      I. The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may, according to the terms of this Lease, continue to accrue after the expiration or early termination of this Lease. Without limiting the scope of the prior sentence, and to the extent not violating any Law and subject to Section XX, it is agreed that Tenant's obligations under Sections IV.A, IV.B., VIII, XIV, XX, XXV and XXX shall survive the expiration or early termination of this Lease. Without limiting the scope of the first sentence of this Section, it is agreed that Landlord's obligations under Sections XIV and XXX shall survive the expiration or early termination of this Lease.

      J. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto until an original copy of this Lease has been signed by such party.

      K. All understandings and agreements previously made between the parties are superseded by this Lease, and neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by Landlord and Tenant.

      L. Tenant, within 15 days after request, shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Landlord, however, shall not require Tenant to provide such information unless Landlord is requested to produce the information in connection with a proposed financing or sale of the Building. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement covering any confidential information that is disclosed by Tenant.

XXXII. ENTIRE AGREEMENT.

      This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: EXHIBIT A (Outline and Location of Premises), EXHIBIT B (Rules and Regulations), EXHIBIT C (Commencement Letter), EXHIBIT D (Work Letter Agreement), EXHIBIT E (Additional Provisions), EXHIBIT F (Parking Agreement), EXHIBIT G (Form of Letter of Credit), and EXHIBIT H (Asset Purchase Agreement).

                         [SIGNATURES ON FOLLOWING PAGE]

      Landlord and Tenant have executed this Lease as of the day and year first above written.

                              LANDLORD:

                              EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY

                              By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

                                   By:  Equity Office Properties Trust, a
                                        Maryland real estate investment trust,
                                        its general partner

                                        By:    /s/ Mark Geisreiter
                                               -----------------------------
                                        Name:  Mark Geisreiter
                                        Title: Senior Vice President

                              TENANT:

                              ZIPREALTY, INC., A CALIFORNIA CORPORATION

                              By:    /s/ Eric A. Danziger
                                  -----------------------------
                              Name : Eric A. Danziger
                              Title: CEO

                              By: /s/ Kurt Waag
                                  -----------------------------
                              Name : Kurt Waag
                              Title: VP

                                    EXHIBIT A

                        OUTLINE AND LOCATION OF PREMISES

      This Exhibit is attached to and made a part of the Lease by and between EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and ZIPREALTY, INC., A CALIFORNIA CORPORATION ('Tenant") for space in the Building located at 2000 Powell Street, Emeryville, California.

                                  [FLOOR PLAN]

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

      The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease.

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Property.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances caused by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

4. Landlord may provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss.

8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant's Property shall be repaired at Tenant's sole expense.

9.    Corridor doors, when not in use, shall be kept closed.

10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or

      (3) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance.

11. No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12. No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property. Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect (collectively, "Hazardous Materials"). Tenant shall comply with all Laws pertaining to and governing the use of Hazardous Materials by Tenant, and shall remain solely liable for the costs of abatement and removal. Notwithstanding the foregoing, Tenant may handle, store, use and dispose of products containing small quantities of Hazardous Materials for "general office purposes" (such as toner for copiers) to the extent customary and necessary for the Permitted Use of the Premises; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building, or project or surrounding land or environment.

13. Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose.

14. Tenant shall not take any action which would violate Landlord's labor contracts or which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord's or any other tenant's or occupant's business or with the rights and privileges of any person lawfully in the Building ("Labor Disruption"). Tenant shall take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work to resume. Tenant shall have no claim for damages against Landlord or any of the Landlord Related Parties, nor shall the Commencement Date of the Term be extended as a result of the above actions.

15. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building.

16. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant's employees, and then only if the operation does not violate the lease of any other tenant in the Building.

17. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord.

18. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures.

19. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately.

20. Tenant shall not canvass, solicit or peddle in or about the Building or the Property.

21. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

22. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

23. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

24. The work of cleaning personnel shall not be hindered by Tenant after 5:30 P.M., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

                                    EXHIBIT C

                              COMMENCEMENT LETTER

                                   (EXAMPLE)

Date    ____________________

Tenant  ____________________
Address ____________________
        ____________________
        ____________________

Re: Commencement Letter with respect to that certain Lease dated as of the _____ day of _____________,________, by and between EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, as Landlord, and ZIPREALTY, INC., A CALIFORNIA CORPORATION, as Tenant, for 15,825 rentable square feet on the 15th floor of the Building located at 2000 Powell Street, Emeryville, California.

Dear ______________________:

      In accordance with the terms and conditions of the above referenced Lease, Tenant accepts possession of the Premises and agrees:

            1.    The Commencement Date of the Lease is _______________________;

            2.    The Termination Date of the Lease is ________________________.

      Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention.

Sincerely,

_________________________________
Property Manager

Agreed and Accepted:

      Tenant: ____________________

      By:     ____________________
      Name:   ____________________
      Title:  ____________________
      Date:   ____________________

                                    EXHIBIT D

                                   WORK LETTER

      This work letter (this "Work Letter") is attached to and made a part of the Lease by and between EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and ZIPREALTY, INC., A CALIFORNIA CORPORATION ("Tenant") for space in the Building located at 2000 Powell Street, Emeryville, California

As used in this Work Letter, the "Premises" shall be deemed to mean the Premises, as initially defined in the attached Lease.

1. Landlord shall perform improvements to the Premises substantially in accordance with the plans prepared by Breraton Architects, dated October 24, 2001 (the "Plans"). The improvements to be performed by Landlord in accordance with the Plans are hereinafter referred to as the "Landlord Work." Landlord shall perform the Landlord Work in a good and workmanlike manner. It is agreed that construction of the Landlord Work will be completed at Landlord's sole cost and expense (subject to the Maximum Amount and further subject to the terms of Paragraph 4 below) using Building Standard methods, materials and finishes. Landlord and Tenant agree that Landlord's obligation to pay for the cost of Landlord Work (inclusive of the cost of preparing Plans, obtaining permits and other related costs) shall be limited to $63,300.00 (the "Maximum Amount") and that Tenant shall be responsible for the cost of Landlord Work, plus any applicable state sales or use tax, if any, to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work. Landlord's supervision or performance of any work for or on behalf of Tenant shall not be deemed a representation by Landlord that such Plans or the revisions thereto comply with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with the Plans and any revisions thereto will be adequate for Tenant's use, it being agreed that Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment).

2. If Landlord's estimate and/or the actual cost of the Landlord Work shall exceed the Maximum Amount, Landlord, prior to commencing any construction of Landlord Work, shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within 3 Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. If Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

3. If Landlord's estimate and/or the actual cost of construction shall exceed the Maximum Amount (such amounts exceeding the Maximum Amount being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, plus any applicable state sales or use tax thereon, upon demand. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable by Tenant hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

4. If Tenant shall request any revisions to the Plans, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to the Plans, plus any applicable state sales or use tax thereon, upon demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost in the Landlord Work, if any, resulting from such revisions to the Plans. Tenant, within one Business Day, shall notify Landlord in writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested revision. Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting from any revision to the Plans. If such revisions result in an increase in the cost of Landlord Work, such increased costs, plus any applicable state sales or use tax thereon, shall be payable by Tenant upon demand.

      Notwithstanding anything herein to the contrary, all revisions to the Plans shall be subject to the approval of Landlord.

5. Any portion of the Maximum Amount which exceeds the cost of the Landlord Work or is otherwise remaining after March 31, 2002, shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.

6. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Commencement Date nor shall it subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

7. This Work Letter shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

                                   Zip Realty

                         2000 Powell Street, Suite 1555
                                 Emeryville, CA

--------------------------------------------------------------------------------
ABBREVIATIONS & SYMBOLS
--------------------------------------------------------------------------------

&          And                    FT.          Foot or Feet               S.          South
L          Angle                  FTG          Footing                    S.C.        Solid Care
@          At                     FURR         Furring                    S.C.D.      Seat Cover dispenser
CL         Centerline             FUT.         Future
-          Diameter or            GA.          Gauge                      SCHED.      Schedule
           Round                  GALV.        Galvanized                 S.D.        Soap Dispenser
#          Pound or Number        G.B.         Grab Bar                   SECT.       Section
(E)        Existing               GL.          Glass                      SH.         Shelf
                                  GND.         Ground                     SHR.        Shower
ACOUS.     Acoustical             GR.          grade                      SHT.        Sheet
A.D.       Area Drain             GYP.         Gypsum                     SIM.        Similar
ADJ.       Adjustable                                                     S.N.D.      Sanitary Napkin
AGGR.      Aggregate              H.B.         Hose Bibb                              Dispenser
AL.        Aluminum               H.C.         Hollow Core                S.N.R.      Sanitary Napkin
APPROX.    Approximate            HDWD.        Hardwood                               Receptacle
ARCH       Architectural          HDWE.        Hardware                   SPEC.       Specification
ASB.       Asbestos               H.M.         Hollow Metal               SQ.         Square
ASPH.      Asphalt                HORIZ.       Horizontal                 S.ST.       Stainless Steel
                                  HR.          Hour                       S.SK.       Service Sink
BD.        Board                  HGT.         Height                     STA.        Station
BITUM.     Bituminous                                                     STD.        Standard
BLDG.      Building               I.D.         Inside Diameter            STL.        Steel
BLK.       Block                               (Dm)                       STOR.       Storage
BLKG.      Blocking               INSUL.       Insulation                 STRL.       Structural
BM.        Beam                   INT.         Interior                   SUSP.       Suspended
BOT.       Bottom                                                         SYM.        Symmetrical
                                  JAN.         Janitor
CAB.       Cabinet                JT.          Joint                      TRD.        Tread
CB.        Catch Basin                                                    TB.         Tower Bar
CEM.       Cement                 KIT.         Kitchen                    T.C.        Top of Curb
CER.       Ceramic                                                        TEL.        Telephone
C.I.       Cast Iron              LAB.         Laboratory                 TER.        Terrazo
C.G.       Corner Guard           LAM.         Laminate                   T.&G.       Tongue & Groove
CLG.       Ceiling                LAV.         Lavatory                   THK.        Thick
CLKG.      Caulking               LKR.         Locker                     T.P.        Top of Pavement
CLO.       Closet                 LT.          Light                      T.P.D.      Toilet Paper
CLR.       Clear                                                                      Dispenser
CO.        Cased Opening          MAX.         Maximum                    T.V.        Television
COL.       Column                 M.C.         Medicine Cabinet           T.W.        Top of Wall
CONC.      Concrete               MECH.        Mechanical                 TYP.        Typical
CONN.      Connection             MEMB.        Membrane
CONSTR.    Construction
CONT.      Continuous             MET.         Metal                      UNF.        Unfinished
CORR.      Corridor               MFR.         Manufacturer               U.O.N.      Unless Otherwise
CTSK.      Countersunk            MH.          Manhole                                Noted
CNTR.      Counter                MIN.         Minimum                    VERT.       Vertical
CTR.       Center                 MIR.         Mirror                     VEST.       Vestibule
DBL.       Double                 MISC.        Miscellaneous
DEPT.      Department             M.O.         Masonry Opening            W.          West
D.F.       Drinking Fountain      MTD.         Mounted                    W/          With
DET.       Detail                 MUL.         Mullion                    W.C.        Water Closet
DIA.       Diameter               N.           North                      WD.         Wood
DIM.       Dimension              N.I.C.       Not in Contract            W/O         Without
DISP.      Dispenser              NO. or #     Number                     WP          Waterproof
DN.        Down                   NOM.         Nominal                    WSCT.       Wainscot
D.O.       Door Opening           N.T.S.       Not To Scale               WT/         Weight
DR.        Door
DWR.       Drawer                 O.A.         Overall
D.S.       Down Spout             OBS.         Obscure
D.S.P.     Dry Standpipe          O.C.         On Center
DWG.       Drawing                O.D.         Outside Diameter
                                  OFF.         Office
E.         East                   OPNG.        Opening
EA.        Each                   OPP.         Opposite
E.J.       Expansion Joint
EL.        Elevation              PRCST.       Pre-cast
ELEC.      Electrical             PL.          Plate
ELEV.      Elevator               P.LAM.       Plastic Laminate
EMER.      Emergency              PLAS         Plaster
ENCL.      Enclosure              PLYWD.       Plywood
E.P.       Electrical Panel       PR.          Pair
           board
EQ.        Equal                  PT.          Point
EQPT.      Equipment              P.T.D.       Paper Towel
E.W.C.     Electric Water                      Dispenser
           Cooler                 P.T.D/R      Combination Paper
EXST.      Existing                            Towel Dispenser &
EXPO.      Exposed                             Receptacle
EXP.       Expansion              PTN.         Partition
EXT.       Exterior               P.T.R.       Paper Towel
                                               Receptacle
F.A.       Fire Alarm
F.B.       Flat Bar               Q.T.         Quarry Tile
F.D.       Floor Drain
FDN.       Foundation             R.           Riser
F.E.       Fire Extinguisher      RAD.         Radius
F.E.C.     Fire Extinguisher      R.D.         Roof Drain
           Cab.                   REF.         Reference
F.H.C.     Fire Hose Cabinet      REFR.        Refrigerator
FIN.       Finish                 RGTR.        Register
FL.        Floor                  REINF.       Reinforced
FLASH.     Flashing               REQ.         Required
FLUOR.     Fluorescent            RESIL.       Resilient
F.O.C.     Face of Concrete       RM.          Room
F.O.F.     Face of Finish         R.O.         Rough Opening
F.O.S.     Face of Studs          RWD.         Redwood
FRPF.      Fireproof              R.W.L.       Rain Water
F.S.       Full Size                           Leader


--------------------------------------------------------------------------------
SCOPE OF WORK
--------------------------------------------------------------------------------

XX                           COLUMN CENTERLINES

                             DETAIL NUMBER
XX/XA0.0                     DETAIL REFERENCE
                             SHEET NUMBER

      N
W  XX/XA0.0  E               INTERIOR ELEVATION - DIRECTIONAL
      S                      ORIENTATION

X                            SHEET NOTE REFERENCE

X                            ISSUE NUMBER

X                            REVISION

                             ALIGN FINISH SURFACES

------CL                     CENTERLINE

                             N.I.C. (BUILDING CORE)

                             N.I.C. (BUILDING SHELL)

                             N.I.C. (UNIMPROVED TENANT SPACE)

                             EXISTING MILLWORK

                             NEW MILLWORK PLAN

                             NEW MILLWORK CUSTOM

(E)                          DENOTES EXISTING

(R)                          DENOTES RELOCATED

(N)                          DENOTES NEW


--------------------------------------------------------------------------------
NOTES TO PLAN CHECK
--------------------------------------------------------------------------------

A. SCOPE OF WORK:

THIS TENANT IMPROVEMENT INVOLVES THE MINOR REMODEL OF AN EXISTING OFFICE ON THE 15TH FLOOR OF 2000 POWELL STREET. THE PROJECT INCLUDES EXPANDING THE NETWORK ROOM, ADDITION OF ONE OFFICE, REMODEL OF ANOTHER OFFICE AND A TRAINING ROOM. ALL WORK SHALL BE IN FULL COMPLIANCE WITH ALL APPLICABLE FEDERAL, STATE AND LOCAL CODES.

B. OCCUPANCY:

EXISTING OCCUPANCY: B - OFFICE. THIS PROJECT DOES NOT CHANGE THE EXISTING OCCUPANCY.

C. NON-INFRINGEMENT STATEMENTS:

1. THE PROPOSED CONSTRUCTION IS IN COMPLIANCE WITH APPLICABLE STATE LAWS AND LOCAL ORDINANCES.
2. THIS IMPROVEMENT DOES NOT ALTER THE BUILDING'S PRIMARY VERTICAL OR LATERAL LOAD CARRYING STRUCTURAL ELEMENTS.
3. THE PROPOSED CONSTRUCTION DOES NOT INFRINGE UPON THE EXISTING LIFE SAFETY SYSTEM FOR THIS BUILDING.

D. LATERAL STABILIZATION:

THE ACOUSTICAL CEILING SYSTEM AND RELATED PARTITION, ELECTRICAL AND MECHANICAL BRACING SHALL BE IN COMPLIANCE WITH UBC STANDARD 25-2.

E. LIFE SAFETY SYSTEM:

1. SPRINKLERS: THIS BUILDING IS PROTECTED BY A FULLY MONITORED AND AUTOMATIC SPRINKLER SYSTEM WHICH WILL BE MODIFIED FOR THIS NEW PARTITION LAYOUT. THE DESIGN/BUILD SUBCONTRACTOR WILL PREPARE DRAWINGS AND FILE FOR SPRINKLER MODIFICATION BUILDING PERMIT.

2. ALARM SYSTEM: THIS BUILDING IS PROTECTED BY A FULLY MONITORED AND AUTOMATIC ALARM ANNUNCIATION SYSTEM CONSISTING OF STROBES, HORNS AND SPEAKERS, WHICH WILL BE SPECIFICALLY MODIFIED FOR THIS NEW PARTITION LAYOUT. THE DESIGN/BUILD SUBCONTRACTOR WILL PREPARE DRAWINGS AND FILE FOR SPRINKLER MODIFICATION BUILDING PERMIT.

F. SUPPORT DRAWINGS:

A SEPARATE SET OF DRAWINGS WILL BE FILED FOR BUILDING PERMIT BY THE DESIGN/BUILD SUBCONTRACTORS FOR HVAC, ELECTRICAL, AND FIRE ALARM WORK ASSOCIATED WITH THIS PROJECT.

G. EXITING:

THE EXIT SEPARATION IS GREATER THAN HALF THE MAXIMUM DIAGONAL DISTANCE OF THE SUITE. EACH EXIT LEADS TO A FULLY RATED 1-HOUR CORRIDOR WHICH CONNECTS TO BOTH EXIT STAIRS.

--------------------------------------------------------------------------------
PROJECT DIRECTORY
--------------------------------------------------------------------------------

TENANT:        ZIP REALTY                         (510) 5965-2800
               1401 MARINA WAY SOUTH              FAX: 237-2645
               RICHMOND, CA 94804

               JOE TRIFOGLIO
               KURT WAAG

BUILDING       EQUITY OFFICE PROPERTIES           (510) 594-5600
MANAGEMENT:    2200 POWELL ST, SUITE 200          FAX: 594-5608
               EMERYVILLE, CA 94608

               DANEA ADAMS

ARCHITECT:     BRERETON ARCHITECTS                (405) 546-1212
               120 HOWARD ST, PENTHOUSE           FAX: 546-3932
               SAN FRANCISCO, CA 94105

               RHEA BUTLER

CONTRACTOR:    WILCOX & COMPANY, INC.             (925) 256-5900
               1243 ALPINE ROAD, SUITE 221        FAX: 256-5903
               WALNUT CREEK, CA 94596

               ROD ADAMS

ELECTRICAL:    BAXTER ELECTRIC                    (925) 867-1001
               PO BOX 23306                       FAX: 867-2728
               PLEASANT HILL, CA 94523

               KEVIN BAXTER

HVAC:          LINFORD/ENCOMPASS                  (510) 618-3100
               2952 ALVARADO STREET               FAX: 618-3142
               SAN LEANDRO, CA 94577

               PATTI SPIVEY


--------------------------------------------------------------------------------
BUILDING INFORMATION
--------------------------------------------------------------------------------

LOCATION:                (EXISTING BUILDING)
                         2000 POWELL STREET
                         SUITE 1555
                         EMERYVILLE, CA

ASSESSORS PARCEL NO.:    000/000/000

OCCUPANCY:               B, OFFICE (NO CHANGE)

OCCUPANCY LOAD:

OFFICE:        11,030    SF/100    110
CONF:          865       SF/15     57
TRAINING:      890       SF/20     44
STORAGE:       159       SF/300    1
ACCESSORY:     504       SF/0      0
------------------------------------------
TOTAL          13,448              212

EXIT REQUIRED:      2
EXIT PROVIDED:      4

CONSTRUCTION TYPE:       TYPE 1, HIGHRISE WITH FULL LIFE
                         SAFETY & FULLY AUTOMATIC
                         SPRINKLER SYSTEM

INTERIOR CONSTRUCTION:   NON COMBUSTIBLE

RETURN AIR PLENUM:       FIRE RATED NON COMBUSTIBLE

AUTOMATED FIRE:          ENTIRE BUILDING IS PROVIDED WITH
SPRINKLER SYSTEM         FULLY AUTOMATIC & MONITORED
                         SPRINKLER SYSTEM IN ACCORD WITH
                         THE NFPA PAMPHLET 13 & ALAMEDA
                         COUNTY FIRE DEPT.
FIRE ALARMS:             STROBE, SPEAKERS AND HORNS
                         THROUGHOUT IN ACCORD WITH THE
                         NFPA 72 & ALAMEDA COUNTY FIRE
                         DEPT.

NUMBER OF STORIES:       15

PROJECT AREAS:           SUITE:     13,448 SQ. FT.
                         FLOOR:     23,900 SQ. FT.
                         BUILDING: 350,000 SQ. FT.

ENERGY/METHOD:           LIGHTING COMPLIANCE, SEE
                         DESIGN/BUILD DRAWINGS

ALL WORK SHALL FULLY COMPLY WITH & NOT BE LIMITED TO:
A. 1997 UBC/1998 CALIFORNIA BUILDING CODE
B. 1997 UMC/1998 CALIFORNIA MECHANICAL CODE
C. 1997 UPC/1998 CALIFORNIA PLUMBING CODE
D. 1997 NEC/1998 CALIFORNIA ELECTRICAL CODE
E. 1996 NFPA
F. CITY OF EMERYVILLE MUNICIPAL CODES
G. ALAMEDA COUNTY FIRE DEPARTMENT


[FLOOR PLAN GRAPHIC]


--------------------------------------------------------------------------------
INDEX OF DRAWINGS
--------------------------------------------------------------------------------
ARCHITECTURAL
-------------

15A0.0  COVER SHEET
15A0.3  GENERAL NOTES
15A2.0  DEMOLITION PLAN
15A2.1  CONSTRUCTION PLAN
15A2.2  REFLECTED CEILING PLAN
15A2.3  POWER & SIGNAL PLAN
15A2.4  FINISH PLAN
15A6.2  FRAMING, CEILING & MISC. DETAILS
15A6.3  DOOR & HARDWARE SCHEDULE & DETAILS

--------------------------------------------------------------------------------

ZipRealty
Suite 1555


2000
POWELL STREET
EMERYVILLE, CA

--------------------------------------------------------------------------------

[BRERETON ARCHITECT LOGO]

Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco CA 94105
415 546 1212
    546 3932 fax

--------------------------------------------------------------------------------

Architectural Stamp

[NICHOLAS BRERETON LOGO]

--------------------------------------------------------------------------------

Consultant:







--------------------------------------------------------------------------------






MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St. Suite 200
Emeryville, CA 94808
510.594.5800

--------------------------------------------------------------------------------

Issue/Revision:

     Proj. No.
No.  Date:          Description
---  ---------      -------------------------------------
1    21191.00       ISSUE FOR REVIEW
     10.24.01
---------------------------------------------------------


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

Copyright Statement:

All drawings and written material appearing herein constitute original and unpublished original work of the architect and may not be duplicated, used, or disclosed without prior written consent of the architect.

(C) Brereton Architects
    A California Corporation

--------------------------------------------------------------------------------

Owner Approval:


     ----------------------------------------------------------------
     Name


     ----------------------------------------------------------------
     City/State                              Date


--------------------------------------------------------------------------------

Sheet Title


COVER
SHEET


15th FLOOR





Scale:   AS NOTED
       ------------

--------------------------------------------------------------------------------

Sheet No.
      15A0.0


   Of      Sheets                            Date:  10.19.01
--    ----                                        ------------------------------

DEMOLITION PLAN NOTES

1. COMPLY WITH APPLICABLE LOCAL, STATE AND FEDERAL CODES, ORDINANCES AND REGULATIONS PERTAINING TO SAFETY OF PERSONS, PROPERTY AND ENVIRONMENTAL PROTECTION.

2. REMOVE DESIGNATED PARTITIONS, COMPONENTS, BUILDING EQUIPMENT AND FIXTURES AS REQUIRED TO ALLOW FOR NEW WORK.

3. REMOVE ABANDONED MECHANICAL EQUIPMENT, DUCTWORK, ELECTRICAL AND PLUMBING LINES BACK TO THEIR PRIMARY SOURCE OR AS DIRECTED OTHERWISE. COORDINATE ALL WORK WITH THE MECHANICAL ENGINEER PRIOR TO DEMOLITION. CAP AND IDENTIFY EXPOSED UTILITIES. ARRANGE AND PAY FOR DISCONNECTING, REMOVING AND CAPPING UTILITY SERVICES WITHIN AREAS OF DEMOLITION. NOTIFY PROPERTY MANAGER AND AFFECTED UTILITY COMPANY IN ADVANCE AND OBTAIN APPROVAL BEFORE STARTING THIS WORK. MAINTAIN UTILITIES TO ALL REMAINING OCCUPIED AREAS AT ALL TIMES. COORDINATE THEIR TEMPORARY DISRUPTION WITH THE TENANT AND PROPERTY MANAGER.

4. REPAIR ALL DEMOLITION PERFORMED IN EXCESS OF THAT REQUIRED SHALL BE AT NO COST TO THE TENANT OR OWNER.

5. THE DESIGNER IS NOT AWARE OF ANY ASBESTOS CONTAINING MATERIALS ON THIS FLOOR. THE CONTRACTOR SHALL DETERMINE THE EXTENT OF SUCH MATERIALS ON THE SITE AND TAKE PROPER MEASURES FOR ITS REMOVAL OR ENCAPSULATION. ALL VINYL TILE, IF APPLICABLE, SHALL BE ENCAPSULATED BY COVERING WITH CARPET OR NEW VINYL TILE. ALL WORK SHALL STRICTLY ADHERE TO BUILDING MANAGEMENT'S ASBESTOS MANAGEMENT POLICIES, BAY AREA AIR QUALITY MANAGEMENT REGULATIONS, CAL/OSHA ASBESTOS REGULATIONS, CAL/OSHA RESPIRATORY PROTECTION REGULATIONS, ASSEMBLY BILL 2040 AND EPA NATIONAL EMISSION STANDARDS FOR HAZARDOUS AIR POLLUTANTS AND ASBESTOS REMOVAL REGULATIONS. ALL WORK SHALL BE UNDERTAKEN BY QUALIFIED AND APPROVED SUBCONTRACTORS UNDER THE SUPERVISION OF THE OWNER'S CONSULTANT. ONLY SPECIFICALLY TRAINED PERSONNEL MAY PERFORM WORK ON A LIMITED PROCEDURES' BASIS AND ONLY WITH ADEQUATE SUPERVISION. CONTRACTORS SHALL THOROUGHLY COORDINATE ASBESTOS REMOVAL WORK WITH OTHER WORKERS AND PROPERTY MANAGER.

6. THE DESIGNER HAS NO INFORMATION TO CONFIRM OR NOT THE EXISTENCE OF PCB'S IN THE LIGHT FIXTURE. PRIOR TO DISPOSAL OF ANY BALLAST, CONFIRM IF THE BALLASTS CONTAIN PCB'S AND DISPOSE OF IN STRICT ACCORD WITH THE MATERIALS REFERENCED ABOVE.

7. MAINTAIN FREE AND SAFE PASSAGE TO AND FROM CONSTRUCTION AREA AND ADJACENT BUILDING AREAS. DO NOT OBSTRUCT EXIT PASSAGES AT ANY TIME. PROVIDE AND MAINTAIN BARRICADES, GUARDRAILS AND LIGHTING AS REQUIRED TO PROTECT BUILDING OCCUPANTS, VISITORS AND WORKERS. PROVIDE AND USE PROTECTIVE DEVICES AS APPROPRIATE WHENEVER WORKING IN COMMON AREAS: LOBBIES, CORRIDORS, ELEVATORS, ETC., OVER PERSONNEL, EQUIPMENT OR FURNITURE REMAINING IN ALL AREAS. PROVIDE OUTSIDE CORNER PROTECTION IN ALL COMMON AREAS THROUGHOUT THE PROJECT'S DURATION.

8. PREVENT MOVEMENT OR SETTLEMENT OF STRUCTURES. PROVIDE AND PLACE BRACING OR SHORING AND BE RESPONSIBLE FOR SAFETY AND SUPPORT OF STRUCTURE. ASSUME LIABILITY FOR SUCH MOVEMENT, SETTLEMENT, DAMAGE OR INJURY.

9. DUST AND DEBRIS MUST NOT BE ALLOWED TO ENTER THE SUPPLY OR RETURN AIR SYSTEM. TAPE OFF ALL EQUIPMENT OR DUCT OPENINGS DURING CONSTRUCTION AND REMOVE ONCE DUST IS NO LONGER BEING GENERATED. PROVIDE ALL NEW FILTERS FOR ALL MECHANICAL HVAC EQUIPMENT PRIOR TO THEIR START-UP.

10. CAREFULLY SALVAGE AND STORE AS DIRECTED BY PROPERTY MANAGER FOR RE-INSTALLATION THE FOLLOWING MATERIALS AND EQUIPMENT. DISPOSE OF ANY SALVAGED MATERIALS AND EQUIPMENT AS DIRECTED AFTER THE PROJECTS COMPLETION.

    A.  LIGHT FIXTURES
    B.  PLUMBING FIXTURES
    C.  DOORS
    D.  FIRE EXTINGUISHERS AND THEIR CABINETS

11. REMOVE FROM SITE AND LEGALLY DISPOSE REGULARLY ALL REFUSE, DEBRIS, RUBBISH AND OTHER MATERIALS RESULTING FROM DEMOLITION OPERATIONS. IN OCCUPIED AREAS, CLEAN AND DISPOSE OF MATERIALS DAILY. REMOVE TOOLS AND EQUIPMENT FROM SITE UPON COMPLETION OF WORK. LEAVE AREAS AND SITE BROOM SWEPT, ORDERLY AND IN CONDITION ACCEPTABLE FOR CONSTRUCTION.


GENERAL CONSTRUCTION NOTES

1.  THE CONTRACT DOCUMENTS INCLUDE THE FOLLOWING:

    A.  THE AGREEMENT BETWEEN THE OWNER AND THE CONTRACTOR.
    B.  A.I.A. DOCUMENT 201, GENERAL CONDITIONS FOR THE PERFORMANCE OF A
        CONTRACT.
    C.  NOT USED.
    D.  NOT USED.
    E.  CONSTRUCTION DRAWINGS.
    F.  MODIFICATION (BULLETINS, AS ISSUED.)

2. ALL WORK SHALL BE IN STRICT CONFORMANCE WITH THE LATEST FEDERAL, STATE AND LOCAL LAWS AND ORDINANCES HAVING JURISDICTION INCLUDING THEIR MOST RECENT REVISIONS, ADDITIONS, AMENDMENTS AND INTERPRETATIONS. ALL WORK SHALL CONFORM WITH TITLE 24 REGULATIONS AND FEDERAL ADA LAW FOR ACCESS BY THE DISABLED.

3. ALL WORK SHALL BE IN STRICT CONFORMANCE WITH THE BUILDING RULES AND REGULATIONS AS PREPARED BY BUILDING MANAGEMENT. COORDINATE ACCESS TO THE BUILDING, PROTECTION OF FINISHES AND USE OF ELEVATORS WITH THE BUILDING PROPERTY MANAGER.

4. ALL WORK SHALL CONFORM WITH THE "BUILDING STANDARD" CONSTRUCTION ESTABLISHED FOR THE BUILDING, MATCHING EXISTING, UNLESS OTHERWISE NOTED. THE CONTRACTOR IS REFERRED TO THE BUILDING SHELL CONSTRUCTION DRAWINGS TO WHICH THESE DRAWINGS ARE INTENDED TO BE COMPLIMENTARY. DISCREPANCIES AND INCONSISTENCIES SHALL BE BROUGHT TO THE ATTENTION OF THE ARCHITECT PRIOR TO CONSTRUCTION.

5. DO NOT SUBSTITUTE, REVISE, OR CHANGE THE WORK WITHOUT THE WRITTEN CONSENT OF THE ARCHITECT AND OWNER. DO NOT PROCEED WITH WORK REQUIRING ADDITIONAL COMPENSATION UNTIL APPROVED IN WRITING.

6. WORK AREAS SHALL REMAIN SECURE AND LOCKABLE DURING CONSTRUCTION. CONTRACTOR SHALL COORDINATE WITH TENANT AND OWNER TO ENSURE SECURITY.

7. PROVIDE PROJECT INTERFACE AND COORDINATION OF ALL TRADES, CRAFTS, WORK "BY OTHERS" AND SUBCONTRACTORS TO COMPLETE THE WORK AND THE PROJECT AS REQUIRED BY THE CONSTRUCTION DRAWINGS WHETHER SPECIFICALLY SHOWN ON THE DRAWINGS OR NOT.

8. ALL WORK NOTED "BY OTHERS" IS TO BE ACCOMPLISHED BY A CONTRACTOR OTHER THAN THE GENERAL CONTRACTOR AND IS NOT TO BE PART OF THE CONSTRUCTION AGREEMENT. THE GENERAL CONTRACTOR IS TO COOPERATE AND COORDINATE WITH THE WORK OF THE "OTHER" CONTRACTORS AS REQUIRED. A PARTIAL LIST OF WORK TO BE PERFORMED "BY OTHERS" IS AS FOLLOWS:

    A.  TELEPHONE/DATA/COMMUNICATIONS INSTALLATION
    B.  FURNITURE INSTALLATION

9. THE SCOPE OF WORK AND ADJACENT AREAS, INCLUDING THE PATH OF TRAVEL TO THE SUITE THROUGH THE LOBBY, ELEVATORS AND CORRIDOR, SHALL BE PROTECTED FROM ANY DAMAGE THAT OCCURS BECAUSE OF THIS WORK. PROTECT OUTSIDE CORNERS OF ALL PUBLIC AREAS IN PATH OF TRAVEL AND ELEVATOR JAMB EDGES. ANY DAMAGE THAT OCCURS SHALL BE THE RESPONSIBILITY OF THE CONTRACTOR.

10. THE CONTRACTOR SHALL EXAMINE, READ AND BE THOROUGHLY FAMILIAR WITH ALL THE CONTRACT DOCUMENTS, AS DEFINED IN THE CONSTRUCTION AGREEMENT GENERAL CONDITIONS. SHOULD THE CONTRACTOR FIND DISCREPANCIES IN OR OMISSIONS FROM THE DRAWINGS AND SPECIFICATIONS OR OTHER CONTRACT DOCUMENTS, OR SHOULD BE IN DOUBT AS TO THEIR INTENT OR MEANING, HE SHALL NOTIFY THE ARCHITECT IMMEDIATELY FOR CLARIFICATION OR INTERPRETATION.

11. INFORMATION GIVEN HEREIN AND ON THE DRAWINGS HAS OBTAINED FROM DATA AVAILABLE TO THE ARCHITECT AT THE TIME OF DESIGN, BUT ACCURACY CANNOT BE GUARANTEED. DRAWINGS AND SPECIFICATIONS ARE INTENDED FOR ASSISTANCE AND GUIDANCE, BUT EXACT DIMENSIONS AND ELEVATIONS SHALL BE GOVERNED BY ACTUAL CONDITIONS AT THE SITE AND SHALL BE CHECKED BY THE CONTRACTOR.

12. CONTRACT DRAWINGS ARE COMPLIMENTARY; WHAT IS SHOWN OR REFERENCED TO ON ANY SHALL BE PROVIDED AS THOUGH SHOWN ON ALL.

13. PRIOR TO SUBMITTING HIS PROPOSAL, THE CONTRACTOR SHALL EXAMINE THE SITE, COMPARE IT WITH DRAWINGS AND SPECIFICATIONS AND SATISFY HIMSELF AS TO THE CONDITIONS UNDER WHICH WORK IS TO BE PERFORMED. AT THAT TIME HE SHALL ASCERTAIN AND CHECK LOCATION OF EXISTING STRUCTURES OR EQUIPMENT WHICH MAY AFFECT HIS WORK. HE SHALL ACQUAINT HIMSELF WITH ALL CONDITIONS RELATING TO THE CONSTRUCTION AND COMPLETION OF THE PROJECT AND THE EMPLOYMENT OF LABOR THEREON. NO ALLOWANCES SHALL BE SUBSEQUENTLY MADE IN HIS BEHALF FOR ANY EXPENSE TO WHICH HE MAY BE PUT DUE TO FAILURE OR NEGLECT ON HIS PART TO MAKE SUCH AN EXAMINATION. FAILURE TO DO SO SHALL NOT RELIEVE THE CONTRACTOR OF HIS OBLIGATIONS TO FURNISH ALL EQUIPMENT, MATERIALS, LABOR AND SERVICES NECESSARY TO CARRY OUT THE PROVISIONS OF THE CONTRACT.

14. CONFIRM DURING THE PRICING PERIOD, ON SITE DELIVERY DATES OF ALL MATERIALS SPECIFIED IN THE CONTRACT DOCUMENTS AND IMMEDIATELY NOTIFY THE ARCHITECT IN WRITING OF POTENTIAL DELAYS TO THE COMPLETION DATE OF THE PROJECT.

15. VERIFY, DURING THE BID PERIOD, ACCESS TO THE JOB SITE, FREIGHT ELEVATOR USE SCHEDULE, FREIGHT ELEVATOR SIZE INCLUDING HEIGHT (IF APPLICABLE), DEPTH AND WIDTH, CLEARANCES INTO AND OUT OF THE BUILDING AND JOB SITE.

16. THE CONTRACTOR SHALL SUBMIT A DETAILED CONSTRUCTION SCHEDULE INDICATING EACH ACTIVITY, THEIR DURATION, THE SUBMITTAL PERIOD AND THE TIME WHEN WORK "BY OTHERS" IS TO BE COMPLETED. CONTRACTOR SHALL INDICATE COORDINATION WITH AND DELIVERY OF ALL LONG LEAD TIME ITEMS: FINISHES, LIGHT FIXTURES, HARDWARE, ETC.

17. SUBMIT, AS A MINIMUM, THE FOLLOWING CONTRACTOR SUPPLIED ITEMS:

    A. ALL REQUIRED CONSTRUCTION DOCUMENTS BY GOVERNING AGENCIES WITH SUBSTANTIATING COMPLIANCE REQUIREMENTS: C.A.C. TITLE 24 DOCUMENTATION, SPRINKLER PLANS AND CALCULATIONS, HVAC DISTRIBUTION PLANS, ETC.
    B.  MILLWORK SHOP DRAWINGS.
    C.  DOOR AND HARDWARE SCHEDULES.
    D.  LIGHT FIXTURE MANUFACTURER'S LITERATURE.
    E.  SAMPLES OF EACH FINISH, 8-1/2" X 11" IN SIZE.
    F.  PLUMBING, APPLIANCE AND EQUIPMENT MANUFACTURER'S LITERATURE.

18. SUBMIT THE SCHEDULES, SHOP DRAWINGS, MOCK-UPS, SAMPLES AND OTHER REQUIRED SUBMITTALS IN A TIMELY FASHION SO AS NOT TO DELAY THE CONSTRUCTION. ALLOW THE ARCHITECT SUFFICIENT TIME, A MINIMUM OF 5 WORKING DAYS, TO REVIEW AND COMMENT ON THE SUBMITTAL. WHERE SHOP DRAWINGS ARE REQUIRED SUBMIT TWO SETS OF PRINTS AND ONE SET OF REPRODUCIBLE SEPIA DRAWINGS TO THE ARCHITECT FOR REVIEW PRIOR TO THE COMMENCEMENT OF FABRICATION OR PLACING ORDERS. ALONG WITH FINISH SAMPLES FOR PUBLIC AREAS, CONTRACTOR SHALL INCLUDE MANUFACTURER'S LITERATURE PROVIDING EVIDENCE OF THEIR COMPLIANCE WITH FIRE AND BUILDING CODES AND REGULATIONS REGARDING FLAME SPREAD, SMOKE, DENSITY, ETC.

19. SCHEDULE AND PERFORM THE WORK DURING NORMAL BUSINESS HOURS, EXCEPT AS SPECIFIED BELOW OR OTHERWISE APPROVED IN ADVANCE BY THE BUILDING PROPERTY MANAGER.

    A. SCHEDULE AND PERFORM THE WORK SO THAT OTHER TENANTS IN THE BUILDING WILL NOT BE DISTURBED AND DAMAGE TO EXISTING WORK OUTSIDE OF THE PROJECT AREA WILL NOT OCCUR. NO WORK IS TO BE DONE IN OTHER TENANT AREAS, UNLESS OTHERWISE NOTED.
    B. CONTRACTOR SHALL BE RESPONSIBLE FOR SCHEDULING ACCESS INTO ADJACENT TENANT SPACES WITH THE BUILDING PROPERTY MANAGER AS REQUIRED. CONTRACTOR SHALL INCLUDE IN THEIR BASE BID OVERTIME CONSTRUCTION WORK IN ADJACENT OCCUPIED TENANT AREAS, UNLESS SPECIFICALLY APPROVED OTHERWISE IN WRITING BY OWNER.
    C. PROVIDE PROTECTION TO ALL EXISTING FINISHES IN BUILDING LOBBY ELEVATORS, PUBLIC CORRIDORS, ETC. CONTRACTOR SHALL BE RESPONSIBLE FOR ANY DAMAGE CAUSED BY HIMSELF OR HIS SUBCONTRACTORS.

20. DEFINITIONS:

    A. "ALIGN" MEANS TO ACCURATELY LOCATE FINISH FACES IN THE SAME PLANE WITHOUT EVIDENCE OF ADDITION.
    B. "TYPICAL" MEANS IDENTICAL FOR ALL CONDITIONS, UNLESS OTHERWISE NOTED. NOTE THAT ITEMS NOTED "TYPICAL" ARE USUALLY KEYED ONLY ONCE, WHERE THEY FIRST OCCUR AND ARE REPRESENTATIVE OF SIMILAR CONDITIONS THROUGHOUT.
    C. "OR EQUAL" MEANS ANY PRODUCT, APPROVED IN WRITING, THAT COMPLIES WITH THE SPECIFICATIONS OF THE MATERIAL SPECIFIED IN DETAIL.
    D. "SIMILAR" MEANS COMPARABLE CHARACTERISTICS FOR THE CONDITION NOTED. VERIFY DIMENSIONS AND ORIENTATIONS.
    E.  "FURNISH" MEANS "SUPPLY".
    F.  "INSTALL" MEANS "CONNECT IN PLACE AND ADJUST FOR USE".
    G.  "PROVIDE" MEANS "FURNISH AND INSTALL".
    H. "FINISHED FLOOR" MEANS "TOP OF FLOOR SLAB" AT CARPETED AREAS AND "TOP OF FLOOR FINISH" AT AREAS WITH WOOD FLOORING OR RESILIENT TILE.

21. MAINTAIN STRICT CONTROL OF DUST AND DEBRIS EMANATING FROM THE PROJECT AREA. KEEP PROJECT AREA BROOM CLEAN AND CLEAR OF ANY DEBRIS DAILY. NO TOOLS AND MATERIALS SHALL BE LEFT UNATTENDED AT ANY TIME IN ANY FINISHED PUBLIC LOBBY OR CORRIDOR.

22. INSTALL DUCT SEALS OVER FAN CORE AND VAV UNITS, RETURN AIR OPENINGS, ETC. REMOVE THESE SEALS ONLY AFTER DUST GENERATION AND SANDING WORK HAS BEEN COMPLETED.

23. MAINTAIN ALL BUILDING SECURITY, FIRE ALARM AND FIRE PROTECTION SYSTEMS AT ALL TIMES. MAINTAIN ALL UTILITIES TO ALL ADJACENT TENANT SPACES AT ALL TIMES.

24. CASEWORK SHALL BE PLASTIC LAMINATE, FLUSH OVERLAY CONSTRUCTION. PROVIDE PLASTIC LAMINATE ON ALL EXPOSED SURFACES. ALL ENCLOSED SURFACES AND SHELVING MAY BE EDGE BANDED MELAMINE. ALL HARDWARE SHALL BE POLISHED CHROME. PROVIDE STANDARD GROMMETS ABOVE POWER, DATA OR PHONE OUTLETS AT ALL WORK COUNTERS AND AS I INDICATED ON THE DRAWINGS. REFER TO CASEWORK INDICATED ON THE CONSTRUCTION DRAWINGS. SUBMIT MILLWORK SHOP DRAWINGS TO THE ARCHITECT FOR HIS APPROVAL PRIOR TO CONSTRUCTION, FIELD VERIFY ALL DIMENSIONS AND COORDINATE WITH ALL TENANT EQUIPMENT. NO ADDITIONAL EXPENSE WILL BE INCURRED BY THE OWNER OR TENANT FOR LACK OF COORDINATION IN THESE MATTERS.

25. PROVIDE ALL ADDITIONAL COMPONENTS, MISCELLANEOUS METAL, BRACING, BLOCKING, CLIPS, ETC. AS REQUIRED TO PROPERLY ANCHOR, FASTEN OR ATTACH MATERIALS, EQUIPMENT, APPLIANCES, HARDWARE, SYSTEMS AND ASSEMBLIES TO THE STRUCTURE.

26. UPON SUBSTANTIAL COMPLETION OF THE WORK, NOTIFY THE OWNER TO PREPARE A "PUNCH LIST" OF OUTSTANDING ITEMS, UNSATISFACTORY OR INCOMPLETE WORK REQUIRING CORRECTION OR REMEDY. FINAL PAYMENT WILL BE CONTINGENT UPON COMPLETION OF THESE ITEMS IN ACCORD WITH THE OWNER-CONTRACTOR AGREEMENT.

27. CONTRACTOR SHALL PROVIDE TWO COMPLETE "RECORD DRAWINGS" SETS FOR HVAC, ELECTRICAL, FIRE PROTECTION, LIFE SAFETY, SPRINKLER AND PLUMBING WORK, ONE TO THE BUILDING PROPERTY MANAGER AND ONE TO THE ARCHITECT WITHIN ONE MONTH AFTER COMPLETION. INCLUDE ALL MANUFACTURERS INSTRUCTIONS, MAINTENANCE PROCEDURES, ETC., OF ALL SPECIAL EQUIPMENT INSTALLED, I.E. FAN COIL UNITS, HALON PROTECTION SYSTEMS, ETC.

27. ALL WELDING/CUTTING OPERATIONS SHALL NOT BE CONDUCTED UNLESS A PERMIT HAS BEEN OBTAINED AND/OR APPROVAL HAS BEEN GRANTED BY THE FIRE DEPARTMENT.


PARTITION PLAN NOTES

1. REFER TO THE GENERAL CONSTRUCTION NOTES FOR ITEMS WHICH AFFECT AND SHALL APPLY TO ALL ASPECT OF THIS PROJECT. COMPLY WITH THE CONSTRUCTION SPECIFICATIONS CONTAINED IN THE SUMMARY TENANT IMPROVEMENT STANDARDS.

2. CUT AND FIT COMPONENTS OF EXISTING WORK AS REQUIRED TO INSTALL NEW WORK. PROTECT FROM DAMAGE ALL MATERIALS NOT REQUIRED TO BE REMOVED OR DEMOLISHED. RESTORE SURFACES DISTURBED BY DEMOLITION TO ORIGINAL CONDITION. PATCH SURFACES, VISIBLE AFTER DEMOLITION TO MATCH ADJACENT FINISH CONDITION.

3. DETAILS ARE USUALLY KEYED AND NOTED "TYPICAL" ONLY ONCE WHEN THEY FIRST OCCUR AND ARE USUALLY REPRESENTATIVE OF SIMILAR CONDITIONS THROUGHOUT.

4. LAYOUT PARTITIONS AS NOTED ON DRAWING. BEFORE PERFORMING ANY WORK, THE CONTRACTOR SHALL VERIFY ALL DIMENSIONS OF EXISTING AND NEW WORK AND SHALL BE RESPONSIBLE FOR THEIR ACCURACY. LAYOUT PARTITION DIMENSIONS IN FIELD AND RECEIVE ARCHITECT'S APPROVAL PRIOR TO INITIATING CONSTRUCTION. ANY DISCREPANCY BETWEEN DIMENSIONS IN FIELD AND THOSE SHOWN SHALL BE REPORTED TO THE ARCHITECT FOR DIRECTION PRIOR TO CONSTRUCTION.

5.  DIMENSIONING RULES:  THE FOLLOWING RULES APPLY, UNLESS NOTED OTHERWISE.

    A. HORIZONTAL DIMENSIONS ARE SHOWN FROM FACE OF FINISHED SURFACE TO FACE OF FINISHED SURFACE.
    B.  DIMENSIONS NOTED "CLEAR" OR "CLR" MUST BE PRECISELY MAINTAINED.
    C. DIMENSIONS ARE NOT ADJUSTABLE WITHOUT APPROVAL OF THE ARCHITECT, UNLESS NOTED (+/-).
    D. DIMENSIONS TO THE EXTERIOR OF THE BUILDING ARE TO THE INSIDE FACE OF EXTERIOR WALL.
    E. DIMENSIONS LOCATING DOORS ARE 4 INCHES TO INSIDE EDGE OF JAMBS, EXCEPT CORRIDORS.
    F.  VERTICAL DIMENSIONS ARE FROM THE TOP OF FINISHED FLOOR.
    G. DIMENSIONS MARKED "VERIFY", "VERIFY IN FIELD" OR "VIF" SHALL BE FIELD VERIFIED BY THE CONTRACTOR AND DISCUSSED WITH THE ARCHITECT PRIOR TO CONSTRUCTION.
    H. DO NOT SCALE DRAWINGS. IF ANY ITEM OF WORK CANNOT BE LOCATED, DISCUSS WITH ARCHITECT PRIOR TO CONSTRUCTION.

6. ALL NEW FINISHES ARE TO ALIGN FLUSH WITH EXISTING FINISHES WITHOUT EVIDENCE OF ADDITION. WHERE NEW GYPSUM BOARD MEETS THE SIDE OF EXISTING PLASTER, REMOVE THE METAL CORNERBEAD, ALIGN THE PARTITION STUD TO ALLOW GYPSUM BOARD TO FLUSH OUT WITH EXISTING FINISH.

7. ALL VERTICAL EXPOSED PIPES, CONDUITS, ETC. SHALL BE FURRED, SHOWN ON DRAWINGS OR NOT, OR AS DIRECTED BY ARCHITECT IN FIELD.

8.  STAGGER ALL JOINTS OF GYPSUM BOARD AT ACOUSTICAL PARTITIONS.

9. REINFORCE COMMON INTERIOR DOOR LATCH AND WINDOW JAMBS AND LONG WINDOW HEADS WITH SHEET METAL STUDS, AS DETAILED AND AS RECOMMENDED BY BOTH MANUFACTURERS. PROVIDE 20 GA STUDS AT ALL OPENINGS AS DETAILED.

10. FRAME AROUND DUCTWORK, PIPES OR CONDUIT AT PARTITION LOCATIONS AND BRACE WITH SHEET METAL STUDS AS REQUIRED FOR RIGID AND SEISMICALLY STABLE CONSTRUCTION.

11. INSTALL TEMPERED GLASS WITH THE MANUFACTURER'S SEAL LOCATED AT THE LOWER CORNER OF THE GLAZED PANEL; CONCEAL TONG MARKS IN GLAZING SEALANT, IF ANY.

12. PROVIDE AN EXTRA STUD FOR SWITCH AND POWER OUTLETS AS REQUIRED.

13. PROVIDE BLOCKING IN PARTITIONS AS REQUIRED FOR ALL OVERHEAD OR CANTILEVERED MILLWORK AND SIMILAR LOAD BEARING ITEMS ATTACHED TO PARTITIONS. USE 20 GAUGE SHEET METAL STUDS TO SUPPORT BLOCKING. ALL WOOD BLOCKING AND FURRING SHALL BE FIRE-TREATED TO CONFORM TO THE BUILDING CODE. SEE DETAILS.

14. TAKE SUITABLE MEASURES TO PREVENT INTERACTION BETWEEN DISSIMILAR METALS.

15. PROVIDE FIRE DAMPERS AT ALL DUCT PENETRATIONS OF ALL FIRE RATED ASSEMBLIES.

16. IT IS RECOMMENDED TO USE TYPE "X" GYPSUM BOARD THROUGHOUT, EXCEPT WET LOCATIONS WHERE WATER RESISTANT GYPSUM BOARD SHALL BE REQUIRED.

17. MAINTAIN EXISTING FLOOR AND PARTITION FIRE PROTECTION ON ALL EXISTING EXITING, SHAFT AND CORE ELEMENTS AS REQUIRED BY CODE.


REFLECTED CEILING PLAN NOTES

1. THIS LIGHTING DESIGN CONFORMS TO THE STATE OF CALIFORNIA ADMINISTRATIVE CODE, TITLE 24, CALIFORNIA ENERGY CONSERVATION LIGHTING STANDARDS FOR NEW NON-RESIDENTIAL BUILDINGS, SEE LIGHTING COMPLIANCE FORMS.

2. SUSPENDED ACOUSTICAL TILE CEILING SHALL BE LEVEL WITHIN A TOLERANCE OF 1/8" IN 10'-0". INSTALL NEW PERIMETER CEILING ANGLE TIGHT TO PARTITION, FREE FROM CURVES, BREAKS AND OTHER IRREGULARITIES.

3. ACOUSTICAL CEILING SUSPENSION SYSTEM, CEILING MOUNTED LIGHT FIXTURES, AND PARTITIONS CONNECTING TO SYSTEM SHALL BE LATERALLY STABILIZED AS REQUIRED BY UBC CHAPTER 25. ALL FLUORESCENT LIGHT FIXTURES SHALL BE INDEPENDENTLY SUPPORTED AS REQUIRED BY CODE. SEE DETAILS.

4. REUSE EXISTING CEILING TILE, PROVIDE NEW AS REQUIRED. DO NOT MIX STAINED AND CLEAN OR NEW TILES; TILES SHALL PROVIDE A CONSISTENT APPEARANCE THROUGHOUT THE ROOM.

5. COORDINATE WITH ALL TRADES INVOLVED AND COMPARE COMPOSITE DRAWINGS TO INSURE CLEARANCES FOR FIXTURES, DUCTS, CEILINGS, ETC. AS NECESSARY TO MAINTAIN THE FINISH CEILING HEIGHT(S) ABOVE THE FINISH FLOOR SLAB AND CLEARANCES REQUIRED FOR LIGHT FIXTURES. CLARIFY CONFLICTS WITH ARCHITECT.

6. REVIEW LOCATION OF LIGHT FIXTURES AND SWITCHING IN THE FIELD WITH ARCHITECT PRIOR TO PLACEMENT. COORDINATE LIGHTING RELOCATIONS DUE TO FIELD CONDITIONS WITH ARCHITECT PRIOR TO INSTALLATION.

7. COORDINATE LOCATION OF ALL MECHANICAL THERMOSTATS IN FIELD WITH ARCHITECT. SEE MECHANICAL DRAWINGS FOR THERMOSTAT LOCATIONS. VERIFY LOCATIONS WITH THE ARCHITECT AND TENANT PRIOR TO INSTALLATION.

8. WHERE ACOUSTICAL TILES ARE REQUIRED TO BE CUT, CUT TILES TO MAINTAIN A SHARP AND NEAT EDGE.

9. INSTALL ALL DOWNLIGHT AND WALLWASH LIGHT FIXTURES, SMOKE DETECTORS, SPEAKERS, EXIT SIGNS, ETC., IN THE CENTERS OF CEILING TILES, UNLESS OTHERWISE INDICATED.

10. CLEAN ALL PARABOLIC LIGHT FIXTURES AND PRISMATIC LENSES. ALL DAMAGED, DENTED OR DEFECTIVE ELEMENTS SHALL BE REPLACED.

11. SWITCHES INDICATED ARE TO CONTROL LIGHTS IN ROOM WHERE LOCATED, UNLESS NOTED OTHERWISE. ALL FLUORESCENT LIGHT FIXTURES SHALL BE TANDEM WIRED FOR DOUBLE SWITCHING IN ACCORD WITH APPLICABLE BUILDING CODES. ALL SWITCHES SHALL BE BUILDING STANDARD UNLESS OTHERWISE TITLE 24 AND CAC NOTED.

12. GANG MULTIPLE SWITCHES AND PROVIDE A SINGLE COVERPLATE WHEN MORE THAN ONE SWITCH IS REQUIRED AT THE SAME LOCATION. PROVIDE SWITCHES FOR ALL EXHAUST FANS; GANG WITH OTHER ROOM SWITCHES. DESIGNATE FAN SWITCHES BY WRITING FAN ONTO COVERPLATE.

13. MOUNTING HEIGHTS FOR LIGHT SWITCHES & THERMOSTATS SHALL BE AS SHOWN ON DRAWINGS.

14. GENERAL CONTRACTOR SHALL COORDINATE WITH THE MECHANICAL CONTRACTORS, CEILING CONTRACTOR AND OTHERS AS REQUIRED FOR ACCESS TO MECHANICAL BOXES, FIRE DAMPERS, SMOKE AND DRAFT CONTROL DAMPERS, FANS, VALVES, ETC. PROVIDE TWO FULLY REMOVABLE 2' X 4' CEILING TILES FOR ACCESS TO EACH VAV BOX AS REQUIRED. MARK CEILING TILE WITH 1/8" DIAMETER COLOR PINS FOR ALL CONCEALED
    WORK:

    A.  BLUE:     HVAC EQUIPMENT
    B.  RED:      FIRE VALVES OR EQUIPMENT
    C.  GREEN:    ALL OTHER EQUIPMENT

15. ALL EXIT SIGNS SHALL BE BUILDING STANDARD, COLOR WHITE HOUSING WITH GREEN LETTERING. EXIT SIGNS SHOWN AR THE MINIMUM ONLY, PROVIDE ANY ADDITIONAL EXIT SIGNS AS REQUIRED BY BUILDING AND FIRE DEPARTMENTS.

16. PROVIDE EMERGENCY LIGHTING AS SHOWN AND AS REQUIRED BY CODE.


POWER AND SIGNAL PLAN NOTES

1. THIS LAYOUT IS FOR SCHEMATIC PURPOSES ONLY. ALL TELEPHONE, ELECTRICAL, AND COMMUNICATION WORK SHALL BE BUILDING STANDARD, UNLESS OTHERWISE NOTED AND SHALL BE IN ACCORDANCE WITH ALL APPLICABLE BUILDING CODES. REFER TO EQUIPMENT SCHEDULE IF APPLICABLE FOR SPECIFIC DETAIL.

2. TENANT IS RESPONSIBLE FOR SUPPLY AND INSTALLATION OF WIRING, COVER PLATES AND CONNECTIONS FOR TELEPHONE AND DATA SYSTEMS. ALL CABLE IN PLENUM SHALL BE IN CONDUIT OR SHALL BE SPECIFICALLY DESIGNED FOR PLENUM TYPE EXPOSURE, I.E. TEFLON COATED, OR EQUAL. CONTRACTOR SHALL PROVIDE WITH TENANT ON PROPER TIME TO INSTALL THESE ITEMS. BUNDLE LARGE CABLE GROUPINGS IN CEILING PLENUM AND SUPPORT INDEPENDENTLY FROM SUSPENDED CEILINGS, LIGHT FIXTURES, ETC.

3. COORDINATE WITH ALL OTHER SUBCONTRACTORS AS REQUIRED FOR INSTALLATION OF UNDER-SHELF LIGHTS, OUTLETS IN BACKSPLASH, MECHANICAL EQUIPMENT, EQUIPMENT SCHEDULE AND ALL ELECTRIFIED HARDWARE, ELECTROMAGNETIC HOLD OPEN DEVICES, AND KEYLESS ENTRIES AS REQUIRED, SEE HARDWARE SCHEDULE.

4.  FURNITURE IS SHOWN FOR REFERENCE ONLY.

5. UNLESS SPECIFICALLY DIMENSIONED, ALL OUTLETS SHALL BE INSTALLED AT THE NEAREST STUD, MOUNT THE LOWEST RECEPTACLE NO LESS THAN 18" ABOVE FLOOR SLAB UNLESS OTHERWISE NOTED. ALL DIMENSIONED OUTLETS ARE TO CENTER LINE OF OUTLET OR GROUP OF OUTLETS, UNLESS OTHERWISE NOTED. ALL WALL OUTLETS OVER COUNTERTOPS SHALL BE MOUNTED HORIZONTALLY EXCEPT FOURPLEX OUTLETS. REVIEW LAYOUT OF ALL ELECTRICAL DISTRIBUTION SYSTEMS IN THE FIELD WITH THE ARCHITECT PRIOR TO INSTALLATION.

6. ALL DEDICATED OUTLETS SHALL HAVE LIGHT GREY RECEPTACLES WITH WHITE COVERPLATES FOR IDENTIFICATION. ALL FLOOR CORING SHALL BE COORDINATED AND SCHEDULES WITH THE BUILDING OWNER/MANAGER. ELECTRICAL CONTRACTOR SHALL PROVIDE PROPER POWER FOR ALL EQUIPMENT INDICATED ON PLAN, IN ACCORDANCE WITH MANUFACTURER'S INSTRUCTIONS AND OPERATING REQUIREMENTS AS PROVIDED BY THE TENANT.

7. PROVIDE SINGLE-GANG GYPSUM BOARD RING WITH A NYLON PULL STRING TO RETURN AIR PLENUM ABOVE FOR ALL WALL MOUNTED TELEPHONE, DATA AND VIDEO CABLE, UNLESS OTHERWISE NOTED. AT ALL WALL MOUNTED OUTLETS IN EITHER FIRE-RATED OR INSULATED PARTITIONS, PROVIDE A DOUBLE-GANG BOX, RING AND 3/4" DIAMETER CONDUIT WITH 90 DEGREE ANGLE ABOVE SUSPENDED CEILING THROUGH PARTITION INTO PLENUM ABOVE.

8. IF ANY OUTLETS CANNOT BE INSTALLED AS NOTED OR AS SHOWN ON PLANS DUE TO CONFLICT WITH STRUCTURAL, MECHANICAL OR ELECTRICAL BUILDING ELEMENTS, CLARIFY WITH ARCHITECT BEFORE PROCEEDING.

9. SOUND SEAL AROUND ALL OUTLETS IN ACOUSTICAL PARTITIONS WITH CAULKING PADS APPLIED TO BACK OF OUTLETS; SEAL AIRTIGHT. STAGGER OUTLETS IN STUD CAVITY SERVING OPPOSITE ROOMS IN A COMMON WALL.

10. ALL ELECTRICAL EQUIPMENT SHALL BE INSTALLED TO COMPLY WITH THE SPECIFIC MANUFACTURER'S REQUIREMENTS.

11. A MINIMUM OF 3" CLEAR SHALL BE MAINTAINED FOR ANY FLOOR OUTLET ADJACENT TO A HALL UNLESS OTHERWISE NOTED.

12. FOR MANUFACTURERS TYPES, DETAILS AND SPECIFICATIONS OF PANEL BOXES, RISERS, CIRCUITING, ETC., SEE ELECTRICAL DESIGN-BUILD DRAWINGS. PROVIDE AS-BUILT DOCUMENTS AT THE COMPLETION OF THE PROJECT.

13. THE GENERAL CONTRACTOR SHALL VERIFY EXACT FIELD CONDITIONS FOR SWITCH AND FIXTURE RELATIONSHIP AS WELL AS TELEPHONE AND ELECTRICAL OUTLETS. REPORT ALL DISCREPANCIES TO THE ARCHITECT.

14. CONTRACTOR SHALL COORDINATE ANY ELECTRICAL WORK WHICH REQUIRES INTERRUPTION OF POWER TO ANY AREA NOT WITHIN THE SCOPE-OF-WORK FOR THIS PROJECT.

15. NEW TELEPHONE BACKBOARD, FIRE TREATED PLYWOOD, 4'X8'X5/8" PAINTED TO MATCH ADJACENT WALL AND DEDICATED FOURPLEX OUTLET. PROVIDE 1 1/4" CONDUIT INTERTIE FROM THIS LOCATION TO FLOOR TELEPHONE RISER.


FINISH PLAN NOTES

1. ALL FINISH MATERIALS SHALL CONFORM WITH USC REQUIREMENTS FOR THEIR PARTICULAR LOCATION.

2. ALL FINISHES FOR ALL TENANTS ARE SHOWN ON THIS DRAWING. FINISH NOTATIONS ARE FOR EACH INDIVIDUAL TENANT ONLY AND DO NOT CORRESPOND TO IMPROVEMENTS FOR OTHER TENANTS OR PARTS OF THE BUILDING.

3. ALL FIRE EXTINGUISHER CABINETS SHALL BE PAINTED TO MATCH ADJACENT WALLS IN SEMI-GLOSS ENAMEL PRIOR TO APPLICATION OF DECAL.

4. ALL MATERIALS SHALL BE INSTALLED IN STRICT ACCORD WITH MANUFACTURER'S INSTRUCTIONS.

5. PROVIDE LEVELING COMPOUND AS REQUIRED SO THAT SURFACES OF DIFFERENT MATERIALS PROVIDE SMOOTH TRANSITIONS FROM ONE SURFACE TO ANOTHER. FEATHER TRANSITIONS 1/8" PER 1'-0" MAXIMUM. PROVIDE TRANSITION STRIPS AS REQUIRED IN COMPATIBLE COLOR, COORDINATE WITH ARCHITECT.

6. PROVIDE FLOORING TRANSITIONS STRIPS AS REQUIRED. VERTICAL TRANSITIONS SHALL NOT EXCEED 1/4", SLOPED TRANSITIONS 1/2". COORDINATE COLOR OF TRANSITION MATERIAL WITH ARCHITECT.

7. ALL DOORS AND WINDOW FRAMES SHALL BE PAINTED TO MATCH ADJACENT WALL. SEE FINISH SPECIFICATION SCHEDULE. NO EXTERIOR WINDOW FRAMES ARE TO BE PAINTED.

8. FINISHES SHALL BE CONSIDERED CONTINUOUS THROUGHOUT UNLESS OTHERWISE NOTED. ALL SURFACES, REVEALS, ETC. EXPOSED TO VIEW, FROM BOTH TENANT AND SHELL CONSTRUCTION, SHALL BE FINISHED. COORDINATE WITH ARCHITECT IF QUESTIONS ARISE.

9.  LOF STANDS FOR "LIMIT OF FINISHES", TYPICALLY.

10. GENERAL CONTRACTOR SHALL CONFIRM DELIVERY OF ALL APPLICABLE FLOOR AND WALL FINISH MATERIALS ACCORDINGLY AND INFORM THE ARCHITECT IN WRITING OF THOSE DATES WITH HIS BID SUBMITTAL.

11. WHERE FLOOR FINISHES CHANGE AT A DOOR OPENING, THE CENTERLINE OF TRANSITION SHALL FALL AT CENTERLINE OF DOOR. (TYP. U.O.N.).

12. PROTECT EXTERIOR BLINDS DURING CONSTRUCTION. DAMAGED OR DIRTY BLINDS RESULTING FROM CONSTRUCTION SHALL BE REPLACED AT NO COST TO THE OWNER OR TENANT.

13. PAINTING. NO PAINTING OR INTERIOR FINISHES SHALL BE DONE UNDER CONDITIONS WHICH JEOPARDIZE THE QUALITY OR APPEARANCE OF SUCH WORK.

    A. EXAMINE ALL SURFACES TO BE FINISHED UNDER THIS CONTRACT AND SEE THAT THE WORK OF OTHER TRADES HAS BEEN LEFT OR INSTALLED IN SATISFACTORY CONDITION TO RECEIVE PAINT, STAIN OR SPECIFIED FINISH. THE APPLICATION OF THE FIRST COAT SHALL INDICATE ACCEPTANCE OF THE SURFACE.

    B. ALL SURFACES SHALL BE IN PROPER CONDITION TO RECEIVE THE SPECIFIED FINISH. WOODWORK SHALL BE HAND SANDED AND DUSTED CLEAN. ALL KNOT HOLES, PITCH POCKETS OR SAPPY PORTION SHALL BE SCRAPPED AND SHELLACKED OR SEALED WITH KNOT SEALER. NAIL HOLE, CRACKS OR DEFECTS CAREFULLY PUTTIED AFTER FIRST COAT, WITH PUTTY MATCHING COLOR OF THE STAIN OR PAINT FINISH. REMOVE ANY OIL OR GREASE WITH MINERAL SPIRITS.

    C. ALL AREAS TO BE PAINTED SHALL RECEIVE A MINIMUM TWO COAT APPLICATION SPREAD AND MIL THICKNESS AS RECOMMENDED BY PAINT MANUFACTURER TO OBTAIN TRUE EVEN COLOR WITHOUT HOLIDAYS.

    D. INTERIOR WOODWORK FINISHES SHALL BE SANDED BETWEEN COATS. CRACKS, HOLES OR IMPERFECTIONS IN PLASTER OR WALLBOARD SHALL BE FILLED WITH PATCHING PLASTER.

14. CLEANING AND RETOUCHING.

    A. AT COMPLETION OF PAINTING, ALL PAINT MATERIALS AND EQUIPMENT SHALL BE REMOVED. ALL PAINT SPOTS SHALL BE REMOVED AND ALL AREAS THOROUGHLY CLEANED. ANY DIRT OR DEBRIS CAUSED BY WORK SHALL BE CLEANED UP AS WORK PROGRESSES.

    B. RETOUCH AND REPAINT PAINTED SURFACES DAMAGED BY SUBSEQUENT WORK AS DIRECTED BY GENERAL CONTRACTOR. THE COST FOR SUCH WORK SHALL BE BORNE BY THE TRADE RESPONSIBLE FOR THE DAMAGE.

15. FLOOR AND BASE FINISHES.

    A. VERIFY THAT SUB-SURFACE IS SMOOTH, LEVEL AND FREE FROM DEFECTS WHICH WOULD AFFECT THE INSTALLATION. DO NOT PROCEED WITH WORK UNTIL DEFECT HAVE BEEN CORRECTED. THOROUGHLY CLEAN SUBFLOOR PRIOR TO APPLICATION OF ADHESIVE.

    B. VINYL COMPOSITION TILE SHALL LAY SYMMETRICALLY ABOUT CENTERLINES OF SPACES WITH EITHER JOINT OR CENTERLINE OCCURRING IN CENTER. CUTTING OF FIELD TILES IS NOT PERMITTED. ALIGN EXACTLY PARALLEL TO RESPECTIVE WALLS. NEATLY TRIM MATERIAL ABUTTING OTHER WORK TO FORM TRUE, CLEAN JOINTS. PATTERN SHALL RUN IN ONE DIRECTION ONLY, U.O.N.

    C.  CARPET SHALL BE PROTECTED FROM DAMAGE AFTER INSTALLATION.


---------------------------------------------------------

ZipRealty
Suite 1555



2000
POWELL STREET
EMERYVILLE, CA

---------------------------------------------------------

[BRERETON ARCHITECTS LOGO]
Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco, CA 94105
415 546 1212
    546 3932 fax

---------------------------------------------------------

[LICENSED ARCHITECT STATE OF CALIFORNIA SEAL]
              NICHOLAS BRERETON
                NO. C-10.201
                JAN 31, 2005

---------------------------------------------------------


MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St., Suite 200
Emeryville, CA 94608
510.594.5600


---------------------------------------------------------

Issue/Revision:

      Date:
No.   Proj. No.    Description
---------------------------------------------------------
 1    21191.00     ISSUE FOR REVIEW
      10.24.01
---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

Copyright Statement:

All drawings and written material appearing herein constitute original and unpublished original work of the architect and may not be duplicated, used, or disclosed without prior written consent of the architect.

(c) Brereton Architects
    A California Corporation

---------------------------------------------------------

Owner Approval:

-----------------------------------
Name

-----------------------------------
City/State           Date

---------------------------------------------------------

File Name:



---------------------------------------------------------

Sheet Title

GENERAL NOTES

15th FLOOR



Scale: 1/8"-1'-0"
       -----------------

---------------------------------------------------------
Sheet No.

          15A0.1

  Of   Sheets   Date: 10.19.01
--  ---               --------

---------------------------------------------------------

PARTITION LEGEND
--------- ------

===== PARTITION TO BE DEMOLISHED AND REMOVED.

==  == DOOR, DOORFRAME AND HARDWARE TO BE REMOVED.

----- OVERHEAD TO BE DEMOLISHED AND REMOVED.

_____ EXISTING PARTITION TO REMAIN.

-
-
-    INDICATES ELECTRICAL AND DATA DEMOLITION. REFER TO
-    POWER AND SIGNAL PLAN FOR EXPLANATION OF SYMBOLS.
-    REMOVE ALL ELECTRICAL WIRING AND DATA CABLING BACK
-    TO SOURCE.
-
-

SALVAGE FOR REUSE
------- --- -----

1.  CEILING TILE/GRID.

2.  EXHAUST FANS.

3.  ALL LIGHTING AND ASSOCIATED ELECTRICAL WHIPS.

4.  ALL HVAC DUCTS, VAN, HEAT PUMPS ETC. ARE TO REMAIN.

5.  FIRE EXTINGUISHERS AND CABINETS.

6.  LIFE SAFETY HORNS/STROBES, SPRINKLERS.

7.  DOOR, DOOR FRAMES, HARDWARE WINDOWS AND WINDOW FRAMES.

SHEET NOTES
----- -----

1.  REFER TO SHEET 15A0.3 FOR TYPICAL DEMOLITION NOTES.

2. REMOVE ALL ELECTRICAL WIRING AND DATA CABLING BACK TO SOURCE IN WALLS SCHEDULED FOR DEMOLITION (TYPICAL). RESWITCH LIGHTS AS REQUIRED (SEE REFLECTED CEILING PLAN FOR MORE INFORMATION).

3. DEMO EXISTING FURNITURE BASE FEEDS. CONVERT POWER TO CONVENIENCE OUTLET, REMOVE THE TWO REMAINING CIRCUITS TO FREE-UP ELECTRICAL PANEL.

4. DEMO EXISTING WALL SCONCE AND ALL ASSOCIATED WIRING BACK TO SOURCE. PATCH OPENINGS AND PREP. AREA FOR NEW PAINT.

5.  DEMO TWO 4' SECTIONS OF (E) PARTITION FOR NEW GLASS, SEE ELEVATION 15A2.1.

6.  DEMO (E) CARPET AND PAD. SAVE TO PATCH IN OTHER AREAS OF SUITE AS REQ'D.

7. DEMO/REMOVAL OF ANY (E) EQUIPMENT SHALL BE COORDINATED BY SUBCONTRACTOR. SEE DESIGN BUILD DRAWINGS FOR INFORMATION.

8.  CREATE NEW OPENINGS THIS PARTITION, SEE ELEVATIONS 15A2.1.

9.  SYSTEMS FURNITURE WORKSTATIONS TO BE RE-CONFIGURED, NIC.

10. LIGHTS TO BE RELOCATED, SEE 15A2.2.

                                  [FLOOR PLAN]

ZipRealty
Suite 1555

2000
POWELL STREET
EMERYVILLE, CA

(Brereton Architects Logo)
Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco CA 94105
415 546 1212
    546 3932 fax

Architectural Stamp
      (Stamp)

Consultant:

MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St. Suite 200
Emeryville, CA 94608
510.594.5600

Issue/Revision:

       Proj. No
No.    Date:             Description
---    -----             -----------
1      21191.00          ISSUE FOR REVIEW
       10.24.01

Copyright Statement:

All drawings and written material appearing herein constitute original and unpublished original work of the architect and may not be duplicated, used, or disclosed without prior written consent of the architect.

(C) Brereton Architects
A California Corporation

______________________________________________________
Owner Approval:

______________________________________________________
Name

______________________________________________________
[Illegible]                        Date

______________________________________________________
Sheet Title

DEMOLITION
PLAN


15th FLOOR
(Scale)

Scale: 1/8'-1'0"

Sheet No.
15A2.0

SYMBOL LEGEND
---------------------------------------------------
-----  Overhead Construction

_____  Existing Partition

 X     Room Name

 X     Room Number

 X     Door Symbol: See Sheet A6.2 For Door &
       Hardware Specifications

 X     Keyed Sheet Note

 X     Wall Type

 -     Elevation Tags

-----  Demo

_____  Demo Overhead Construction

- - -  Demo Overhead Cabinets

---------------------------------------------------
PARTITION LEGEND
---------------------------------------------------

 A     TYPE A: New Non-Combustible Partition, See
               Detail 4/15A6.2.

 B     TYPE B: New Non-Combustible Acoustical or
               Demising Partition. See Detail
               6/15A6.2.

 C     TYPE C: New 2-Hour Rated Partition. Not Used.

 D     TYPE D: New 1-Hour Rated Partition. See
               Detail 7/15A6.2.

 E     TYPE E: New Low-Height Partition; Height as
               Noted on Plan. Not Used.

 G     TYPE G: New 1/4" Tempered Glazing; Height, in
               Aluminum Frame to Match Door,
               U.O.N.

---------------------------------------------------
SHEET NOTES
---------------------------------------------------

 1.    Refer to Sheet --AO.3 for Typical
       Constructions.

 2.    Provide & Construct New Partitions as Shown.
       Patch Adjacent Partitions as Required and
       Prepare for New Finishes.

 3.    Provide New Blank Coverplate for all
       Demolished Data and Power Outlets at Below
       18" AFF. (Color to Match Existing). Provided
       Drywall Patch for all Demolished Data and
       Power Outlets Above 18" AFF.

 4.    Fill-in Cased Opening and Finish to Match
       Existing Partition.

 5.    New 3-Panel Perimeter Framed 1/4"
       Tempered Glazing with Silicone Between Glazing
       Panels. See Elevation 27/15A6.1.

 6.    Provide Cased Openings in Wall to Clear Ladder
       Racks Extending from Phone Room 1524 to Server
       Room 1522. G.C. Shall Confirm Height & Exact
       Location of Openings in Field with Architect and/or Tenant.

 7.    Patch Damaged Wall as Required. Match (E)
       Conditions.

 8.    Verify Projection Screen is in Operable
       Condition. Repair as Required.

---------------------------------------------------

       [Elevation at Phone Room Diagram]

       [Elevation at Server Room Diagram]


             [Floor Plan Diagram]


ZipRealty
Suite 1555



2000
POWELL STREET
EMERYVILLE, CA


[BRERETON LOGO]
Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco, CA 94105
415 546 1212
    546 3932 fax


[LICENCED ARCHITECT STATE OF CALIFORNIA SEAL]


Consultant:


MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St., Suite 200
Emeryville, CA 94608
510.594.5600

Issue/Revision:

      Proj. No.
No.   Date:        Description
---   ----------   ----------------
 1    21191.00     Issue for Review
      10.24.01
-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------
Copyright Statement:

All drawings and written material
appearing herein constitute
original and unpublished original
work of the architect and may not
be duplicated, used, or disclosed
without prior written consent of
the architect.

(c) Brereton Architects
A Californica Corporation
-----------------------------------

Owner Approval:

-----------------------------------
Name

-----------------------------------
[Illegible]          [Illegible]
-----------------------------------

Sheet Title

CONSTRUCTION PLAN

15th FLOOR
[ARROW]
[SCALE]

Scale:  1/8"=1'-0"
       -----------------
-----------------------------------
Sheet No.

          15A2.1

  Of   Sheets   Date: 10.19.0[Illegible]
--  ---               --------

SYMBOL LEGEND
--------------------------------------------------------------------------------

-    EXISTING 2'x2' CEILING SYSTEM AT 8'-6'' A.F.F.


     CEILING GRID:
     ------------
          MANUFACTURER:  BUILDING STANDARD
          SIZE:          2'x2'
          COLOR:         OFF WHITE

     CEILING TILE:
     ------------
          MANUFACTURER:  BUILDING STANDARD
          SERIES:        BUILDING STANDARD
          SIZE:          2'x2'
          COLOR:         OFF WHITE

-    NEW DRYWALL CEILING OR SOFFIT SEE DETAIL

-    HEIGHT INDICATED BUBBLE

-    (E) OR (R) 2'x4' RECESSED LIGHT FIXTURE

-    2'x4' RECESSED LIGHT FIXTURE TO BE REMOVED

-    (E) OR (R) 2'x2' RECESSED LIGHT FIXTURE

-    2'x2' RECESSED LIGHT FIXTURE TO BE REMOVED

-    SUSPENDED, CEILING MOUNTED LIGHT FIXTURE

- EMERGENCY BALLAST; CONNECT TO EMERGENCY POWER CIRCUIT OR PROVIDE SWITCHED EMERGENCY BALLAST, SEE BUILDING TENANT STANDARD.

- EMERGENCY DOWN LIGHT; CONNECT TO EMERGENCY POWER CIRCUIT OR PROVIDE SWITCHED EMERGENCY BALLAST, SEE BUILDING TENANT STANDARD.

-    UNDER-CABINET LIGHT

-    RECESSED DOWNLIGHT

-    WALL-MOUNTED LIGHT FIXTURE

-    CEILING-MOUNTED WALLWASHER

-    CEILING-MOUNTED CORNER WALLWASHER

-    CEILING-MOUNTED DOUBLE WALLWASHER

-    SURFACE MOUNTED LIGHT FIXTURE

-    WALL-MOUNTED EXIT SIGN

-    CEILING-MOUNTED EXIT SIGN

-    IONIZATION TYPE SMOKE DETECTOR

-    CEILING-MOUNTED FIRE SPEAKER

-    WALL-MOUNTED VISUAL ALARM

-    WALL-MOUNTED COMBINATION FIRE SPEAKER/VISUAL ALARM

-    SINGLE SWITCH

-    DOUBLE SWITCH

-    THREE-WAY SWITCH

-    TRANSFER FAN SWITCH

-    PROJECTION SCREEN

-    DIMMER SWITCH

-    MOTION SENSOR-SWITCH

-    FIXTURE TYPE IDENTIFIER

-    POWER POLE
--------------------------------------------------------------------------------

SHEET NOTES
--------------------------------------------------------------------------------

1. PROVIDE SEPARATE 24-HOUR HVAC. SEE EQUIPMENT SCHEDULE. DESIRED OPERATING TEMPERATURE 65 DEGREES.

2. EXISTING CEILING GRID AND TILE TO REMAIN. REPLACE DAMAGED CEILING TILE WITH NEW TO MATCH AS REQUIRED.

3.   CLEAN AND SERVICE EXISTING HVAC UNIT. PROVIDE NEW FILTER AND BELTS.

4.   RESWITCH LIGHTING IN THIS ROOM TO OPERATE FROM EXISTING SWITCH.

5.   RELOCATE EXISTING LIGHTS AS SHOWN AND PROVIDE DUAL-LEVEL LIGHTING IN THIS
     ROOM.

6.   ISOLATE LIGHTS IN THIS ROOM AND PROVIDE DUAL-LEVEL SWITCH CONTROL.
--------------------------------------------------------------------------------


                                 [ FLOOR PLAN]


--------------------------------------------------------------------------------
ZipRealty
Suite 1555

2000
POWELL STREET
EMERYVILLE, CA
--------------------------------------------------------------------------------

[BRERETON ARCHITECTS LOGO]

ARCHITECTURE PLANNING
INTERIOR ARCHITECTURE

120 HOWARD, PENTHOUSE
SAN FRANCISCO, CA 94105
415 546 1212
    546 3932 FAX
--------------------------------------------------------------------------------


                             [LICENSED ARCHITECT -
                               NICHOLAS BRERETON
                                JAN. 31, 2003 -
                           STATE OF CALIFORNIA SEAL]


--------------------------------------------------------------------------------

CONSULTANT:




--------------------------------------------------------------------------------




MANAGED AND LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St., Suite 200
Emeryville, CA 94608
510.594.5600

--------------------------------------------------------------------------------

Issue/Revision:

          Proj. No.
No.       Date:          Description
-------   -----------    -----------
1         21.91.00       ISSUE FOR REVIEW
          10.24.01
-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

-----------------------------------------

--------------------------------------------------------------------------------

Copyright Statement:

All drawings and written material appearing herein constitute original and unpublished original work of the architect and may not be duplicated, used, or disclosed without prior written consent of the architect.

(c) Brereton Architects
    A California Corporation

--------------------------------------------------------------------------------

Owner Approval:

------------------------------------------------------------
 Name


------------------------------------------------------------
 City/State                        Date

--------------------------------------------------------------------------------

Sheet Title

REFLECTED
CEILING PLAN

15TH FLOOR

[ARROW UP]

[SCALE]

Scale:    1/8" = 1'-0"
       ---------------------

--------------------------------------------------------------------------------

Sheet No.

                                     15A2.2


          Of                  Sheets                   Date:     10.19.01
---------    ----------------                                -----------------

--------------------------------------------------------------------------------

SYMBOL LEGEND
-------------

-    DUPLEX POWER OUTLET

-    FOURPLEX POWER OUTLET

-    DEDICATED DUPLEX POWER OUTLET

-    INTERFERENCE SEPARATE GREEN WIRE GROUND BACK TO FLOOR GROUNDING BUS BAR.

-    GROUND FAULT INTERCEPTOR DUPLEX POWER OUTLET PROTECTION

-    SPECIAL PURPOSE POWER OUTLET

-    FLOOR-MOUNTED DUPLEX POWER MONUMENT OUTLET

-    FLOOR MOUNTED FOURPLEX POWER MONUMENT OUTLET

-    FLUSH FLOOR-MOUNTED DUPLEX POWER OUTLET

-    COMBINATION FLOOR-MOUNTED TELEPHONE/DATA/DUPLEX POWER OUTLET

-    WALL MOUNTED DATA OUTLET

-    WALL MOUNTED TELEPHONE OUTLET

-    WALL MOUNTED COMBINATION TELEPHONE/DATA OUTLET, NUMBER INDICATES PARTS,
     TYP.

-    FLOOR-MOUNTED TELEPHONE MONUMENT OUTLET

-    FLOOR-MOUNTED TELEPHONE/DATA MONUMENT OUTLET

-    ELECTROMAGNETIC HOLD-OPEN

-    PULL STATION FIRE ALARM

-    CARD READER NIC COORDINATE REQUIREMENTS WITH TENANTS SECURITY VENDOR

-    INTERCOM AT ENTRY DOOR/INTERCOM DOOR RELEASE AT RECEPTION

-    ELECTRIFIED FURNITURE BASE FEED, POWER POLE

- ELECTRIFIED FURNITURE BASE FEED, WALL MOUNTED. BASE FEED IS TO SUPPORT OUTLETS AS SHOWN ON PLAN IN BRACKET TO EACH STATION

- ELECTRIFIED FURNITURE BASE FEED, FLOOR MOUNTED. BASE FEED IS TO SUPPORT OUTLETS AS SHOWN ON PLAN IN BRACKET TO EACH STATION.

BF BASE FEED NOTATION INDICATES NUMBER AND TYPE OF OUTLETS AND QUANTITY OF CIRCUITS THAT ARE TO BE SUPPORTED AT EACH FEED LOCATION.

     IC = COMUTER CIRCUIT
     IH = HOUSE CIRCUIT
     IP = PRINTER CIRCUIT DEDICATED

-    EQUIPMENT TYPE IDENTIFIER

-    POWER POLE



SHEET NOTES
-----------

1. FURNITURE DEALER TO REARRANGE (E) FURNITURE AND PANELS AS NECESSARY IN AREAS OF (N) CONSTRUCTION AND LIQUIDATE ALL UNUSED FURNITURE.

2. CONVERT TWO EXISTING OUTLETS TO 20 AMP AND ADD ONE NEW 20 AMP. COORDINATE LOCATIONS INF FIELD.

3. REMOVE EXISTING POWER POLE. DEMO POWER BACK TO SOURCE. PATCH CEILING TILE AS REQUIRED.

4.   REMOVE EXISTING OUTLET AND DEMO POWER BACK TO SOURCE.

5.   ALL ELEC/TELE/DATA EXISTING, UON.

6.   SEE DESIGN BUILD ENGINEER DRAWINGS FOR FUTURE INFORMATION.

7. RELOCATED POWER POLE AND BASE FEED FROM TRAINING ROOM AREA 1587. PROVIDE POWER FOR (20) PC'S IN HARVESTING AREA - 6 NEW CIRCUITS. SEE DESIGN BUILD ENGINEER DRAWINGS.

8.   RELOCATE POWER POLE AS REQUIRED, APPROX. 18".

9.   FOR EQUIPMENT SCHEDULE IN NETWORK ROOM, SEE GENERAL CONTRACTOR.

10. PROVIDE BASIC BUILDING POWER TO ALL OFFICES, ROOMS, AND CUBICLES AS SHOWN ON PLAN.





                                  [FLOORPLAN]




------------------------------
ZipRealty
Suite 1555






2000
POWELL STREET
EMERYVILLE, CA
------------------------------


[BRERETON ARCHITECTS LOGO]

Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco, CA 94105
415 546 1212
    546 3932 fax
------------------------------



         [SEAL]



------------------------------
Consultant:






------------------------------





------------------------------
MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St. Suite 200
Emeryville, CA 94608
510.594.5600
------------------------------
Issue/Revision:

    Proj. No.
No. Date:     Description
------------------------------
1   21191.00  ISSUE FOR REVIEW
    10.24.01
------------------------------
1.1 21191.01  BULLETIN NO. 1
    11.05.01
------------------------------
2   21191.00  REVISED POWER &
    11.26.01  SIGNAL PLAN
------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------
COPYRIGHT STATEMENT:

All drawings and written
material appearing herein
constitute original and
unpublished original work of
the architect and may not be
duplicated, used, or disclosed
without prior written consent
of the architect.

(c) Brereton Architects
    A California Corporation
------------------------------
Owner Approval

------------------------------
Name

------------------------------
??/??               Date:

------------------------------
Sheet Title

POWER &
SIGNAL PLAN

15th FLOOR

(ARROW)
(SCALE)

Scale: 1/8"-1'-0"
      ----------------
------------------------------

Sheet No.
          15A2.3

   of   Sheets  Date: 10.19.01
---  ---             ---------
------------------------------

SYMBOL LEGEND
---------------------------------------------------
-  Floor Finish Material

-  Paint Base

-  Window Treatment

-  Millwork Countertop
-  Millwork Exposed Doors, Drawers & Faces

-  Change Floor Finish

-  Changed Floor Finish with Transition Strap

---------------------------------------------------
FINISHES
---------------------------------------------------
C     CARPET
      Manufacturer: Shaw
      Style:        Design Series IV
      Color:        TBD
      Installation: To Match Existing
      Location:     Office 1507

VT    VINYL TILE
      Manufacturer: To Match Existing
      Style:        To Match Existing
      Color:        To Match Existing
      Location:     Office 1522

BI    VINYL BASE
      Manufacturer: To Match Existing
      Color:        To Match Existing
      Size:         To Match Existing

PI    PAINT
      Manufacturer: To Match Existing
      Color:        To Match Existing
      Finish:       To Match Existing

PL-I  PLASTIC LAMINATE COUNTERTOP
      Manufacturer: -
      Color:        -

PL-2  PLASTIC LAMINATE FACE
      Manufacturer: -
      Color:        -

---------------------------------------------------
SHEET NOTES
---------------------------------------------------

1. Patch Finishes in the Area of Demolition and
   Construction

2. Extend VCT to Area Where Carpet was Removed.
   Strip Wax from Existing VCT, Clean and Wax
   Entire Room with Anti-Static Wax.

3. Repair Carpeting Throughout Suite as Needed.
   (Be Specific)

4. Touch-Up Paint Throughout Suite as Needed.

5. All Finishes are Existing to Remain, UON.

6. Provide New Carpet, Base and Paint, This Room.

7. Provide New Base and Paint this Room. Clean
   Existing Carpet.

8. Paint Door or Window Frame to Match Existing.



             [Floor Plan Diagram]


ZipRealty
Suite 1555



2000
POWELL STREET
EMERYVILLE, CA


[BRERETON LOGO]
Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco CA 94105
415 546 1212
    546 3932 fax


[LICENSED ARCHITECT SEAL]
NICHOLAS BRERETON
No. C-10, 201
Jan. 31, 2003
[STATE OF CALIFORNIA]


Consultant:


MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St. Suite 200
Emeryville, CA 94608
510.594.5600

Issue/Revision:

      Proj. No.
No.   Date:        Description
---   ----------   ----------------
 1    21191.00     Issue for Review
      10.24.01
-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------


-----------------------------------
Copyright Statement:

All drawings and written material
herein constitute original and
unpublished original work of the
architect and may not be duplicated,
used, or disclosed without prior
written consent of the architect.

(c) Brereton Architects
    a California Corporation
-----------------------------------

Owner Approval:

-----------------------------------
Name

-----------------------------------
[Illegible]          Date
-----------------------------------

Sheet Title

FINISH PLAN

15th FLOOR



Scale: 1/8"=1"-0"
       -----------------
-----------------------------------
Sheet No.

          15A2.4

  Of   Sheets   Date: 10.19.01
--  ---               --------

(PLAN TRASH CONTAINER CABINET)
1"=1'-0'                                36





(PLAN TYPICAL CASEWORK ANCHORAGE
AT STUD PARTITION)
NO SCALE                                37





(PLAN DOOR OPENING FRAMING (TYP.))
1/2"=1'-0"                              38




(PLAN DEVICE LOCATIONS)
1/4"=1'-0"                              39





(PLAN JUNCTION BOX ISOLATION IN ACOUS. PTN)
3"=1'-0"                                40





(PLAN OVERHEAD CABINET (TYPICAL))
1"-1'-0"                                26




(PLAN OVERHEAD CABINET - OPEN SHELVES)
1"=1'-0"                                27




(PLAN LOWER CABINET W/DRAWER)
1"=1'-0"                                28



(PLAN LOWER CABINET
ADJ. SHELVING ONLY)
1"=1'-0"                                29




(PLAN SINK CABINET)
1"-1'-0"                                30



(PLAN GLAZING JOINTS W/SILICONE)
FULL SIZE                               21



(PLAN PARTITION BRACING--WALL MOUNTED EQUIP.)
NO SCALE                                22




(PLAN WALL MOUNTED SHEET MTL BACKING
PLATE AT STUD PARTITION)
3"=1'-0"                                23




(PLAN ASTRAGAL COVER AT DBL DOORS
IN RATED OPENING)
FULL                                    24




(PLAN THRESHOLD DETAILS)
FULL SIZE                               25



(PLAN DOOR/SIDELIGHT FRAME)
1/4"=1'-0"                              16






(PLAN ALUMINUM FRAME DETAILS)
6"=1'-6"                                18




(PLAN HOLLOW METAL FRAME DETAILS)
6"=1'-0"                                20




DOOR SCHEDULE

DOOR DESIGNATION          OPENING                    DOOR                            FRAME              HARD
-----------------------------------------------------------------------------------------------------   WARE
NO.   LOCATION          WIDTH  HEIGHT  RATING      TYPE  CORE  FINISH     MAT'L  TYPE  DETAIL  FINISH   GRP.  REMARKS
------------------------------------------------------------------------------------------------------------------------------------
1506  OFFICE            3'-0"  8'-4"     -          A     SC   PLAM       ALUM    2     18/-    SGE       B
------------------------------------------------------------------------------------------------------------------------------------
1587  TRAINING ROOM     3'-0"  8'-4"     -          A     SC   PLAM       ALUM    1     18/-    SGE       B
------------------------------------------------------------------------------------------------------------------------------------
1597  CORRIDOR          3'-0"  8'-4"    20 MIN     (E)    SC   PLAM        (E)    (E)    (E)    SGE      (E)   WITH AUTOMATIC CLOSER
------------------------------------------------------------------------------------------------------------------------------------
1598  WAITING/RECEP     6'-0"  8'-4"    20 MIN     (E)    (E)  PLAM        HM     HM     HM     SGE       D    WITH AUTOMATIC CLOSER
------------------------------------------------------------------------------------------------------------------------------------
1599  OFFICE-GENERAL    3'-0"  8'-4"     -         (E)    (E)  PLAM       (E)      (E)    (E)   SGE      (E)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------
ALUM      ALUMINUM, EXTRUDED
CA        CLEAR ANODIZED
DEBA      DARK BRONZE ANODIZED ALUMINUM
HC        HOLLOW CORE
HCB       HONEYCOMB
HM        HOLLOW METAL
MC        MINERAL CORE
MFA       MILL FINISH ALUMINUM
P LAM     PLASTIC LAMINATE
PG        PAINT GRADE
PJ        POLYURETHANE
SC        SOLID CORE
SGE       SEMI-GROSS ENAMEL
SL        SPRAYED LACQUER
TG        TEMPERED GLASS
TS        TRANSPARENT STAIN
WCF       WATERBASED CLEAR FINISH
WG        WIRE GLASS

--------------------------------------------------------------------------------
DOOR TYPES
--------------------------------------------------------------------------------

[AA DOOR DESIGN]


[BB DOOR DESIGN]


[CC DOOR DESIGN]



[-- DOOR DESIGN]



[-- DOOR DESIGN]


--------------------------------------------------------------------------------
FRAME TYPES
--------------------------------------------------------------------------------

[1 FRAME DESIGN]


[2 FRAME DESIGN]


--------------------------------------------------------------------------------
HARDWARE GROUPS
--------------------------------------------------------------------------------
GROUP               NUMBER                        MANUFACTURER
--------------------------------------------------------------------------------
GROUP A - ENTRY DOOR, 20 MIN - LOCKSET

2 PAIR BUTTS        TB 2714, 4 1/2" X 4 1/2"      McKINNEY
1 CLOSER            4113 AL X TB                  LCN

1 LOCKSET           L9453, 03 LEVER               SCHLAGE
1 SEAL              S88D (COLOR AS REQ'D)         PEMKO
1 STOP              331 ES X RISER 3/4"           QUALITY OR EQUAL

GROUP B - INTERIOR DOOR, UNRATED - PASSAGE LATCHSET

2 PAIR BUTTS        TA 2714, 4 1/2" X 4 1/2"    McKINNEY
1 LATCHSET          L9010, 03 LEVER               SCHLAGE
1 SEAL              WOOL PILE                     BY FRAME MFGR.
1 STOP              331 ES X RISER 3/4"           QUALITY

GROUP C - INTERIOR DOOR, UNRATED - LOCKSET

2 PAIR BUTTS        TA 2714, 4 1/2" X 4 1/2"    McKINNEY
1 LATCHSET          L9050, 03 LEVER               SCHLAGE
1 SEAL              WOOL PILE                     BY FRAME MFGR.
1 STOP              331 ES X RISER 3/4"           QUALITY

GROUP D - DOUBLE ENTRY DOOR, 20 MIN.

4 PAIR BUTTS        TA 2714, 4 1/2" X 4 1/2"    McKINNEY
2 CLOSERS           4130 AL X TB                  LCN
1 EXIT DEVICE       L9453 03 LEVER                SCHLAGE
CONCEALED VERTICAL  9847 WDC/ 9947 WDC            VON DUPRIN
2 EXTERIOR LEVERS   992-L, OR 06 LEVER            VON DUPRIN
1 SEAL              S88D (COLOR AS REQ'D)         PEMKO
1 ASTRIGAL, RATED   369 DP-106                    PEMKO
1 ASTRIGAL COVER    1/2" X 2 1/2"                 ANEGRE HARDWOOD
1 STOP              331 ES X RISER 3/4"           QUALITY

--------------------------------------------------------------------------------
DOOR & HARDWARE NOTES
--------------------------------------------------------------------------------

1.   CONTRACTOR IS TO SUBMIT COMPLETE HARDWARE SCHEDULE FOR ARCHITECT'S REVIEW.

2. HARDWARE FINISH SHALL BE AS US10B DARK BRONZE EXCEPT COORDINATOR WHICH SHALL BE PAINTED TO MATCH DOOR FRAME.

3. ALL EXIT DOORS SHALL BE OPERABLE FROM THE INSIDE WITHOUT THE USE OF KEYS OR ANY SPECIAL KNOWLEDGE OR PARTICULAR EFFORT. AS A MINIMUM, ALL EXIT DOORS AND FRAMES SHALL BE 20 MIN, RATED AND EQUIPPED WITH CLOSERS UNLESS OTHERWISE NOTED. ALL CLOSERS SHALL CONFORM TO FEDERAL ADA AND STATE TITLE 24 REQUIREMENTS.

4. ALL DOORS DESIGNATED TO BE FIRE RATED SHALL BE LABELED AS REQUIRED BY CODE. PROVIDE FIRE RATED FRAMES THROUGHOUT, SIZED TO SPECIFIC FIRE-RATED PARTITION.

5. ALL FIRE RATED DOORS SHALL BE INSTALLED WITH MINIMUM CLEARANCE ABOVE THRESHOLD OR ABOVE FINISH DOOR. DO NOT UNDERCUT FIRE-RATED DOORS.

6. UNDERCUT ALL OTHER DOORS SO THAT THE BOTTOM OF THE DOOR IS 1/4" MINIMUM ABOVE THE FINISH FLOOR MATERIAL.

7. INSTALL DOORS WITH ALL HARDWARE FITTINGS, ACCESSORIES AND PARTITION REINFORCEMENT AS REQUIRED FOR THE SPECIFIC INSTALLATION. PROVIDE ANY SPECIAL ITEMS REQUIRED FOR CODE CONFORMANCE AT SPECIAL DOOR LOCATIONS.

8. PROVIDE CONSTRUCTION KEY-WAY FOR ACCESS BY SUBCONTRACTORS DURING CONSTRUCTION. BUILDING MANAGEMENT SHALL COORDINATE FINISH KEYS & CYLINDERS WITH TENANT AT COMPLETION OF CONSTRUCTION.

9. DOORS ARE GENERALLY FULL-HEIGHT AND SIZES IN SCHEDULE ARE NOMINAL. VERIFY IN FIELD FOR ACTUAL SIZE.

10. REMOVE ANY NAMEPLATES OR OTHER SIGNAGE THAT IS ADHERED TO DOORS. REPAIR DOOR AS REQUIRED FOR SMOOTH, CONSISTENT FINISH.

------------------------------
ZipRealty
Suite 1555





2000
POWELL STREET
EMERYVILLE, CA
------------------------------


[BRERETON ARCHITECTS LOGO]

Architecture Planning
Interior Architecture

120 Howard, Penthouse
San Francisco, CA 94105
415 546 1212
    546 3932 fax
------------------------------


         [SEAL]


------------------------------




MANAGED & LEASED BY:

Equity Office Properties Trust
Watergate Office Towers
2200 Powell St. Suite 200
Emeryville, CA 94608
510.594.5600
------------------------------
Issue/Revision:


    Date:
No. Proj No.  Description
------------------------------
1   21191.00  ISSUE FOR REVIEW
    10.24.01
------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------

------------------------------
COPYRIGHT STATEMENT:

All drawings and written
material appearing herein
constitute original and
unpublished original work of
the architect and may not be
duplicated, used, or disclosed
without prior written consent
of the architect.

(c) Brereton Architects
    A California Corporation
------------------------------
Owner Approval


------------------------------
Name

------------------------------
??/??             Date:

------------------------------
File Name:


------------------------------
Sheet Title

DOOR &
HARDWARE
SCHEDULE &
DETAILS

15th FLOOR





Scale: N/A
      ----------------
------------------------------

Sheet No.
          15A6.3

   of   Sheets  Date: 24OCT01
---  ---             ---------

                                    EXHIBIT E

                              ADDITIONAL PROVISIONS

         This exhibit (this "Exhibit") is attached to and made a part of the Lease by and between EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and ZIPREALTY, INC., A CALIFORNIA CORPORATION ("Tenant") for space in the Building located at 2000 Powell Street, Emeryville, California.

      I.       RENEWAL OPTION.

            A. Grant of Option; Conditions. Tenant shall have the right to extend the Term (the "Renewal Option") for one additional period of five (5) years commencing on the day following the Termination Date of the initial Term and ending on the fifth annual anniversary of the Termination Date (the "Renewal Term"), if:

                  1. Landlord receives notice of exercise ("Initial Renewal Notice") not less than 12 full calendar months prior to the expiration of the initial Term and not more than 15 full calendar months prior to the expiration of the initial Term;and

                  2. Tenant is not in default under the Lease beyond any applicable cure periods at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as defined below); and

                  3. No part of the Premises is sublet (other than pursuant to a Permitted Transfer, as defined in Article XII of the Lease) at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and

                  4. The Lease has not been assigned (other than pursuant to a Permitted Transfer, as defined in Article XII of the Lease) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice.

            B.    Terms Applicable to Premises During Renewal Term.

                  1. The initial Base Rent rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market rate (hereinafter defined) per rentable square foot for the Premises. Base Rent during the Renewal Term shall increase, if at all, in accordance with the increases assumed in the determination of Prevailing Market rate. Base Rent attributable to the Premises shall be payable in monthly installments in accordance with the terms and conditions of Article IV of the Lease.

                  2. Tenant shall pay Additional Rent (i.e. Taxes and Expenses) for the Premises during the Renewal Term in accordance with the terms of Article IV of the Lease, and the manner and method in which Tenant reimburses Landlord for Tenant's share of Taxes and Expenses and the Base Year, if any, applicable to such matter, shall be some of the factors considered in determining the Prevailing Market rate for the Renewal Term.

            C. Initial Procedure for Determining Prevailing Market. Within 30 days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant of the applicable Base Rent rate for the Premises for the Renewal Term. Tenant, within 15 days after the date on which Landlord advises Tenant of the applicable Base Rent rate for the Renewal Term, shall either
                  (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its Renewal Option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such 15 day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and

                  Tenant shall work together in good faith to agree upon the Prevailing Market rate for the Premises during the Renewal Term. Upon agreement, Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant fail to agree upon the Prevailing Market rate within 30 days after the date Tenant provides Landlord with the Rejection Notice, Tenant, by written notice to Landlord (the "Arbitration Notice") within 5 days after the expiration of such 30 day period, shall have the right to have the Prevailing Market rate determined in accordance with the arbitration procedures described in Section D below. If Landlord and Tenant fail to agree upon the Prevailing Market rate within the 30 day period described and Tenant fails to timely exercise its right to arbitrate, Tenant's Renewal Option shall be deemed to be null and void and of no further force and effect.

            D.    Arbitration Procedure.

                  1. If Tenant provides Landlord with an Arbitration Notice, Landlord and Tenant, within 5 days after the date of the Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate for the Premises during the Renewal Term (collectively referred to as the "Estimates"). If the higher of such Estimates is not more than 105% of the lower of such Estimates, then Prevailing Market rate shall be the average of the two Estimates. If the Prevailing Market rate is not resolved by the exchange of Estimates, then, within 7 days after the exchange of Estimates, Landlord and Tenant shall each select an appraiser to determine which of the two Estimates most closely reflects the Prevailing Market rate for the Premises during the Renewal Term. Each appraiser so selected shall be certified as an MAI appraiser or as an ASA appraiser and shall have had at least 5 years experience within the previous 10 years as a real estate appraiser working in Alameda County, with working knowledge of current rental rates and practices. For purposes hereof, an "MAI" appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar), and an "ASA" appraiser means an individual who holds the Senior Member designation conferred by, and is an independent member of, the American Society of Appraisers (or its successor organization, or, in the event there is no successor organization, the organization and designation most similar).

                  2. Upon selection, Landlord's and Tenant's appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Prevailing Market rate for the Premises. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises during the Renewal Term. If either Landlord or Tenant fails to appoint an appraiser within the 7 day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Prevailing Market within 20 days after their appointment, then, within 10 days after the expiration of such 20 day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser (i.e. arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within 14 days, the arbitrator shall make his determination of which of the two Estimates most closely reflects the Prevailing Market rate and such Estimate shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises. If the arbitrator believes that expert advice would materially assist him, he may retain one or more qualified persons to provide such expert advice. The parties shall share equally in the costs of the arbitrator and of any experts retained by the arbitrator. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert.

                  3. If the Prevailing Market rate has not been determined by the commencement date of the Renewal Term, Tenant shall pay Base Rent upon the terms and conditions in effect during the last month of the initial Term for the Premises until such time as the Prevailing Market rate has been determined. Upon such determination, the Base Rent for the Premises shall be retroactively adjusted to the commencement of the Renewal Term for the Premises. If such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within 30 days after the determination thereof. If such adjustment results in an overpayment of Base Rent by Tenant, Landlord shall credit such overpayment against the next installment of Base Rent due under the Lease and, to the extent necessary, any subsequent installments, until the entire amount of such overpayment has been credited against Base Rent.

            E. Renewal Amendment. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rent, Term, Termination Date and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after receipt of the Binding Notice and Tenant shall execute and return the Renewal Amendment to Landlord within 15 days after Tenant's receipt of same, but, upon final determination of the Prevailing Market rate applicable during the Renewal Term as described herein, an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed.

            F. Prevailing Market. For purposes hereof, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and office buildings comparable to the Building in project known as Watergate Office Towers located in Emeryville, California. The determination of Prevailing Market shall take into account any material economic differences between the terms of this Lease and any comparison lease or amendment, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes.

            G. Subordination. Notwithstanding anything herein to the contrary, Tenant's Renewal Option is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

                                    EXHIBIT F

                                PARKING AGREEMENT

      This Exhibit (the "Parking Agreement") is attached to and made a part of the Lease by and between EOP-EMERYVILLE PROPERTIES, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and ZIPREALTY, INC., A CALIFORNIA CORPORATION ("Tenant") for space in the Building located at 2000 Powell Street, Emeryville, California

1. The capitalized terms used in this Parking Agreement shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Parking Agreement. In the event of any conflict between the Lease and this Parking Agreement, the latter shall control.

2. Landlord hereby grants to Tenant and persons designated by Tenant a license to use forty-seven (47) non-reserved parking spaces in the parking facility ("Parking Facility") located partially beneath the Property. The term of such license shall commence on the Commencement Date under the Lease and shall continue until the earlier to occur of the Termination Date under the Lease, the sooner termination of the Lease, or Tenant's abandonment of the Premises thereunder. During the term of this license, Tenant shall pay Landlord the prevailing monthly charges established from time to time for parking in the Parking Facility, payable in advance, with Tenant's payment of monthly Base Rent. The initial charge for such parking spaces is $60.00 per non-reserved parking pass, per month. No deductions from the monthly charge shall be made for days on which the Parking Facility is not used by Tenant. Tenant may, from time to time request additional parking spaces, and if Landlord shall provide the same, such parking spaces shall be provided and used on a month-to-month basis, and otherwise on the foregoing terms and provisions, and at such prevailing monthly parking charges as shall be established from time to time.

3. Tenant shall at all times comply with all applicable ordinances, rules, regulations, codes, laws, statutes and requirements of all federal, state, county and municipal governmental bodies or their subdivisions respecting the use of the Parking Facility. Landlord reserves the right to adopt, modify and enforce reasonable rules ("Rules") governing the use of the Parking Facility from time to time including any key-card, sticker or other identification or entrance system and hours of operation. The rules set forth herein are currently in effect. Landlord may refuse to permit any person who violates such rules to park in the Parking Facility, and any violation of the rules shall subject the car to removal from the Parking Facility.

4. Unless specified to the contrary above, the parking spaces hereunder shall be provided on a non-designated "first-come, first-served" basis. Tenant acknowledges that Landlord has no liability for claims arising through acts or omissions of any independent operator of the Parking Facility. Landlord shall have no liability whatsoever for any damage to items located in the Parking Facility, nor for any personal injuries or death arising out of any matter relating to the Parking Facility, except to the extent caused by the gross negligence or willful misconduct of Landlord, and in all events, Tenant agrees to look first to its insurance carrier and to make commercially reasonable efforts to require that Tenant's employees look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility. Tenant hereby waives on behalf of its insurance carriers all rights of subrogation against Landlord or Landlord's agents. Landlord reserves the right to assign specific parking spaces, and to reserve parking spaces for visitors, small cars, handicapped persons and for other tenants, guests of tenants or other parties, which assignment and reservation or spaces may be relocated as determined by Landlord from time to time, and Tenant and persons designated by Tenant hereunder shall not park in any location designated for such assigned or reserved parking spaces. Tenant acknowledges that the Parking Facility may be closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking Facility, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond the operator's reasonable control. In such event, Landlord shall refund any prepaid parking rent hereunder, prorated on a per diem basis. Subject to Landlord's obligation to comply with Laws, casualty damage, a Taking, Force Majeure and Landlord's repair obligations contained in the Lease, Landlord shall not reduce the number of Tenant's non-reserved parking spaces below a total of 47 parking spaces.

5. If Tenant shall default under this Parking Agreement, the operator shall have the right to remove from the Parking Facility any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such default, without liability therefor whatsoever. In addition, if Tenant shall default under this Parking Agreement, Landlord shall have the right to cancel this Parking Agreement on 10 days' written notice, unless within such 10 day period, Tenant cures such default. If Tenant defaults with respect to the same term or condition under this Parking Agreement more than 5 times during any 12 month period, and Landlord notifies Tenant thereof promptly after each such default, the next default of such term or condition during the succeeding 12 month period, shall, at Landlord's election, constitute an incurable default. Such cancellation right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under the Lease (all of which rights and remedies under the Lease are hereby incorporated herein, as though fully set forth). Any default by Tenant under the Lease shall be a default under this Parking Agreement, and any default under this Parking Agreement shall be a default under the Lease.

6. During the initial Term, Tenant shall be entitled to license and use up to an additional 47 parking spaces located in the Parking Facility (the "Additional Spaces") pursuant to the terms and conditions of this Parking Agreement, the Lease and the following:

         a. In the event Tenant desires to license and use any Additional Spaces, Tenant shall notify Landlord in writing ("Tenant's Parking Exercise Notice") of the specific number of Additional Spaces Tenant desires to license and use. Tenant's use of such Additional Spaces will be governed by the terms and conditions of this Parking Agreement except as otherwise expressly provided herein. The charge for such Additional Spaces shall be $85.00 per non-reserved pass per month. Landlord shall prepare and both parties shall execute an amendment to this Lease (a "Parking Amendment") reflecting Tenant's license and use of such Additional Spaces.

         b. Notwithstanding anything to the contrary contained herein or in any Parking Amendment, if Landlord in its reasonable discretion determines that Tenant's license and use of any Additional Spaces violates any Law or contravenes any parking rights existing as of the date of this Lease of other tenants of the Building or the Watergate Office Towers, or other parties, or prevents other tenants from receiving the minimum Building standard parking allocation (which standard parking allocation is, as of the date of this Lease, 2.7 parking spaces per 1,000 rentable square feet of premises, or interferes with Landlord's management and operation of the Building or the Parking Facilities, Landlord, by written notice to Tenant, may terminate Tenant's license to use some or all of the Additional Spaces by providing 30 days prior written notice in accordance with the terms of the Lease (or such shorter period if required by Law). Any such termination shall be effective as of the last day of the first full month following the date written notice of termination is delivered to Tenant. Notwithstanding the foregoing, in no event shall the term of Tenant's license with respect to any Additional Spaces extend beyond the Termination Date. Landlord shall not terminate Tenant's license to use any Additional Spaces in an arbitrary manner and without making commercially reasonable efforts to provide a reasonable solution mutually acceptable to all parties, including, without limitation, hiring a valet parking service to assist with over parking issues that may arise, provided that the cost of such valet service may be included in Expenses pursuant to Section IV.C of the Lease.

         c. Notwithstanding anything contained herein to the contrary, Tenant's right to license and use any Additional Spaces is subject and subordinate to the requirements of any applicable Laws and to the parking rights of any tenant of the Building and the Watergate Office Towers project existing on the date hereof. Nothing contained herein shall require Landlord to violate any provision of any other lease or other agreement to which Landlord is a party.

         d. Tenant's shall continue to have a right to license and use the Additional Spaces provided that: (i) At the time Tenant delivers to Landlord Tenant's Parking Exercise Notice, Tenant is not in default under the Lease beyond any applicable cure periods, and
               (ii) No part of the Premises is sublet (other than pursuant to a Permitted Transfer, as defined in Article XII of the Lease) at the time that Tenant delivers to Landlord Tenant's Parking Exercise Notice; and (iii) The Lease has not been assigned (other than pursuant to a Permitted Transfer, as defined in

            Article XII of the Lease) prior to the date that Tenant delivers to Landlord Tenant's Parking Exercise Notice.

                                      RULES

      (i) Parking Facility hours shall be 6:00 a.m. to 8:00 p.m., however, Tenant shall have access to the Parking Facility on a 24 hour basis, 7 days a week. Tenant shall not store or permit Its employees to store any automobiles in the Parking Facility without the prior written consent of the operator. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Parking Facility, or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Parking Facility overnight, Tenant shall provide the operator with prior notice thereof designating the license plate number and model of such automobile.

      (ii) Cars must be parked entirely within the stall lines painted on the floor, and only small cars may be parked in areas reserved for small cars.

      (iii) All directional signs and arrows must be observed,

      (iv)  The speed limit shall be 5 miles per hour.

      (v) Parking spaces reserved for handicapped persons must be used only by vehicles properly designated.

      (vi) Parking is prohibited in all areas not expressly designated for parking, including without limitation:

            (a) Areas not striped for parking

            (b) aisles

            (c) where "no parking" signs are posted

            (d) ramps

            (e) loading zones

      (vii) Parking stickers, key cards or any other devices or forms of identification or entry supplied by the operator shall remain the property of the operator. Such device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking passes and devices are not transferable and any pass or device in the possession of an unauthorized holder will be void.

      (viii)Monthly fees shall be payable in advance prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily parking rate will be due. No deductions or allowances from the monthly rate will be made for days on which the Parking Facility is not used by Tenant or its designees.

      (ix) Parking Facility managers or attendants are not authorized to make or allow any exceptions to these Rules.

      (x)   Every parker is required to park and lock his/her own car.

      (xi) Loss or theft of parking pass, identification, key cards or other such devices must be reported to Landlord and to the Parking Facility manager immediately. Any parking devices reported lost or stolen found on any authorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen passes and devices found by Tenant or its employees must be reported to the office of the garage immediately.

      (xii) Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited. Parking spaces may be used only for parking automobiles.

      (xiii)By signing this Parking Agreement, Tenant agrees to acquaint all persons to whom Tenant assigns a parking space with these Rules.

6. TENANT ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY LOSS

      OR DAMAGE TO TENANT OR TENANTS PROPERTY (INCLUDING, WITHOUT LIMITATIONS, ANY LOSS OR DAMAGE TO TENANT'S AUTOMOBILE OR THE CONTENTS THEREOF DUE TO THEFT, VANDALISM OR ACCIDENT) ARISING FROM OR RELATED TO TENANT'S USE OF THE PARKING FACILITY OR EXERCISE OF ANY RIGHTS UNDER THIS PARKING AGREEMENT, WHETHER OR NOT SUCH LOSS OR DAMAGE RESULTS FROM LANDLORD'S ACTIVE NEGLIGENCE OR NEGLIGENT OMISSION. THE LIMITATION ON LANDLORD'S LIABILITY UNDER THE PRECEDING SENTENCE SHALL NOT APPLY HOWEVER TO LOSS OR DAMAGE ARISING DIRECTLY FROM LANDLORD'S WILLFUL MISCONDUCT.

7. Without limiting the provisions of Paragraph 6 above, Tenant hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agrees that Tenant will not prosecute any claim for personal injury or property damage against Landlord or any of its officers, agents, servants or employees for any said causes of action. It is the intention of Tenant by this instrument, to exempt and relieve Landlord from liability for personal injury or property damage caused by negligence.

8. The provisions of Article XXI of the Lease are hereby incorporated by reference as if fully recited.

      Tenant acknowledges that Tenant has read the provisions of this Parking Agreement, has been fully and completely advised of the potential dangers incidental to parking in the Parking Facility and is fully aware of the legal consequences of signing this instrument.

                                    EXHIBIT G

                            FORM OF LETTER OF CREDIT

                         [Name of Financial Institution]

                                            Irrevocable Standby Letter of Credit
                                            No.________________________________
                                            Issuance Date:_____________________
                                            Expiration Date:___________________
                                            Applicant: ZipRealty, Inc.

Beneficiary

EOP-Emeryville Properties, L.L.C.
2200 Powell Street
Suite 200
Emeryville, California 94608

Ladies/Gentlemen:

      We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of One Hundred Eighty Thousand and No/100 U.S. Dollars ($180,000.00) available for payment at sight by your draft drawn on us when accompanied by the following documents:

1.    An original copy of this Irrevocable Standby Letter of Credit.

2. Beneficiary's dated statement purportedly signed by one of its officers reading: "This draw in the amount of____________________U.S. Dollars ($__________) under your Irrevocable Standby Letter of Credit No._____________ represents funds due and owing to us as a result of the Applicant's failure to comply with one or more of the terms of that certain lease by and between EOP-Emeryville Properties; L.L.C., as landlord, and ZipRealty, Inc., as tenant."

      It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least 60 days prior to such expiration date or applicable anniversary thereof, we notify you in writing by certified mail, return receipt requested, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent to: Equity Office Properties Trust, 2 North Riverside Plaza, Suite 2100, Chicago, Illinois 60606, Attention: Treasury Department. In addition to the foregoing, we understand and agree that you shall be entitled to draw upon this Irrevocable Standby Letter of Credit in accordance with 1 and 2 above in the event that we elect not to renew this Irrevocable Standby Letter of Credit and, in addition, you provide us with a dated statement purportedly signed by one of Beneficiary's officers stating that the Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary's signed statement and regardless of whether Applicant disputes the content of such statement; (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw; and (c) you shall be entitled to transfer your interest in this Irrevocable Standby Letter of Credit from time to time without our approval and without charge. In the event of a transfer, we reserve the right to require reasonable evidence of such transfer as a condition to any draw hereunder.

      This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

      We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this Irrevocable Standby Letter of Credit.

      All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to our office located at____________________________ to the attention of ____________________.

                                                    Very truly yours,

                                                   _________________________

                                                            [name]
                                                   _________________________

                                                            [title]
                                                   _________________________

                                    EXHIBIT H

                            ASSET PURCHASE AGREEMENT

                        ASSET PURCHASE AND SALE AGREEMENT

This Asset Purchase and Sale Agreement (the "Agreement") is made and entered into by and between zipRealty, Inc., a California corporation, formerly known as zipRealty.com, Inc., hereinafter called Seller, and the City of Richmond, a municipal corporation, hereinafter called Buyer. Buyer and Seller are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

A. Seller is engaged in an online real estate business located at 1401 Marina Way South, Richmond, California (the "Premises"). Seller occupies such Premises under the terms of that certain Lease between Seller and Marina Westshore Partners, LLC, a limited liability company, dated on or about March 7, 2000, and that certain First Amendment and Partial Cancellation of Marina Bay Business Park Standard Office Lease (collectively the "LEASE").

B. By this Agreement, Buyer desires to purchase and Seller desires to sell some of the assets of Seller currently located at the Premises, including furniture, fixtures, equipment, and any other property set forth in EXHIBIT A attached to this Agreement (the "Personal Property"). Seller also desires to transfer its interest in and Buyer desires to assume a contract for security system maintenance at the Premises and a Software License Upgrade- Support Agreement, which are more fully described in EXHIBIT A-1 attached to this Agreement (the "Contracts"). The Personal Property and the Contracts shall be referred to herein collectively as the "PROPERTY".

                                    AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the promises and covenants of the Parties in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties agree as follows:

            1. DEFINITIONS. Certain capitalized terms used in this Agreement have the meanings defined below:

                  a. "Assignment of Contracts" is defined in paragraph 5 of this Agreement.

                  b. "Business Day" means any Monday through Friday, except any such day on which the United States Mail is not delivered.

                  c. "Buyer" is defined in the first paragraph of this Agreement.

                  d. "Closing" or "Close of Escrow" means the date upon which the Bill of Sale and Assignment of Contracts are executed and delivered, and possession of the Properties delivered to Buyer, in accordance with the terms of this Agreement.

                  e. "Closing Date" is defined in paragraph 4 of the Agreement.

                  f. "Contracts" are defined in the Recitals to this Agreement.

                  g. "Current Funds" mean wire transfers, certified funds or cashier's checks in a form acceptable to Seller, which would permit Seller to immediately use those funds.

                  h. "Effective Date" means the first date all Parties have signed or executed this Agreement.

                  i.    "Feasibility Date" means November 21, 2001.

                  j. "Personal Property" is defined in the Recitals to this Agreement.

                  k.    "Premises" is defined in the Recitals to this Agreement.

                  l.    "Property" is defined in the Recitals to this Agreement.

                  m. "Purchase Price" is defined in paragraph 2 of this Agreement.

            2. PURCHASE AND SALE. Subject to the terms and conditions set forth below, Buyer agrees to buy, and Seller agrees to sell, the Property for the sum of FOUR HUNDRED SIXTY THOUSAND DOLLARS ($460,000.00) (the "Purchase Price").

            3. EFFECTIVE DATE: This Agreement shall become effective upon the Effective Date.

            4. CLOSING: The Closing shall occur on the date Seller vacates the Premises (the "Closing Date"). The Closing shall be evidenced by (i) payment in cash or Current Funds to Seller of the Purchase Price, (ii) delivery to Seller of the Buyer Documents referenced in paragraph 5a and (iii) the delivery to Buyer of the Seller Documents referred to in paragraph 5b below.

            5.    DELIVERIES AT CLOSING:

                  a. DELIVERIES BY BUYER: On or before the Closing Date, Buyer shall deliver to Seller the following:

                        (i) Proof of Buyer's authority and authorization to enter into this Agreement, and such proof of the power and authority of the individuals signing this Agreement on behalf of Buyer to act for and bind Buyer, as may reasonably be required by Seller;

                        (ii) Cash or Current Funds in the amount of the Purchase Price;

                        (iii) A duly executed assignment of contracts (the "Assignment of Contracts") in substantially the form attached as EXHIBIT B, pursuant to which Seller shall assign to Buyer all its right, title and interest in and to, and Buyer shall accept and assume all of

Seller's obligations with respect to the Contracts. Alternatively, Buyer may enter into a new contract or contracts directly with Northland Control Systems, Inc. relating to the security system on the Premises and provide Seller at Closing a release of Buyer's obligations and liabilities under the Contracts executed by Northland in a form reasonably acceptable to Buyer, and

                        (iv) All other instruments and documents necessary to consummate the transactions contemplated by this Agreement,

                  b. DELIVERIES BY SELLER: On or before the Closing Date, Seller shall deliver to Buyer the following:

                        (i) A duly executed bill of sale (the "Bill of Sale"), in substantially the form attached as EXHIBIT C, conveying all of Seller's right, title and interest in and to the Personal Property to Buyer;

                        (ii) A duly executed Assignment of Contracts, unless Buyer directly contracts with Northland Control Systems, Inc. and provides Seller with a releases of its obligations and liabilities under the Contracts as set forth more fully in Paragraph 5a(iii), above;

                        (iii) Proof of Seller's authority and authorization to enter into this Agreement, and such proof of the power and authority of the individuals signing this Agreement on behalf of Seller to act for and bind Seller, as may reasonably be required by Buyer;

                        (iv) All other instruments and documents necessary to consummate the transactions contemplated by this Agreement, and

                        (v) A duly executed Termination Agreement terminating the Lease as provided in Paragraph 10(a), below and a waiver or satisfaction of any conditions contained therein.

            6.    DUE DILIGENCE:

                  a. Seller shall promptly, upon execution of this Agreement by both Parties, deliver to Buyer all documents and written information concerning the Personal Property and Contracts that Buyer may reasonably request and which is in Seller's possession or control, including without limitation copies of the Contracts. Prior to or on the Feasibility Date, Buyer shall deliver written notice to Seller of Buyer's approval or disapproval of the Personal Property and Contracts. If Buyer shall disapprove of the Personal Property and/or Contracts this Agreement shall immediately terminate, unless otherwise agreed to in writing by the Parties, and neither Party shall have any further obligations or liabilities to the other hereunder. If Buyer does not provide written notice to Seller as provided for herein approving or disapproving of the Personal Property and Contracts, Buyer's right to approve or disapprove of the Personal Property and Contracts shall be deemed waived.

                  b. Seller expressly consents to Buyer entering upon the Premises after 24 hours prior notice to Seller for the purpose of conducting any investigation of the Personal Property Buyer deems appropriate. Buyer shall indemnify, defend and hold Seller free and harmless from all loss or liability (including, without limitation, attorneys' fees) arising solely and directly from such activities of Buyer and its agents, contractors, and employees upon the Premises prior to Closing, provided, however, that Buyer shall have no liability for any loss or damage attributable to the acts or omissions of Seller or Seller's agents. Buyer's indemnity obligations as set forth in this Paragraph shall survive the Closing or any termination of this Agreement.

                  c. Unless otherwise specified, Buyer shall pay for all costs associated with its efforts to conduct an investigation of the Personal Property.

            7. AS-IS SALE: Except as set forth expressly to the contrary herein, Buyer acknowledges that (i) Buyer has been given a reasonable, adequate and sufficient opportunity to inspect and investigate the Property, and all aspects relating thereto, either directly or through agents and experts of Buyer's choosing, (ii) that Buyer is acquiring the Property on "AS -IS" basis with no representations and warranties of any kind, including without limitation any implied warranty of merchantability as to the condition of the Property or implied warranty of fitness for any particular purpose, and (iii) any documents given to Buyer by Seller pursuant this Agreement or otherwise shall be deemed and are in fact delivered without representation or warranty of any kind as to the accuracy or truthfulness of the information contained therein (except with respect to any documents created entirely by Seller, if any, which Seller delivers to Buyer) and that Seller shall incur no liability as a result of any reliance by Buyer on such documents. Notwithstanding the above, Seller represents and warrants that any documents delivered to Buyer from third parties shall be true and complete copies of the same in Seller's possession.

            8. WAIVER AND RELEASE: Buyer hereby expressly waives and forever releases any and all claims that Buyer may now have or hereafter acquire against Seller arising from or related to the condition of the Property; provided, however, that such waiver and release shall not apply to any matter covered by an express representation and warranty of Seller contained herein.

            9.    SELLER'S OBLIGATIONS.

                  a. Maintenance of Property. At all times prior to the Closing Date, Seller shall maintain the Property in its current condition as of the Effective Date and shall (subject to Paragraph 12 below) at its expense repair any damage to the Property that occurs between the Effective Date and the Closing.

                  b. Consents. On or before the Closing Date, Seller shall obtain all necessary consents required, if any is needed, to assign Seller's interest in the Property to Buyer.

                  c. Vacate Premises. Subject to Force Majeure (as defined below), Seller shall vacate the Premises by no later than January 16, 2002. Seller shall provide written notice to Buyer at least five (5) business days before the date Seller intends to vacate the Premises. For purposes of this Agreement, "Force Majeure" means that delays in Tenant vacating the Premises shall be excused for the actual period said performance is delayed by (a) any strike, lockout, or other labor dispute, (b) war, riot, sabotage, quarantine, epidemic, or terrorism, (c) adverse weather, earthquakes, or other similar acts of God,
(d) any delay or delays in the landlord's delivery of possession of the premises to be leased by tenant pursuant to the New Tenant Lease (defined below) and/or any delay or delays in the completion of the renovations and other tenant improvements to be constructed for the benefit of Tenant pursuant to the New Tenant Lease (except to the extent any such delay is caused by the acts of Tenant), (e) material shortages or the failure to supply power, gas or electricity by PG&E, and/or (f) governmental, quasi-governmental or judicial action or inaction, restriction, regulation, or ordinance, provided that in no event shall financial inability of Tenant constitute Force Majeure.

            10. SELLER'S CONTINGENCIES. Seller's obligations under this Agreement are contingent on satisfaction or express waiver of the following conditions:

                  a. Lease Cancellation. On or before 11:59 p.m., November 27, 2001, Seller shall enter into a Lease Cancellation and Release Agreement terminating the Lease (the "Termination Agreement"), on terms and conditions satisfactory to Seller, in its sole discretion. Among other things, such Termination Agreement shall not require Seller to pay a cancellation fee or any other fees or charges and shall be contingent on the purchase by Buyer of the Property.

                  b. Lease Agreement. On or before 11:59 p.m., November 27, 2001, Seller shall enter into a Lease Agreement for space for its main office to be located at 2000 Powell Street, Emeryville, CA on terms and conditions satisfactory to Seller, in its sole discretion (the "New Tenant Lease").

                  c. Acceptance of Contracts Assignment. On or prior to the Closing Date, Northland Control Systems, Inc. written consent to or approval of the Assignment of Contracts and release of Seller from its obligations and liabilities thereunder or the Buyer obtaining such a release for Seller if Buyer elects to enter into a contract directly with Northland.

                  d. Title To Cubicles. On or prior to the Closing Date, Seller acquiring title to all of the cubicles being sold as part of the Property,

      Seller shall notify Buyer promptly upon satisfaction of the conditions set forth in subparagraphs a., b., c. and d. above. In the event any one or more of such contingencies is not satisfied or waived in writing by Seller in its sole discretion, Seller shall have the right to terminate this Agreement by providing Buyer with notice of such termination by no later than the first business day after each respective contingency or contingency period expires. If as to a particular contingency no such termination notice is so provided by Seller, such contingency shall be deemed waived. Upon termination of this Agreement pursuant to this paragraph, this Agreement shall be null and void, and of no force and effect.

            11. BUYER'S CONTINGENCIES: Buyer's obligations under this Agreement are contingent on satisfaction or express waiver of the following conditions:

                  a. Buyer not exercising its right to terminate this Agreement pursuant to Paragraph 6a, above.

      Buyer shall notify Seller promptly upon satisfaction of the condition set forth in subparagraph a.., above. In the event such contingency is not satisfied or waived in writing by Buyer in its sole discretion, Buyer shall have the right to terminate this Agreement by providing Seller with notice of such termination by no later than the first business day after such contingency or contingency period expires. If no such termination notice is so provided by Buyer, such contingency shall be deemed waived. Upon termination of this Agreement pursuant to this paragraph, this Agreement shall be null and void, and of no force and effect.

            12. RISK OF LOSS: Seller assumes the risk of loss to the Property prior to the Closing Date. In the event that all or a material part of the Property is destroyed or materially damaged without fault of Buyer such that it cannot be readily repaired without fault of Buyer prior to Closing, the Purchase Price shall be reduced proportionately to reflect the loss based upon the fair market value of the Property as of the date of such loss or material damage is discovered by Seller.

            13. COMMISSIONS: Each Party represents and warrants that no broker, finder or any other person or entity has any claim for any brokerage commission or fees in connection with the transaction contemplated by this Agreement. Each Party shall indemnify and hold the other harmless against any claim or loss suffered as a result of any claim for brokerage commissions or fees payable, or claimed to be payable, on the basis of any actions in connection with this Agreement.

            14.   REPRESENTATIONS AND WARRANTIES:

                  a. BY SELLER: Seller hereby represents and warrants to Buyer as follows:

                        (i) Each person signing this Agreement on behalf of Seller has full power and authority to bind Seller, and that all necessary documents evidencing such power and authority shall be provided to Buyer on or before the Closing Date.

                        (ii) Seller has not alienated, encumbered, transferred, optioned, leased, assigned, transferred, or otherwise conveyed its interest or any portion of its interest in the Property or any portion thereof, nor has the Seller entered into any agreement (other than this Agreement) to do so.

                        (iii) Seller has full capacity, right, power and authority to enter into this Agreement and to perform its obligations hereunder.

                        (iv) This Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

                        (v) Seller is a corporation organized, validly existing and in good standing under the laws of the State of California.

                        (vi) Except for the Personal Property or fixtures listed on EXHIBIT A-2, Seller owns or will own immediately prior to Closing, the Property, free and clear of all liens, claims and encumbrances, and Seller has no actual knowledge of any pending litigation involving the Property.

                        (vii) The Personal Property or fixtures described on EXHIBIT A-2 shall be left on the Premises by Tenant and Tenant shall cause a clause to be included in its Termination Agreement whereby Tenant's current Landlord agrees not to remove such Personal Property or fixtures from the Premises so that the City can use the same when the City occupies the Premises.

All representations, warranties and covenants of Seller in this Agreement are made as of the Effective Date and as of the Closing, and shall survive the Closing. It shall be a material failure of condition hereunder if Seller is unable to make any of the above representations and warranties truthfully as of the Closing Date and Buyer's obligation to perform under the Agreement is expressly conditioned on Seller's representations and warranties set forth herein being true and correct as of the Closing Date. In the event that Buyer subsequently becomes aware, from Seller or otherwise, of any inaccuracy, incorrectness, omission, and/or breach of any representation, warranty, and/or covenant given by Seller herein, Buyer hereby agrees that, under no circumstances, shall Buyer be entitled to purchase the Property and then bring any claim or action against Seller for fraud or other damages in excess of the amount of the Purchase Price paid for such Property, or any portion thereof, as a result of such inaccuracy, incorrectness, omission, and/or breach.

                  b. BY BUYER: Buyer hereby represents and warrants to Seller as follows:

                        (i) Each person signing this Agreement on behalf of Buyer has full power and authority to bind Buyer, and that all necessary documents evidencing such power and authority shall be provided to Seller on or before the Closing Date.

                        (ii) Buyer has full capacity, right, power and authority to enter into this Agreement and to perform its obligations hereunder.

                        (iii) This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other principles relating to or limiting the rights of contracting parties generally.

All representations, warranties and covenants of Buyer in this Agreement are made as of the Effective Date and as of the Closing, and shall survive the Closing. It shall be a material failure of condition hereunder if Buyer is unable to make any of the above representations and warranties truthfully as of the Closing Date and Seller's obligation to perform under the Agreement is expressly conditioned on Buyer's representations and warranties set forth herein being true and correct as of the Closing Date. In the event that Seller subsequently becomes aware, from Buyer or otherwise, of any inaccuracy, incorrectness, omission, and/or breach of any representation, warranty, and/or covenant given by Buyer herein, Seller hereby agrees that, under no circumstances, shall Seller be entitled to have the Close of Escrow occur and then bring any claim or action against Buyer for fraud or other damages in excess of the amount of the Purchase Price paid for such Property, or any portion thereof, as a result of such inaccuracy, incorrectness, omission, and/or breach.

            15. NOTICES: Wherever in this Contract one party hereto is required or permitted to give a notice, request, demand, consent or approval to the other, such communication shall be given in writing and shall be delivered either personally, by an overnight courier service with signed proof of receipt, or forwarded by certified mail, postage prepaid, return receipt requested addressed as follows:

To Seller:           zipRealty, Inc.
                     1401 Marina Way South
                     Richmond, CA 94804
                     Fax: (510) 237-2395
                     Attn: Kurt Waag

With a copy to:      Miller, Starr & Regalia
                     c/o Michael E. Di Geronimo
                     1331 N. California, Fifth Floor
                     Walnut Creek, CA 94596
                     Fax: (925) 933-4126

 To Buyer:           City of Richmond
                     Office of the City Attorney
                     2600 Barrett Avenue
                     2nd Floor City Hall
                     Richmond, CA 94804
                     Fax: 510-620-6518
                     Attn: Malcolm Hunter

Either party may change its address for notice by written notice given to the other in the manner hereinabove provided. Any such communication shall be deemed to have been duly given on the date personally delivered or delivered by courier service or, if delivered by mail as provided above, on the third Business Day after mailing.

            16. WAIVER OF RELOCATION BENEFITS: As further and additional consideration for the purchase of the Property, Seller voluntarily and knowingly agrees to release and forever discharge Buyer, its Mayor, Councilmembers, officers, employees, agents, successors and assigns, from any and all claims or damages for relocation assistance benefits which may arise by reason of Article 9 of Chapter 4 of Division 24 of the Health & Safety Code of the State of California or by reason of Chapter 16 of Division 7 of Title I of the Governmental Code of the State of California, or by reason of the Federal Act entitled "Uniform Relocation Assistance and Real Property Acquisition Policies Act of 1970" (Public Law 91-646), as amended, or by reason of any law, rule or regulation of the United States of American, the State of California, the County of Contra Costa or the City of Richmond.

            ---------------
            Seller

            17. LIQUIDATED DAMAGES: IF SELLER DEFAULTS IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT BY NOT

VACATING THE PREMISES BY THE DATE SPECIFIED IN PARAGRAPH 9C ABOVE DUE TO A NON-FORCE MAJEURE EVENT, THEN BUYER SHALL BE ENTITLED TO A REDUCTION IN THE PURCHASE PRICE OF SEVEN HUNDRED FIFTY DOLLARS ($750) PER DAY FOR EACH DAY AFTER JANUARY 16, 2002 THAT SELLER IS LATE IN VACATING THE PREMISES AS LIQUIDATED DAMAGES AND AS BUYER'S SOLE AND EXCLUSIVE REMEDY FOR SAID DEFAULT. BUYER AND SELLER ACKNOWLEDGE THAT THE AMOUNT OF THE REDUCTION REPRESENTS THE REASONABLE ESTIMATE BY THE PARTIES OF THE AMOUNT OF DAMAGES THAT BUYER WOULD SUFFER AS A RESULT OF SUCH A DEFAULT BY SELLER. BUYER AND SELLER HEREBY AGREE THAT THE DAMAGES SUFFERED BY BUYER IN THE EVENT THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT FAILS TO CLOSE AS SPECIFIED HEREIN DUE TO SELLER'S FAILURE TO VACATE THE PREMISES IN A TIMELY FASHION WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO ACCURATELY DETERMINE AND THAT THE SUBJECT REDUCTION IN THE PURCHASE PRICE IS UNDER SUCH CIRCUMSTANCES FAIR AND ADEQUATE DAMAGES OR COMPENSATION FOR SUCH A DEFAULT, AND SELLER SHALL HAVE NO OTHER OR FURTHER OBLIGATION OR LIABILITY UNDER THIS AGREEMENT TO BUYER ON ACCOUNT OF SUCH FAILURE. BY INITIALING THIS PROVISION IN THE SPACES BELOW, SELLER AND BUYER EACH SPECIFICALLY AFFIRM THEIR RESPECTIVE AGREEMENTS CONTAINED IN THIS PARAGRAPH.

            _______________         ____________________
            Buyer                   Seller

            18.   MISCELLANEOUS:

                  a. CAPTIONS: The headings and captions contained in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement or any provision herein contained.

                  b. TIME OF ESSENCE: Time is of the essence of this Agreement. The undersigned Seller offers to sell the Property described above on the terms and conditions herein set forth.

                  c. CONSTRUCTION: This Agreement has been negotiated by the efforts of the parties and their respective counsel, and the principal of construction against the draftsmen shall have no application in the construction and interpretation of this Agreement.

                  d. GOVERNING LAW. This Agreement shall be interpreted, construed and governed by and in accordance with the laws of the State of California.

                  e. ENTIRE AGREEMENT: This Agreement together with any document or instrument which is attached hereto as an exhibit or which is to be executed pursuant to this Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Any previous or concurrent negotiations or understandings with respect to the subject matter hereof are hereby superseded and integrated into this Agreement and shall have no bearing on the construction or interpretation of this Agreement.

                  f. AMENDMENTS: This Agreement may not be modified or amended except by a writing duly executed and delivered by Seller and Buyer.

                  g. THIRD PARTY BENEFICIARIES: This Agreement is intended to be for the sole benefit of Seller, Buyer and their respective successors and assigns. No other person, firm, corporation, partnership, or other legal entity shall have any right, title, interest or claim to any matters covered herein, or the right to demand performance of this Agreement.

                  h. FURTHER ASSURANCES: Each of the parties to this Agreement agrees that it shall reasonably cooperate with the other in such ways, and execute such additional documents, as may reasonably be requested by such other party in order to more fully carry out the objectives of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year set forth below.

Executed by Seller on                  SELLER:
__________________, 2001

                                       ZIPREALTY, INC., a California corporation

                                       By: ____________________________

                                       Its: ___________________________

Executed by Buyer on                   BUYER:
__________________, 2001

                                       CITY OF RICHMOND, a municipal
                                       corporation

                                       By: ____________________________

                                       Its: ___________________________

                                   EXHIBIT "A"

                        DESCRIPTION OF PERSONAL PROPERTY

(i)    60 Cubicles;

(ii)   Security System;

(iii)  Computer Racks;

(iv) Patch Panels (There is an existing fiber optic connection which runs between both ends of the building);

(v) Electrical Connections and Data/Phone Cabling to each current and planned cubicle;

(vi)   Category 6 data cable throughout the office space;

(vii)  Lucent twenty-year (20) cable guarantee (transferable);

(viii) Server Room with anti-static floor and dedicated air conditioning;

(ix)   Electrical and data/phone cabling in six conference rooms;

(x)    63 fold-out tables;

(xi)   14 conference room chars;

(xii)  187 work station chairs;

(xiii) 10 desks;

(xiv)  10 stacking chairs;

(xv)   2 white boards;

(xvi)  16 used work stations

                                  EXHIBIT "A-1"

                            DESCRIPTION OF CONTRACTS

      "Commercial Sales Agreement" entered into by and between zipRealty, Inc. and Northland Control Systems, Inc., dated August 9, 2000.

      "Software License Upgrade - Support Agreement" entered into by and between zipRealty, Inc. and Northland Control Systems, Inc., dated August 4, 2000.

                                  EXHIBIT "A-2"

                       FIXTURES BEING LEFT ON THE PREMISES

1. Electrical Connections and Data/Phone Cabling to each current and planned cubicle;

2.    Category 6 data cable throughout the office space;

3.    Server Room with anti-static floor and dedicated air conditioning; and

4.    Electrical and data/phone cabling in six conference rooms.

                                   EXHIBIT "B"

                             ASSIGNMENT OF CONTRACTS

This ASSIGNMENT OF CONTRACTS (this "Assignment") is made as of _, 2001, (the "Effective Date") by ZIPREALTY INC., a California corporation, formerly known as zipRealty.com, Inc. ("Assignor") in favor of the CITY OF RICHMOND ("Assignee"), pursuant to that certain ASSET PURCHASE AND SALE AGREEMENT, by and between Assignor and Assignee, dated November_, 2001 (the "Agreement"). This Assignment is subject to the terms and provisions of the Agreement, and in the event of any inconsistency between the Agreement and this Assignment, the terms and provisions of the Agreement shall control.

                                    RECITALS

      A. Assignor is a party to that certain Commercial Sales Agreement concerning the sale, service and maintenance of a security system for the Premises, entered into by and between itself and Northland Control Systems, Inc., on or about August 9, 2000 and a Software License Upgrade - Support Agreement entered into by and between Assignor and Northland Control Systems, Inc., on or about August 4, 2000 (the "Contracts").

      B. Pursuant to the terms of the Agreement, Assignor desires to assign Assignor's rights, title, and interest in the Contracts to Assignee, and Assignee desires to accept the assignment and assume all Assignor's obligations associated with the Contracts.

      NOW, THEREFORE, in consideration of the payment and delivery to Assignor of all monies and instruments to be paid and delivered to Assignor by Assignee pursuant to the terms of the Agreement, the receipt of which Assignor acknowledges, Assignor and Assignee agree as follows:

            A. Assignment of Contracts Rights. Assignor assigns and transfers to Assignee all of its right, title, and interest in and to the Contracts as of the Effective Date, subject to, in the case of the Contracts that requires consent to assignment, the receipt of the required consent.

            B. Acceptance of Assignment and Obligations. Assignee agrees to and accepts the assignment of the Contracts, and assumes and covenants to keep, perform, and fulfill, except as expressly provided in the Agreement, the executory portion of the terms, covenants, conditions, and obligations of each of the Contracts required to be kept, performed, and fulfilled by Assignor under the Contracts from and after the Effective Date.

            C. Successors and Assigns. This Assignment shall inure to the benefit of and be binding on, the successors and assigns of the parties.

            D. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement.

      IN WITNESS WHEREOF, the parties have executed this Assignment as of the Effective Date.

ASSIGNOR:

ZIPREALTY INC., a California corporation

By:   ___________________________

Its:  ___________________________

ASSIGNEE:

CITY OF RICHMOND, a municipal
corporation

By:   ___________________________

Its:  ___________________________

                              CONSENT TO ASSIGNMENT

      Northland Control Systems, Inc., a __ corporation, hereby agrees and consents to the above-referenced Assignment of Contracts entered into by and between zipRealty, Inc., a California corporation, and the City of Richmond, and hereby agrees that zipRealty, Inc. shall be released from all liability and obligations in connection with and arising under the agreements or contracts being assigned to the City of Richmond pursuant to the Assignment of Contracts as of the date thereof.

                                       NORTHLAND CONTROL SYSTEMS, INC., A ___ corporation

                                       By:________________________

                                       Its:_______________________

                                       Dated:_____________________

                                    EXHIBIT C

                                  BILL OF SALE

This BILL OF SALE (this "Bill of Sale") is made as of ______, ___, 2001, by ZIPREALTY INC., a California corporation ("zipRealty ") in favor of CITY OF RICHMOND, a municipal corporation ("City"), pursuant to that certain ASSET PURCHASE AND SALE AGREEMENT, by and between zipRealty and City, dated October _____, 2001 (the "Agreement"). This Bill of Sale is subject to the terms and provisions of the Agreement, and in the event of any inconsistency between the Agreement and this Bill of Sale, the terms and provisions of the Agreement shall control.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, zipRealty hereby sells, conveys, grants, delivers, transfers and assigns to City, without representation or warranty of any kind, except as expressly provided for in the Agreement, all of zipRealty's right, title and interest in, if any, to all that Personal Property described more fully in Exhibit 1 which is attached hereto and incorporated herein. (If any conflict exists between the Agreement and this Bill of Sale, the Agreement shall control.)

                                 ZIPREALTY INC., a California corporation

                                 By:____________________________

                                 Its:___________________________

                                    EXHIBIT 1

              (Description of Personal Property Being Transferred)

(i)    60 Cubicles;

(ii)   Security System;

(iii)  Computer Racks;

(iv) Patch Panels (There is an existing fiber optic connection which runs between both ends of the building);

(v) Electrical Connections and Data/Phone Cabling to each current and planned cubicle;

(vi)   Category 6 data cable throughout the office space;

(vii)  Lucent twenty-year (20) cable guarantee (transferable);

(viii) Server Room with anti-static floor and dedicated air conditioning;

(ix)   Electrical and data/phone cabling in six conference rooms;

(x)    63 fold-out tables;

(xi)   14 conference room chars;

(xii)  187 work station chairs;

(xiii) 10 desks;

(xiv)  10 stacking chairs;

(xv)   2 white boards;

(xvi)  16 used work stations